[GRAPHIC]

                                                   Annual Report | June 30, 2002

Invest wisely.(R)

                            THE MONTGOMERY FUNDS(SM)

                                                                 [LOGO]
                                                        THE MONTGOMERY FUNDS(SM)
                                                            Invest wisely.(R)

Dear Valued Shareholder,

Falling interest rates and strong economic growth are the perfect recipe for rising stock prices. Six months ago most investors would have said that a rally was "baked in the cake." That cake did not rise, however--in fact it has fallen--and is now endangering economic growth worldwide.

As investors, we always look for "the lesson," though fully cognizant of the fact that the more lessons we can learn the easy way (through anticipation), the better for our investment performance. The lessons from the burst and subsequent evaporation of this bubble will be written in time, but with more perspective and a better look at the final outcome than we can see through the fog of the present. The spritz from this bubble is still making a mess.

For our guidance and grounding, we continue to embrace some "old truths" about investing. First, look toward the future, not back at the past. A stock that is down 20% may or not be cheap; it depends on its future prospects. Second, consider the long-term. Sometimes long-term investors make short-term trades when the world changes, but the basis for a stock's valuation is its long-term prospects--not tomorrow's opening "print." Neither panic nor euphoria are an investor's friend. Third, remain realistic. If some CEO's let greed get the best of them, they should be prosecuted and vilified for it. There remain, however, many strong, healthy companies, led by honest executives, producing competitive products at reasonable prices and making money doing it.

Finally, after more than two years of falling equity prices, the "old truth" of the value of diversification is probably the most keenly felt lesson of all. The quantification of the old adage of "not putting all your eggs in one basket" won economist Harry Markowitz a Nobel Prize. Diversification can produce better returns for less risk, not to mention a better night's sleep.

We urge you to look to the future as well-remain focused on your long-term objectives and an appropriate asset allocation, just as we remain focused on finding the best investment opportunities around the globe.

As always, thank you for your continued support of The Montgomery Funds.

Sincerely,


/s/ F. Scott Tuck                            /s/ William C. Stevens

F. Scott Tuck                                William C. Stevens
Chairman & Chief Executive Officer           Chief Investment Officer

                                                               -----------------
                                                               TABLE OF CONTENTS
                                                               -----------------

                                                  Annual Report -- June 30, 2002

Effective May 31, 2002, the Montgomery International Focus Fund was liquidated.

Effective June 14, 2002, the Montgomery Balanced Fund was liquidated with an in-kind redemption. (Investors received shares of the Montgomery Total Return Bond Fund and the Montgomery Growth Fund).

Effective June 17, 2002, the Montgomery California Tax-Free Intermediate Bond, Montgomery California Tax-Free Money, Montgomery Federal Tax-Free Money and Montgomery New Power Funds were liquidated.

Effective June 24, 2002, the Montgomery Emerging Asia Fund merged into the Montgomery Emerging Markets Focus Fund.

Effective June 30, 2002, the Montgomery Global Communications Fund was renamed Montgomery Global Tech, Telecom and Media Fund.

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------
Stock and Bond Market Overview ............................................    2

Performance Summary .......................................................    3


Portfolio Highlights and Investments

Montgomery U.S. Equity Funds
--------------------------------------------------------------------------------
Growth Fund (MNGFX) .......................................................    4

Mid Cap Fund (MNMCX) ......................................................    7

Mid Cap Focus Fund (MNMDX) ................................................   10

Small Cap Fund (MNSCX) ....................................................   12

U.S. Focus Fund (MNUSX) ...................................................   15


Montgomery International and Global Equity Funds
--------------------------------------------------------------------------------
International Growth Fund (MNIGX) .........................................   17

Global Opportunities Fund (MNGOX) .........................................   20

Global Focus Fund (MNSFX) .................................................   23

Global Long-Short Fund (MNGLX) ............................................   25

Global Tech, Telecom and Media Fund
(formerly Global Communications Fund) (MNGCX) .............................   31

Emerging Markets Fund (MNEMX) .............................................   34

Emerging Markets Focus Fund (MNEFX) .......................................   37


Montgomery U.S. Fixed-Income and Money Market Funds
--------------------------------------------------------------------------------
Total Return Bond Fund (MNTRX) ............................................   39

Short Duration Government Bond Fund (MNSGX) ...............................   43

Government Money Market Fund (MNGXX) ......................................   46


Endnotes and Abbreviations ................................................   48


Financial Statements
--------------------------------------------------------------------------------
Statements of Assets and Liabilities ......................................   50

Statements of Operations ..................................................   54

Statements of Changes in Net Assets .......................................   58

Statements of Cash Flows ..................................................   62

Financial Highlights ......................................................   64

Endnotes to Financial Highlights ..........................................   70

Notes to Financial Statements .............................................   71

Independent Accountants' Report ...........................................   84

Information on Trustees and Officers ......................................   85

Tax and Proxy Information .................................................   86


Tickers are shown for Class R shares.

------------------------------
STOCK AND BOND MARKET OVERVIEW
------------------------------

U.S. Stock Market Review

Stocks experienced an extremely difficult year. The S&P 500 Index returned -17.98%, while the technology-laden NASDAQ Index returned -31.48. Optimism about an economic turnaround was quickly snuffed out by the terrorist attacks of 9/11/01. Stocks declined sharply in response, but showed signs of life by the fourth quarter of 2001. Investors were heartened by the Federal Reserve Board's aggressive cutting of short-term interest rates and signs of an economic renaissance supported by the continued strength of the American consumer.

This enthusiasm proved to be short-lived, however, as a steady stream of corporate accounting and governance scandals emerged in the first six months of 2002. With eroding faith in the accuracy of corporate balance sheets, some investors left the market completely. Others retreated to companies that were able to demonstrate positive near-term earnings growth, or to those firms that were poised to benefit

S&P 500

1130.20
1106.73
1147.39
1076.92
1067.14
 990.64

from an economic turnaround. Technology stocks were among the worst performers, as they continued to unwind downward, still seeking equilibrium after the bursting of the tech bubble. Soft corporate spending on technology products and services made it difficult for tech companies to meet or beat earnings expectations. The telecommunications sector declined significantly as well, suffering from excess capacity, limited access to capital, bankruptcies and revelations of accounting improprieties.

Bond Market Review

Bonds, on the other hand, enjoyed a strong year. The Lehman Brothers Aggregate Bond Index returned 8.63 during the period. Bonds emerged at the forefront as a result of the ongoing struggles facing the stock market and subdued inflation.

In the summer of 2001, investors anticipated an economic recovery and the end of an aggressive program of short-term interest rate cuts by the Federal Reserve Board. That viewpoint was quickly shattered by the events of 9/11/01. >From that day through the end of 2001, the Fed provided the markets with liquidity by continuing to cut short-term

US Treasury 30 Year Bond

5.432
5.418
5.796
5.594
5.597
5.51

rates to their lowest levels in more than 40 years. Within this environment and buoyed by a "flight to quality", Treasury securities posted exceptionally strong gains.

Mortgage-backed securities posted solid returns, outperforming during most of the first half of 2002 due to a relatively stable interest rate backdrop. Corporate bonds continued to offer divergent performance. High-quality bonds within sectors offering relative stability remained strong. Investors sought their steadiness amid uncertainty about the future growth of the economy and the markets. At the same time, bonds from the telecommunications sector and lower-quality issues continued to suffer from excess capacity, poor liquidity, tight access to capital, and emerging news about defaults and accounting irregularities.

Global Equities Review

The past 12 months were difficult for international equity investors as well, as markets absorbed bad news from a variety of sources, much of which created uncertainties for future equity valuations. Last summer's concerns over declining corporate investment and profitability were eclipsed by the terrorist attacks, which resulted in a sharp sell-off. This was immediately followed by a rebound that buoyed investor confidence and left many hopeful for 2002 as a year of renewal. With low inflation allowing for accommodative monetary policies in many regions, strong consumer activity and robust housing markets provided a solid underpinning for growth, even as investment spending remained sluggish. Unfortunately, the collapse of Enron in the United States and a seemingly endless supply of corporate accounting and governance scandals proved to be too much for markets already reeling from significant losses. The resulting decline in sentiment led to accelerated selling pressure throughout the first half of this year in the United States and most of Europe. Despite prolonged military activity in Afghanistan and heightened tensions in Israel and Kashmir, emerging market stocks fared better than the developed world, as export-driven economies such as Korea and Indonesia rose in anticipation of an upturn in global activity.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                         2

                                                             -------------------
                                                             PERFORMANCE SUMMARY
                                                             -------------------

                                      Average Annual Total Returns as of 6/30/02

                                                       Inception       One         Three        Five          Ten        Since
Fund Name (Fund Number)                                   Date         Year        Years        Years        Years     Inception
Montgomery U.S. Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund (284)*                                       9/30/93     (23.80)%     (15.28)%      (4.49)%        N/A        7.84%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund (294)*                                     12/30/94     (26.49)%      (2.59)%       1.54%         N/A        8.62%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Focus Fund (1485)*                              10/31/00     (17.43)%        N/A          N/A          N/A      (17.95)%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)*                                    7/13/90     (26.68)%      (8.35)%      (1.88)%       7.63%      10.57%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Focus Fund (1484)*                                 12/31/99     (28.31)%        N/A          N/A          N/A      (19.51)%
------------------------------------------------------------------------------------------------------------------------------------

Montgomery International and Global Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)*                          7/3/95     (17.68)%     (15.08)%      (5.03)%        N/A        2.33%
------------------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*                         9/30/93     (27.79)%     (18.05)%      (4.14)%        N/A        4.06%
------------------------------------------------------------------------------------------------------------------------------------
Global Focus Fund (295)*                                 10/2/95     (32.55)%     (21.34)%      (8.54)%        N/A        1.61%
------------------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)*                          12/31/97     (16.79)%      (2.95)%        N/A          N/A       15.95%
------------------------------------------------------------------------------------------------------------------------------------
Global Tech, Telecom and Media Fund (280)*                6/1/93     (39.54)%     (24.44)%      (3.75)%        N/A        3.98%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                              3/1/92      (3.14)%      (5.51)%     (11.83)%      (0.26)%     (0.29)%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*                     12/31/97       3.80%        4.01%         N/A          N/A        9.61%
------------------------------------------------------------------------------------------------------------------------------------

Montgomery U.S. Fixed-Income and Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*                            6/30/97       8.81%        8.25%        7.74%         N/A        7.74%
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*              12/18/92       6.80%        6.80%        6.55%         N/A        6.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                                      One-Day     Seven-Day
As of 6/30/02                                                          Yield        Yield      One Year    Five Years
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)*                      9/14/92       1.37%        1.34%        2.16%        4.66%       4.49%
------------------------------------------------------------------------------------------------------------------------------------

* Returns reflect a partial waiver of fees without which the total return would have been lower.

Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Montgomery Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate. Recent returns for the bond Funds reflect economic conditions, which may not be duplicated in the future. Additionally, certain equity Funds benefited from participating in IPOs, which were more available during the more favorable market conditions from 1998 through 2000. Investors should not expect that this performance will be achieved consistently.

Some Funds may not be appropriate for certain types of investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

The Montgomery Global Long-Short Fund and the Montgomery Emerging Markets Focus Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in Funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Funds that invest in small-cap or mid-cap stocks may be subject to greater volatility than those that invest in large companies.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                         3

------------------------------
MONTGOMERY GROWTH FUND | MNGFX
------------------------------

Andrew Pratt, CFA ............................................ Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                                   Growth Fund
Since inception (9/30/93) .............................................   7.84%
One year .............................................................. (23.80)%
Five years ............................................................  (4.49)%

                    S&P 500 Index / Russell 1000 Growth Index
Since 9/30/93 ..............................................  11.19%  /   8.98%
One year ................................................... (17.98)% / (26.49)%
Five years .................................................   3.66%  /  (0.28)%

Montgomery      S&P 500         Russell 1000    Lipper Growth
Growth Fund     Index           Growth Index    Funds Average

22,649          28,716          26,306          26,651
21,854          28,162          25,214          26,102
22,554          29,221          26,086          27,073
21,196          27,450          23,957          25,541
20,865          27,248          23,378          25,293
19,350          25,307          21,215          23,452

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. This index is an appropriate comparison to the Fund because of the Fund's large-capitalization, growth-oriented strategy. (3) The Lipper Growth Funds Average universe consists of 332 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Microsoft Corporation ..................................................... 3.8%
Wal-Mart Stores, Inc. ..................................................... 3.1%
Exxon Mobil Corporation ................................................... 3.1%
General Electric Company .................................................. 3.1%
Citigroup, Inc. ........................................................... 2.7%
Pfizer, Inc. .............................................................. 2.6%
American International Group, Inc. ........................................ 2.6%
Wells Fargo & Company ..................................................... 2.1%
Bank of America Corporation ............................................... 2.1%
Golden West Financial Corporation ......................................... 2.0%

                               Top Five Industries
                      (as a percentage of total net assets)
Pharmaceuticals: Major .................................................... 7.5%
Major Banks ............................................................... 5.7%
Industrial Conglomerates .................................................. 5.1%
Integrated Oil ............................................................ 4.4%
Discount Stores ........................................................... 4.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund trailed the S&P 500 Index, returning -23.80%, versus -17.98% for the index but outperformed the Russell 1000 Growth Index, which returned -26.49%. The Fund's poor performance was due primarily to its overweight exposure to companies in the industrial and telecommunications sectors. This negative effect was partially offset by positive performance in health care and technology.

Q: What is an example of a holding that performed poorly?

A: Wireless holding Sprint PCS underperformed during the past year. The company is gaining market share and has a scalable single-technology network that provides it with an operating cost advantage over its peers, two attributes we found attractive for the Fund. Sprint PCS did not meet our growth expectations, however, and it preannounced lower net subscriber additions during the second quarter. Because we are also observing the development of an aggressive pricing environment in the cellular markets, we have exited the position until we can see more visibility in the business fundamentals of wireless companies.

Q: What is a holding that performed particularly well?

A: Our investment in First Health Group, a managed health care service provider, outperformed the broad benchmark. First Health helps clients cut health care costs by contracting with one provider rather than undergoing the additional administrative expense of dealing with multiple providers across different regions. This is especially important in the current environment, when corporations are trying to manage the double-digit cost increases of providing health care benefits to employees.

Q: What is your outlook?

A: We expect to see a gradual economic recovery. The Fund is positioned to benefit from any improvement in the economy through its exposure to such economically sensitive areas as consumer cyclicals and technology. While we are optimistic that economic conditions will improve, our focus continues to be on adding value from careful stock selection. To that end our approach to stock selection remains unchanged. We will continue to look for companies with visible long-term growth plans, whose stocks are reasonably valued relative to their peers, and which offer the potential for business momentum as a catalyst for growth and share-price appreciation. We continue to run our portfolio in a disciplined fashion, with an emphasis on risk control and diversification.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                         4

                                                  ------------------------------
                                                  MNGFX | MONTGOMERY GROWTH FUND
                                                  ------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 98.3%

Aerospace/Defense - 1.3%
    49,700   Raytheon Company ..................................   $  2,025,275

Airlines - 1.1%
   106,200   Southwest Airline Company .........................      1,716,192

Aluminum - 1.6%
    75,900   Alcoa, Inc. .......................................      2,516,085

Apparel/Footwear Retail - 3.1%
   191,400   Gap, Inc. (The) ...................................      2,717,880
    68,400   Talbots, Inc. (The) ...............................      2,394,000
                                                                   ------------
                                                                      5,111,880

Beverages: Alcoholic - 1.6%
    52,900   Anheuser-Busch Companies, Inc. ....................      2,645,000

Beverages: Non-Alcoholic - 3.4%
    49,600   Coca-Cola Company (The) ...........................      2,777,600
    57,900   PepsiCo, Inc. .....................................      2,790,780
                                                                   ------------
                                                                      5,568,380

Biotechnology - 1.0%
    38,200   Amgen, Inc.+ ......................................      1,600,007

Chemicals: Major Diversified - 1.2%
    49,400   Rohm & Haas Company ...............................      2,000,206

Computer Communications - 1.3%
   151,400   Cisco Systems, Inc.+ ..............................      2,111,273

Computer Peripherals - 0.9%
    28,200   Lexmark International, Inc.+ ......................      1,534,080

Computer Processing Hardware - 2.6%
    71,400   Dell Computer Corporation+ ........................      1,868,181
    33,100   International Business Machines Corporation .......      2,383,200
                                                                   ------------
                                                                      4,251,381

Data Processing Services - 2.0%
    41,200   Automatic Data Processing, Inc. ...................      1,794,260
    87,000   Jack Henry & Associates, Inc. .....................      1,452,465
                                                                   ------------
                                                                      3,246,725

Department Stores - 1.3%
    31,000   Kohl's Corporation+ ...............................      2,172,480

Discount Stores - 4.3%
    49,500   Costco Wholesale Corporation+ .....................      1,911,442
    93,300   Wal-Mart Stores, Inc. .............................      5,132,433
                                                                   ------------
                                                                      7,043,875

Drug Store Chains - 1.4%
    59,900   Walgreen Company ..................................      2,313,937

Electric Utilities - 2.2%
    29,500   Duke Energy Corporation ...........................        917,450
    21,200   FPL Group, Inc. ...................................      1,271,788
    48,300   Southern Company (The) ............................      1,323,420
                                                                   ------------
                                                                      3,512,658

Electronic Components - 0.7%
    52,700   Vishay Intertechnology, Inc.+ .....................      1,159,400

Electronic Production Equipment - 0.9%
    77,100   Applied Materials, Inc.+ ..........................      1,471,839

Electronics/Appliance Stores - 0.8%
    35,450   Best Buy Company, Inc.+ ...........................      1,286,835

Finance/Rental/Leasing - 2.8%
    47,500   Freddie Mac .......................................      2,907,000
    48,400   MBNA Corporation ..................................      1,600,588
                                                                   ------------
                                                                      4,507,588

Financial Conglomerates - 4.0%
    59,400   American Express Company ..........................      2,157,408
   111,966   Citigroup, Inc. ...................................      4,338,682
                                                                   ------------
                                                                      6,496,090

Home Improvement Chains - 1.3%
    57,500   Home Depot, Inc. (The) ............................      2,111,975

Household/Personal Care - 4.3%
    39,100   Avon Products, Inc. ...............................      2,042,584
    51,800   Estee Lauder Companies, Inc. (The), Class A .......      1,823,360
    35,300   Procter & Gamble Company (The) ....................      3,152,290
                                                                   ------------
                                                                      7,018,234

Industrial Conglomerates - 5.1%
    25,800   3M Company ........................................      3,173,400
   173,900   General Electric Company ..........................      5,051,795
                                                                   ------------
                                                                      8,225,195

Insurance Brokers/Services - 1.4%
    23,400   Marsh & McLennan Companies, Inc. ..................      2,260,440

Integrated Oil - 4.4%
    23,500   ChevronTexaco Corporation .........................      2,079,750
   124,300   Exxon Mobil Corporation ...........................      5,086,356
                                                                   ------------
                                                                      7,166,106

Investment Banks/Brokers - 1.5%
    12,500   Goldman Sachs Group, Inc. .........................        916,875
    25,000   Lehman Brothers Holdings, Inc. ....................      1,563,000
                                                                   ------------
                                                                      2,479,875

Major Banks - 5.7%
    48,400   Bank of America Corporation .......................      3,405,424
    71,000   Bank of New York Company, Inc. (The) ..............      2,396,250
    68,800   Wells Fargo & Company .............................      3,444,128
                                                                   ------------
                                                                      9,245,802

Major Telecommunications - 2.4%
    68,100   SBC Communications, Inc. ..........................      2,077,050
    46,700   Verizon Communications, Inc. ......................      1,875,005
                                                                   ------------
                                                                      3,952,055

Managed Health Care - 1.5%
    88,300   First Health Group Corporation+ ...................      2,466,661

Media Conglomerates - 2.2%
    57,800   AOL Time Warner, Inc.+ ............................        850,238
    61,700   Viacom, Inc., Class B+ ............................      2,737,629
                                                                   ------------
                                                                      3,587,867

Medical Specialties - 2.4%
    35,000   Baxter International, Inc. ........................      1,555,750
    55,800   Medtronics, Inc. ..................................      2,391,030
                                                                   ------------
                                                                      3,946,780

Motor Vehicles - 1.0%
   102,200   Ford Motor Company ................................      1,635,200

Multi-Line Insurance - 2.6%
    62,450   American International Group, Inc. ................      4,260,964

Oil & Gas Production - 2.2%
    34,910   Anadarko Petroleum Corporation ....................      1,721,063


The accompanying notes are an integral part of these financial statements.     5

------------------------------
MONTGOMERY GROWTH FUND | MNGFX
------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Oil & Gas Production - continued
    48,300    EOG Resources, Inc. .............................    $  1,917,510
                                                                   ------------
                                                                      3,638,573

Oilfield Services/Equipment - 1.0%
    34,500    Schlumberger Ltd. ...............................       1,604,250

Other Consumer Services - 1.2%
    31,600    eBay, Inc.+ .....................................       1,947,350

Package Software - 3.8%
   112,400    Microsoft Corporation+ ..........................       6,140,412

Pharmaceuticals: Major - 7.5%
    26,400    Abbott Laboratories .............................         993,960
    58,600    Johnson & Johnson ...............................       3,062,436
    42,700    Merck & Company, Inc. ...........................       2,162,328
   123,100    Pfizer, Inc. ....................................       4,308,500
    33,200    Wyeth ...........................................       1,699,840
                                                                   ------------
                                                                     12,227,064

Pharmaceuticals: Other - 1.7%
    42,300    Allergan, Inc. ..................................       2,823,525

Savings Banks - 2.0%
    47,400    Golden West Financial Corporation ...............       3,260,172

Semiconductors - 3.6%
   141,400    Intel Corporation ...............................       2,584,085
    58,100    International Rectifier Corporation+ ............       1,693,615
    65,400    Texas Instruments, Inc. .........................       1,549,980
                                                                   ------------
                                                                      5,827,680

TOTAL COMMON STOCKS
(Cost $167,565,412) ...........................................     160,117,366
                                                                   ------------

MONEY MARKET FUND - 0.0%@
    11,400    J.P. Morgan Vista Federal Money
              Market Fund
              (Cost $11,400) ..................................          11,400
                                                                   ------------

TOTAL SECURITIES
(Cost $167,576,812) ...........................................     160,128,766

Principal Amount

REPURCHASE AGREEMENT - 2.0%
$3,297,000    J.P. Morgan Securities, Inc.^
              2.0% dated 6/28/02, due 7/1/02
              (Cost $3,297,000) ...............................       3,297,000
                                                                   ------------

TOTAL INVESTMENTS - 100.3%
(Cost $170,873,812*) ..........................................     163,425,766

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net) .........................................................        (411,224)
                                                                   ------------

NET ASSETS - 100.0% ...........................................    $163,014,542
                                                                   ============

* Aggregate cost for federal tax purposes is $183,249,662.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.     6

                                                 -------------------------------
                                                 MNMCX | MONTGOMERY MID CAP FUND
                                                 -------------------------------

Stuart Roberts ........................................ Senior Portfolio Manager
Jerome C. Philpott, CFA ...................................... Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                                  Mid Cap Fund
Since inception (12/30/94) ............................................   8.62%
One year .............................................................. (26.49)%
Five years ............................................................   1.54%

                Russell 2000 Index / Russell Midcap Growth Index
Since 12/30/94 ............................................ 10.04%   /    9.28%
One year .................................................. (8.60)%  /  (26.34)%
Five years ................................................  4.44%   /    2.27%

Montgomery      Russell 2000    Russell Midcap  Lipper Small Cap
Mid Cap Fund    Index           Growth Index    Funds Average

20,580          21,281          23,449          24,205
19,967          20,698          22,119          22,881
21,367          22,362          23,808          24,389
20,927          22,566          22,547          23,575
19,834          21,564          21,874          22,780
18,587          20,494          19,460          20,785

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. (2) The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. (3) The Lipper Small Cap Funds Average universe consists of 253 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Lear Corporation .......................................................... 3.8%
Constellation Brands, Inc., Class A ....................................... 3.7%
Electronic Arts, Inc. ..................................................... 3.6%
Lamar Advertising Company ................................................. 3.4%
Centex Corporation ........................................................ 3.2%
Radian Group, Inc. ........................................................ 3.2%
Expedia, Inc., Class A .................................................... 2.9%
Devon Energy Corporation .................................................. 2.7%
BISYS Group, Inc. (The) ................................................... 2.6%
Brunswick Corporation ..................................................... 2.3%

                               Top Five Industries
                      (as a percentage of total net assets)
Other Consumer Services ................................................... 8.2%
Recreational Products ..................................................... 7.5%
Oil & Gas Production ...................................................... 5.6%
Biotechnology ............................................................. 4.6%
Auto Parts: O.E.M. ........................................................ 4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Q: How did the Fund perform during the 12-month period ended June 30,2002, and why?

A: The Fund performed in line with the Russell Midcap Growth Index, returning -26.49%, versus -26.34% for the benchmark. The fourth quarter of 2001 contributed greatly to the Fund's negative performance over the year. In the wake of 9/11/01, we underweighted the technology sector, because we believed that corporate spending specifically on technology would weaken. Unfortunately for the Fund, aggressive short-term interest rate cuts implemented by the Federal Reserve Board were among many factors that led the tech sector to post a strong rally in October. Our overweight position in the health care services sector also hurt relative performance in the last quarter of 2001. We maintained that positioning throughout the period, however, as we believed that health care services companies offered solid prospects. That stance was rewarded in the second quarter of 2002, when health care services stocks rose. Our decision to underweight technology did help the Fund late in the fiscal year. In the second quarter of 2002, tech firms continued to struggle to meet growth expectations, with many companies suffering sharp share-price declines when they announced warnings of upcoming earnings shortfalls.

Q: What is an example of a holding that performed well?

A: Brinker International was a strong stock for the Fund during the period. The firm owns and operates casual-dining restaurants; its flagship chain is Chili's. Brinker posted strong operating results, driven by improved business at its existing restaurants and the expansion of restaurants into new locations. We are optimistic about the stock's potential, because we believe that casual-dining establishments are less economically sensitive than other restaurants in an uncertain economic environment. In addition, Brinker's management team has continued to demonstrate that it is among the best in the industry.

Q: What is an example of a holding that proved disappointing?

A: Specialty chemical manufacturer Cytec was a poor performer during the period, as the company's earnings growth failed to meet the market's expectations. One of Cytec's products has been quite successful, but unfortunately further market share gains for the company proved more difficult to attain than we expected. The company acquired a screening technology for breast cancer during the past year as well, which we believed would be very promising. The product, however, is not generating sufficient revenue to offset the company's core business. Over the period we became concerned about future pricing trends for the company and consequently liquidated our position.

Q: What is your outlook?

A: We are generally optimistic about the earnings growth prospects for the stocks we have chosen for the Fund. The markets are currently struggling with issues of trust and investor confidence, with many investors pulling their money out of the market due to concerns about corporate governance. Trust issues with the investing public, unfortunately, will take some time to resolve and may lack a specific event as a catalyst for the reversal of negative investor sentiment. Nevertheless, besides keeping an eye on emerging corporate earnings reports, we believe that August 14, 2002, will be an important date. That is when corporate executives of many larger companies must certify that their financial statements are accurate. Trust in the market might recover if that date passes without a large number of company management teams seeking to avoid self-incrimination or trying diversionary tactics. Our focus for the Fund continues to be on the longer-term fundamentals of the companies we own, and we believe that stock prices will ultimately reflect favorably on those companies that are successfully implementing their business plans.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                         7

-------------------------------
MONTGOMERY MID CAP FUND | MNMCX
-------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 99.1%

Advertising/Marketing Services - 3.4%
    90,500   Lamar Advertising Company+ ........................   $ 3,367,052

Aerospace/Defense - 4.1%
     7,200   Alliant Techsystems, Inc.+ ........................       459,360
    16,500   Northrop Grumman Corporation ......................     2,062,500
    37,400   Raytheon Company ..................................     1,524,050
                                                                   -----------
                                                                     4,045,910

Air Freight/Couriers - 1.6%
    48,000   Expeditors International of Washington, Inc. ......     1,583,520

Apparel/Footwear Retail - 1.4%
    58,100   Abercrombie & Fitch Company, Class A+ .............     1,401,372

Auto Parts: O.E.M. - 4.5%
     9,100   Johnson Controls, Inc. ............................       742,651
    80,000   Lear Corporation+ .................................     3,700,000
                                                                   -----------
                                                                     4,442,651

Beverages: Alcoholic - 3.7%
   115,000   Constellation Brands, Inc., Class A+ ..............     3,680,000

Biotechnology - 4.6%
    46,100   Biogen, Inc.+ .....................................     1,909,692
    43,800   Enzon, Inc.+ ......................................     1,099,818
    43,000   IDEC Pharmaceuticals Corporation+ .................     1,524,135
                                                                   -----------
                                                                     4,533,645

Broadcasting - 3.7%
    44,200   Hispanic Broadcasting Corporation+ ................     1,153,620
    36,500   Univision Communications, Inc.,
             Class A+ ..........................................     1,146,100
    41,000   Westwood One, Inc.+ ...............................     1,370,220
                                                                   -----------
                                                                     3,669,940

Building Products - 1.6%
    56,800   Masco Corporation .................................     1,539,848

Casinos/Gambling - 3.7%
    43,700   MGM Mirage+ .......................................     1,474,875
   210,200   Park Place Entertainment Corporation+ .............     2,154,550
                                                                   -----------
                                                                     3,629,425

Contract Drilling - 2.0%
    22,600   Nabors Industries Ltd. ............................       797,780
    42,000   Patterson-UTI Energy, Inc.+ .......................     1,185,660
                                                                   -----------
                                                                     1,983,440

Data Processing Services - 2.6%
    75,800   BISYS Group, Inc. (The)+(d) .......................     2,524,140

Electronic Production Equipment - 1.9%
    20,500   KLA-Tencor Corporation+ ...........................       901,283
    27,600   Novellus Systems, Inc.+ ...........................       938,262
                                                                   -----------
                                                                     1,839,545

Electronics/Appliance Stores - 1.0%
    36,000   Blockbuster, Inc., Class A ........................       968,400

Finance/Rental/Leasing - 3.6%
    59,300   AmeriCredit Corporation+ ..........................     1,663,365
    26,400   IndyMac Bancorporation, Inc.+ .....................       598,752
    57,800   United Rentals, Inc.+ .............................     1,260,040
                                                                   -----------
                                                                     3,522,157

Home Furnishings - 2.1%
    33,400   Mohawk Industries, Inc.+ ..........................     2,055,102

Homebuilding - 3.3%
    55,400   Centex Corporation+ ...............................     3,201,566

Hotels/Resorts/Cruiselines - 0.7%
    28,400   Fairmont Hotels & Resorts, Inc. ...................       732,152

Information Technology Services - 1.3%
    85,900   KPMG Consulting, Inc.+ ............................     1,276,045

Internet Software Services - 1.3%
    45,100   Business Objects S.A., Sponsored ADR+ .............     1,265,506

Investment Managers - 1.6%
    45,100   Federated Investors, Inc., Class B ................     1,559,107

Managed Health Care - 3.5%
    71,000   First Health Group Corporation+ ...................     1,983,385
    54,000   Health Net, Inc.+ .................................     1,445,580
                                                                   -----------
                                                                     3,428,965

Medical/Distributors - 1.8%
    14,100   AmerisourceBergen Corporation .....................     1,071,600
    31,200   Priority Healthcare Corporation, Class B+ .........       732,732
                                                                   -----------
                                                                     1,804,332

Miscellaneous Manufacturing - 1.0%
    26,400   Mettler Toledo International, Inc.+ ...............       973,368

Movies/Entertainment - 0.6%
    51,400   Metro-Goldwyn-Mayer, Inc.+ ........................       601,380

Oil & Gas Production - 5.6%
    54,300   Devon Energy Corporation ..........................     2,675,904
    37,000   EOG Resources, Inc. ...............................     1,468,900
    62,600   Ocean Energy, Inc. ................................     1,356,542
                                                                   -----------
                                                                     5,501,346

Other Consumer Services - 8.2%
    38,450   Apollo Group, Inc., Class A+ ......................     1,515,891
    60,000   Corinthian Colleges, Inc.+ ........................     2,034,900
    47,600   Expedia, Inc., Class A+ ...........................     2,810,542
    38,900   Weight Watchers International, Inc.+ ..............     1,689,816
                                                                   -----------
                                                                     8,051,149

Package Software - 0.8%
    42,900   Network Associates, Inc.+ .........................       826,683

Property/Casualty Insurance - 1.6%
    90,700   Travelers Property Casualty Corporation,
             Class A+ ..........................................     1,605,390

Railroads - 1.5%
    24,000   Union Pacific Corporation .........................     1,518,720

Recreational Products - 7.5%
    52,000   Activision, Inc.+ .................................     1,510,860
    82,300   Brunswick Corporation .............................     2,304,400
    53,900   Electronic Arts, Inc.+ ............................     3,560,095
                                                                   -----------
                                                                     7,375,355

Restaurants - 1.6%
    50,100   Brinker International, Inc.+ ......................     1,590,675

Semiconductors - 4.3%
    43,500   Fairchild Semiconductor Corporation, Class A+ .....     1,057,050
    52,000   Microchip Technology, Inc.+ .......................     1,426,100
    76,500   Zoran Corporation+ ................................     1,751,850
                                                                   -----------
                                                                     4,235,000

Specialty Insurance - 3.2%
    64,586   Radian Group, Inc. ................................     3,155,026


The accompanying notes are an integral part of these financial statements.     8

                                                 -------------------------------
                                                 MNMCX | MONTGOMERY MID CAP FUND
                                                 -------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Specialty Stores - 3.2%
    31,300     Bed Bath & Beyond, Inc.+ ......................     $ 1,181,419
    31,200     Michaels Stores, Inc.+ ........................       1,216,800
    13,200     Rent-A-Center, Inc.+ ..........................         762,762
                                                                   -----------
                                                                     3,160,981

Wholesale Distributors - 1.0%
    20,200     W.W. Grainger, Inc. ...........................       1,012,019

TOTAL COMMON STOCKS
(Cost $92,402,700) ...........................................      97,660,912
                                                                   -----------

MONEY MARKET FUND - 0.0%@
    11,305     J.P. Morgan Vista Federal Money Market Fund
               (Cost $11,305) ................................          11,305
                                                                   -----------

TOTAL SECURITIES
(Cost $92,414,005) ...........................................      97,672,217
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 1.2%
$1,157,000     J.P. Morgan Securities, Inc.^
               2.0% dated 6/28/02, due 7/1/02
               (Cost $1,157,000) .............................       1,157,000
                                                                   -----------

TOTAL INVESTMENTS - 100.3%
(Cost $93,571,005*) ..........................................      98,829,217

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net) ........................................................        (303,376)
                                                                   -----------

NET ASSETS - 100.0% ..........................................     $98,525,841
                                                                   ===========

* Aggregate cost for federal tax purposes is $93,664,477.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.     9

-------------------------------------
MONTGOMERY MID CAP FOCUS FUND | MNMDX
-------------------------------------

Jerome C. Philpott, CFA ...................................... Portfolio Manager
Charles Reed, CFA ............................................ Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                               Mid Cap Focus Fund
Since inception (10/31/00) ............................................ (17.95)%
One year .............................................................. (17.43)%

               S&P Mid Cap 400 Index / Russell Midcap Growth Index
Since 10/31/00 ............................................. (2.57)%  / (31.81)%
One year ................................................... (4.72)%  / (26.34)%

Montgomery      S&P             Russell         Lipper
Mid Cap         Mid Cap 400     Midcap          Mid Cap
Focus Fund      Index           Growth Index    Funds Average

7,710            9,842          6,365           8,257
7,508            9,854          6,004           7,805
8,041           10,558          6,463           8,320
7,870           10,509          6,120           8,042
7,558           10,331          5,938           7,771
7,196            9,575          5,283           5,283

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the midrange sector of the U.S. stock market. (2) The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. (3) The Lipper Mid Cap Funds Average universe consists of 1,714 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Constellation Brands, Inc., Class A ....................................... 4.5%
Lear Corporation .......................................................... 4.4%
Brinker International, Inc. ............................................... 4.0%
Radian Group, Inc. ........................................................ 3.9%
Electronic Arts, Inc. ..................................................... 3.7%
Centex Corporation ........................................................ 3.7%
Lamar Advertising Company ................................................. 3.5%
Brunswick Corporation ..................................................... 3.3%
Apollo Group, Inc., Class A ............................................... 3.1%
BISYS Group, Inc. (The) ................................................... 3.0%

                               Top Five Industries
                      (as a percentage of total net assets)
Recreational Products ..................................................... 8.8%
Other Consumer Services ................................................... 7.6%
Oil & Gas Production ...................................................... 6.8%
Auto Parts: O.E.M. ........................................................ 5.7%
Specialty Stores .......................................................... 5.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. Because the Montgomery Mid Cap Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund outperformed the Russell Midcap Growth Index, returning -17.43%, versus -26.34% for the benchmark. Our stock-by-stock, bottom-up strategy becomes even more important in Funds such as this one, with a higher concentration of specific names. Our stock selection process led us to underweight technology in relation to the benchmark, which helped Fund performance during a period in which the tech sector struggled significantly due to weak corporate spending on technology products and services.

Q: What is an example of a holding that detracted from performance?

A: RF Micro Devices, a semiconductor company that provides integrated circuits to the wireless telecommunications industry, lagged due to a lackluster global demand for wireless handsets. The telecom sector as a whole took a beating over the period, and the firm's wireless infrastructure business remained sluggish, as telecom-services providers reduced capital spending. Although we believe that new wireless applications are essential to help reinvigorate handset sales growth, we think that this development is still several years down the road. As a result, we eliminated this position from the portfolio.

Q: What is an example of a stock that performed well?

A: Education and training specialist Apollo Group, a leader in postsecondary education, was a strong holding during the period. We were excited about Apollo Group because we believe that such education enjoys positive demographic trends. The firm's enrollment growth remains robust, with online student registrations--an area that is more profitable than on-site classes--continuing to grow at more than 50%. Apollo Group offers a high return on invested capital, which, along with outstanding free cash flow, enabled it to offer a very strong balance sheet.

Q: What is your outlook?

A: Emerging economic data remains relatively positive but inconsistent. Negative investor sentiment is detracting from much of the positive economic news. Little attention is being paid to corporate earnings reports and to how the economy is faring. It could be some time before investor trust is restored, and until then stocks could struggle. Corporate America's overall ability to meet or beat earnings expectations should at some point entice investors back to the stock market, but it is impossible to predict how long it will take for the market to regain its faith in corporate governance.

While this environment sorts itself out, we retain our focus on judging the prospects for the companies in the Fund's investment universe, choosing those that we believe will be rewarded with higher share prices because they can successfully implement their business plans. Prospects for the broader economy appear encouraging. More important, we believe the fundamentals for the companies within the Fund are particularly appealing.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        10

                                           -------------------------------------
                                           MNMDX | MONTGOMERY MID CAP FOCUS FUND
                                           -------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 92.2%

Advertising/Marketing Services - 3.5%
   1,200   Lamar Advertising Company+ ...........................   $   44,646

Aerospace/Defense - 3.5%
     100   Alliant Techsystems, Inc.+ ...........................        6,380
     300   Northrop Grumman Corporation .........................       37,500
                                                                    ----------
                                                                        43,880

Apparel/Footwear Retail - 1.5%
     800   Abercrombie & Fitch Company, Class A+ ................       19,296

Auto Parts: O.E.M. - 5.7%
     200   Johnson Controls, Inc. ...............................       16,322
   1,200   Lear Corporation+ ....................................       55,500
                                                                    ----------
                                                                        71,822

Beverages: Alcoholic - 4.6%
   1,800   Constellation Brands, Inc., Class A+ .................       57,600

Biotechnology - 3.4%
     600   Biogen, Inc.+ ........................................       24,855
     500   IDEC Pharmaceuticals Corporation+ ....................       17,723
                                                                    ----------
                                                                        42,578

Broadcasting - 3.9%
   1,100   Hispanic Broadcasting Corporation+ ...................       28,710
     600   Westwood One, Inc.+ ..................................       20,052
                                                                    ----------
                                                                        48,762

Building Products - 1.5%
     700   Masco Corporation ....................................       18,977

Casinos/Gambling - 3.6%
     550   MGM Mirage+ ..........................................       18,562
   2,600   Park Place Entertainment Corporation+ ................       26,650
                                                                    ----------
                                                                        45,212

Contract Drilling - 2.7%
     500   Nabors Industries Ltd.+ ..............................       17,650
     600   Patterson-UTI Energy, Inc.+ ..........................       16,938
                                                                    ----------
                                                                        34,588

Data Processing Services - 3.0%
   1,150   BISYS Group, Inc. (The)+(d) ..........................       38,295

Electronic Production Equipment - 1.0%
     300   KLA-Tencor Corporation+ ..............................       13,190

Electronics/Appliance Stores - 1.5%
     700   Blockbuster, Inc., Class A ...........................       18,830

Finance/Rental/Leasing - 4.9%
   1,300   AmeriCredit Corporation+ .............................       36,465
   1,200   United Rentals, Inc.+ ................................       26,160
                                                                    ----------
                                                                        62,625

Homebuilding - 3.7%
     800   Centex Corporation ...................................       46,232

Hotels/Resorts/Cruiselines - 1.2%
     600   Fairmont Hotels & Resorts, Inc. ......................       15,468

Oil & Gas Production - 6.8%
     600   Devon Energy Corporation .............................       29,568
     550   EOG Resources, Inc. ..................................       21,835
   1,600   Ocean Energy, Inc. ...................................       34,672
                                                                    ----------
                                                                        86,075

Other Consumer Services - 7.6%
   1,000   Apollo Group, Inc., Class A+ .........................       39,425
     600   Expedia, Inc., Class A+ ..............................       35,427
     500   Weight Watchers International, Inc.+ .................       21,720
                                                                    ----------
                                                                        96,572

Railroads - 3.0%
     600   Union Pacific Corporation ............................       37,968

Recreational Products - 8.8%
     800   Activision, Inc.+ ....................................       23,244
   1,500   Brunswick Corporation ................................       42,000
     700   Electronic Arts, Inc.+ ...............................       46,235
                                                                    ----------
                                                                       111,479

Restaurants - 4.0%
   1,600   Brinker International, Inc.+ .........................       50,800

Semiconductors - 3.5%
     600   Fairchild Semiconductor Corporation, Class A+ ........       14,580
   1,100   Microchip Technology, Inc.+ ..........................       30,167
                                                                    ----------
                                                                        44,747

Specialty Insurance - 3.9%
   1,000   Radian Group, Inc. ...................................       48,850

Specialty Stores - 5.4%
   1,000   Bed Bath & Beyond, Inc.+ .............................       37,745
     500   Michaels Stores, Inc.+ ...............................       19,500
     200   Rent-A-Center, Inc.+ .................................       11,557
                                                                    ----------
                                                                        68,802

TOTAL COMMON STOCKS
(Cost $1,072,257) ...............................................    1,167,294
                                                                    ----------

MONEY MARKET FUND - 0.6%
   8,172   J.P. Morgan Vista Federal Money Market Fund
           (Cost $8,172) ........................................        8,172
                                                                    ----------

TOTAL SECURITIES
(Cost $1,080,429) ...............................................    1,175,466
                                                                    ----------

Principal Amount

REPURCHASE AGREEMENT - 11.2%
$142,000   J.P. Morgan Securities, Inc.^
           2.0% dated 6/28/02, due 7/1/02
           (Cost $142,000) ......................................      142,000
                                                                    ----------

TOTAL INVESTMENTS - 104.0%
(Cost $1,222,429*) ..............................................    1,317,466

OTHER ASSETS AND LIABILITIES - (4.0)%
(Net) ...........................................................      (50,843)
                                                                    ----------

NET ASSETS - 100.0% .............................................   $1,266,623
                                                                    ==========

* Aggregate cost for federal tax purposes is $1,222,630.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    11

---------------------------------
MONTGOMERY SMALL CAP FUND | MNSCX
---------------------------------

Stuart Roberts ........................................ Senior Portfolio Manager
Jerome C. Philpott, CFA ...................................... Portfolio Manager
Charles Reed, CFA ............................................ Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                                 Small Cap Fund
Since inception (7/13/90) .............................................  10.57%
One year .............................................................. (26.68)%
Five years ............................................................  (1.88)%
Ten years .............................................................   7.63%

                 Russell 2000 Index / Russell 2000 Growth Index
Since 7/13/90 ............................................. 10.41%   /    5.93%
One year .................................................. (8.60)%  /  (25.00)%
Five years ................................................  4.44%   /   (1.98)%
Ten years ................................................. 10.96%   /    6.23%

Montgomery      Russell         Russell         Lipper
Small Cap       2000            2000            Small Cap
Fund            Index           Growth Index    Funds Average

37,138          35,656          24,408          41,061
39,472          34,679          22,829          38,815
37,833          37,466          22,813          41,373
37,950          37,807          24,276          39,991
35,206          36,129          22,857          38,644
33,274          34,337          22,918          35,881

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. (2) The Russell 2000 Growth Index is a capitalization-weighted total return index that includes the largest companies with in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. 3) The Lipper Small Cap Funds Average universe consists of 253 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Constellation Brands, Inc., Class A ....................................... 3.0%
Corinthian Colleges, Inc. ................................................. 2.7%
Lear Corporation .......................................................... 2.7%
Harman International Industries, Inc. ..................................... 2.6%
Radian Group, Inc. ........................................................ 2.4%
Scios, Inc. ............................................................... 2.3%
AnnTaylor Stores Corporation .............................................. 2.3%
Hollywood Entertainment Corporation ....................................... 2.1%
AFC Enterprises, Inc. ..................................................... 2.0%
Retek, Inc. ............................................................... 1.8%

                               Top Five Industries
                      (as a percentage of total net assets)
Restaurants ............................................................... 5.7%
Biotechnology ............................................................. 5.4%
Other Consumer Services ................................................... 3.9%
Specialty Stores .......................................................... 3.8%
Pharmaceuticals: Other .................................................... 3.8%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund lagged the Russell 2000 Growth Index, returning -26.68%, versus -25.00% for the benchmark. The Fund's underperformance stemmed generally from developments during fourth quarter 2001. At that time we were very concerned about corporate spending, particularly on information technology budgets, in the aftermath of 9/11/01. However, tech stocks rallied in October, and the Fund's underweight position in the sector hurt relative performance. In addition, we held an overweight position in health care services in the fourth quarter of 2001, and those stocks declined, further hurting performance. We continued to believe that the prospects for health care services stocks were strong, and those positions helped performance later in the Fund's fiscal year. Likewise, a relative underweighting in technology helped in the second quarter of 2002, as fundamentals for tech companies remained weaker than anticipated.

Q: What is an example of a holding that proved disappointing?

A: One poor performer was AmeriCredit, a leading provider of sub-prime consumer financing for used cars. The company posted strong results as recently as early April, but shares underperformed later in the second quarter due to concerns that overriding economic issues would have a negative impact on the company's prospects going forward. However, we believe that AmeriCredit has historically managed credit risks well, and its management has already navigated a tough second half of 2001. Our concerns now center around a softening economic environment that once again challenges credit quality. We believe that the bulk of the risks are priced into the current share price and that successful company execution and signs of improvement in the economy could increase the price that investors are willing to pay for the stock.

Q: What is a holding that performed well?

A: Longtime Fund holding Constellation Brands posted strong performance during the year. One of our concerns had been how sensitive to the economic cycles alcoholic beverage companies would be. Because Constellation has a wide array of products selling at varied prices, it is not dependent on an affluent customer base. The company also enjoys diversity among the various types of businesses that distribute its products. When on-premises consumption in hotels and restaurants slowed a bit, Constellation's other distribution channels were ahead of plan. Constellation also does business in many geographical locations, which helped it outperform. The company's Corona beer sales continued to beat expectations, and its wine and spirits business also performed well. Investors gravitated toward consumer staples companies such as Constellation that posted steady near-term earnings growth.

Q: What is your outlook?

A: We are optimistic about recent economic reports that imply an improving economy; however, we know that it is currently difficult for investors to have faith in the market and that they are not swayed by reports on economic trends and corporate earnings. It will take some time for that trust to return. Improving corporate fundamentals should eventually convince investors to return to the stock market, but it is difficult to anticipate exactly when the market will shed its concerns regarding corporate governance.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        12

                                               ---------------------------------
                                               MNSCX | MONTGOMERY SMALL CAP FUND
                                               ---------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 100.6%

Advertising/Marketing Services - 1.7%
    10,400   Arbitron, Inc.+ ...................................   $   324,480
    10,500   Getty Images, Inc.+ ...............................       228,218
     8,900   Nautilus Group, Inc. (The)+ .......................       272,340
                                                                   -----------
                                                                       825,038

Aerospace/Defense - 2.8%
     7,350   Alliant Techsystems, Inc.+ ........................       468,930
    13,700   FLIR Systems, Inc.+ ...............................       574,920
    14,600   Titan Corporation (The)+ ..........................       267,034
                                                                   -----------
                                                                     1,310,884

Apparel/Footwear Retail - 2.3%
    42,500   AnnTaylor Stores Corporation+ .....................     1,079,075

Auto Parts: O.E.M. - 2.7%
    28,200   Lear Corporation+ .................................     1,304,250

Beverages: Alcoholic - 3.0%
    44,600   Constellation Brands, Inc., Class A+ ..............     1,427,200

Biotechnology - 5.4%
     8,200   Enzon, Inc.+ ......................................       205,902
    10,700   Neurocrine Biosciences, Inc.+ .....................       306,502
    35,900   Scios, Inc.+ ......................................     1,101,232
    18,900   Transkaryotic Therapies, Inc.+ ....................       681,250
     6,700   Trimeris, Inc.+ ...................................       297,380
                                                                   -----------
                                                                     2,592,266

Broadcasting - 3.4%
    37,700   Cumulus Media, Inc., Class A+ .....................       518,940
    11,700   Emmis Communications Corporation,
             Class A+ ..........................................       247,923
    17,200   Lin TV Corporation, Class A+ ......................       465,088
    25,000   Radio One, Inc., Class D+ .........................       372,125
                                                                   -----------
                                                                     1,604,076

Casinos/Gambling - 3.0%
    16,700   Ameristar Casinos, Inc.+ ..........................       485,218
    27,100   GTECH Holdings Corporation+ .......................       692,134
    14,600   Penn National Gaming, Inc.+ .......................       265,136
                                                                   -----------
                                                                     1,442,488

Containers/Packaging - 0.5%
    34,400   Crown Cork & Seal Company, Inc.+ ..................       235,640

Contract Drilling - 1.5%
    16,500   Patterson-UTI Energy, Inc.+ .......................       465,795
     7,300   Precision Drilling Corporation+ ...................       253,602
                                                                   -----------
                                                                       719,397

Data Processing Services - 1.1%
    11,000   BISYS Group, Inc. (The)+(d) .......................       366,300
     6,000   Hewitt Associates, Inc.+ ..........................       139,800
                                                                   -----------
                                                                       506,100

Electronic Equipment/Instruments - 0.6%
    11,000   InVision Technologies, Inc.+ ......................       265,705

Electronic Production Equipment - 0.9%
    12,200   Cymer, Inc.+ ......................................       426,695

Electronics/Appliance Stores - 2.8%
    48,700   Hollywood Entertainment Corporation+ ..............     1,007,846
    16,300   Movie Gallery, Inc.+ ..............................       344,990
                                                                   -----------
                                                                     1,352,836

Electronics/Appliances - 2.6%
    25,500   Harman International Industries, Inc. .............     1,255,875

Finance/Rental/Leasing - 3.6%
    27,100   AmeriCredit Corporation+ ..........................       760,155
    17,300   IndyMac Bancorporation, Inc.+ .....................       392,364
    26,800   United Rentals, Inc.+ .............................       584,240
                                                                   -----------
                                                                     1,736,759

Home Furnishings - 1.0%
    15,200   Furniture Brands International, Inc.+ .............       459,800

Homebuilding - 1.5%
    24,800   Toll Brothers, Inc.+ ..............................       726,640

Hospital/Nursing Management - 1.4%
     6,500   LifePoint Hospitals, Inc.+ ........................       235,820
    10,100   Triad Hospitals, Inc.+ ............................       428,038
                                                                   -----------
                                                                       663,858

Industrial Machinery - 1.4%
    21,800   Flowserve Corporation+ ............................       649,640

Internet Retail - 0.6%
    20,500   NetFlix.com, Inc.+ ................................       286,898

Internet Software Services - 3.7%
    14,000   Overture Services, Inc.+ ..........................       341,530
    34,700   Retek, Inc.+ ......................................       843,383
    37,700   WebEx Communications, Inc.+ .......................       597,734
                                                                   -----------
                                                                     1,782,647

Investment Banks/Brokers - 0.5%
     7,000   Investors Financial Services Corporation ..........       234,815

Managed Health Care - 3.2%
    18,700   AmeriPath, Inc.+ ..................................       419,254
    19,100   Coventry Health Care, Inc.+ .......................       542,822
    20,400   First Health Group Corporation+ ...................       569,874
                                                                   -----------
                                                                     1,531,950

Medical Specialties - 0.9%
    19,000   Integra LifeSciences Holdings+ ....................       413,155

Medical/Distributors - 1.2%
    24,900   Priority Healthcare Corporation, Class B+ .........       584,777

Metal Fabrications - 0.8%
    26,600   Grant Prideco, Inc.+ ..............................       361,760

Miscellaneous Commercial Service - 2.0%
     9,700   FTI Consulting, Inc.+ .............................       339,597
    11,200   ProQuest Company+ .................................       397,600
    27,400   SkillSoft Corporation+ ............................       221,529
                                                                   -----------
                                                                       958,726

Miscellaneous Manufacturing - 2.7%
    17,900   Mettler Toledo International, Inc.+ ...............       659,973
    19,600   Varian, Inc.+ .....................................       646,702
                                                                   -----------
                                                                     1,306,675

Movies/Entertainment - 1.0%
    37,900   Alliance Atlantic Communications, Inc.,
             Class B+ ..........................................       470,908

Oil & Gas Production - 2.2%
    14,750   Patina Oil & Gas Corporation ......................       404,593
    31,300   XTO Energy, Inc. ..................................       644,780
                                                                   -----------
                                                                     1,049,373

Oilfield Services/Equipment - 2.1%
    21,900   Cal Dive International, Inc.+ .....................       484,319
     9,700   National-Oilwell, Inc.+ ...........................       204,185


The accompanying notes are an integral part of these financial statements.    13

---------------------------------
MONTGOMERY SMALL CAP FUND | MNSCX
---------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Oilfield Services/Equipment - continued
     6,500   Seacor Smit, Inc.+ ................................   $   307,775
                                                                   -----------
                                                                       996,279

Other Consumer Services - 3.9%
    38,600   Corinthian Colleges, Inc.+ ........................     1,309,119
     7,100   Education Management Corporation+ .................       289,112
    18,100   Steiner Leisure Ltd.+ .............................       263,264
                                                                   -----------
                                                                     1,861,495

Package Software - 1.9%
    20,600   Concord Communications, Inc.+ .....................       339,385
    25,900   NetIQ Corporation+ ................................       585,340
                                                                   -----------
                                                                       924,725

Pharmaceuticals: Generic - 1.5%
    25,000   Pharmaceutical Resources, Inc.+ ...................       694,500

Pharmaceuticals: Other - 3.8%
    37,000   First Horizon Pharmaceutical Corporation+ .........       762,385
    25,700   Inveresk Research Group, Inc.+ ....................       334,228
    16,500   Medicis Pharmaceutical Corporation,
             Class A+ ..........................................       705,540
                                                                   -----------
                                                                     1,802,153

Property/Casualty Insurance - 0.5%
     4,400   W.R. Berkley Corporation ..........................       242,000

Publishing: Books/Magazines - 1.3%
    16,500   Scholastic Corporation+ ...........................       625,350

Real Estate Investment Trusts - 0.7%
    43,200   La Quinta Corporation+ ............................       313,200

Recreational Products - 3.8%
    26,800   Activision, Inc.+ .................................       778,674
     9,400   Polaris Industries, Inc. ..........................       611,000
    51,400   Scientific Games Corporation, Class A+ ............       409,915
                                                                   -----------
                                                                     1,799,589

Restaurants - 5.7%
    30,400   AFC Enterprises, Inc.+ ............................       948,024
    21,100   Buca, Inc.+ .......................................       401,849
    29,000   California Pizza Kitchen, Inc.+ ...................       719,200
    34,000   Ruby Tuesday, Inc. ................................       659,600
                                                                   -----------
                                                                     2,728,673

Semiconductors - 2.0%
    16,300   Silicon Laboratories, Inc.+ .......................       456,319
    20,700   Zoran Corporation+ ................................       474,030
                                                                   -----------
                                                                       930,349

Services to the Health Industry - 1.0%
    10,200   Accredo Health, Inc.+ .............................       470,577

Specialty Insurance - 2.4%
    23,300   Radian Group, Inc. ................................     1,138,205

Specialty Stores - 3.8%
    13,400   Michaels Stores, Inc.+ ............................       522,600
    17,600   PETCO Animal Supplies, Inc.+ ......................       438,328
    12,600   Pier 1 Imports, Inc. ..............................       264,600
    10,300   Rent-A-Center, Inc.+ ..............................       595,185
                                                                   -----------
                                                                     1,820,713

Trucking - 3.0%
    19,100   Pacer International, Inc.+ ........................       329,380
    24,300   Swift Transportation Company, Inc.+ ...............       566,068
    16,900   Yellow Corporation+ ...............................       547,898
                                                                   -----------
                                                                     1,443,346

Wholesale Distributors - 1.2%
    13,200   Hughes Supplies, Inc. .............................       592,680

TOTAL COMMON STOCKS
(Cost $45,314,221) .............................................    47,949,740
                                                                   -----------

MONEY MARKET FUND - 0.0%@
    11,838   J.P. Morgan Vista Federal Money
             Market Fund
             (Cost $11,838) ....................................        11,838
                                                                   -----------

TOTAL SECURITIES
(Cost $45,326,059) .............................................    47,961,578
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 2.3%
$1,109,000   J.P. Morgan Securities, Inc.^
             2.0% dated 6/28/02, due 7/1/02
             (Cost $1,109,000) .................................     1,109,000
                                                                   -----------

TOTAL INVESTMENTS - 102.9%
(Cost $46,435,059*) ............................................    49,070,578

OTHER ASSETS AND LIABILITIES - (2.9)%
(Net) ..........................................................    (1,385,415)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $47,685,163
                                                                   ===========

* Aggregate cost for federal tax purposes is $47,049,524.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    14

                                              ----------------------------------
                                              MNUSX | MONTGOMERY U.S. FOCUS FUND
                                              ----------------------------------

Andrew Pratt, CFA ............................................ Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                                 U.S. Focus Fund
Since inception (12/31/99) ............................................ (19.51)%
One year .............................................................. (28.31)%

                                  S&P 500 Index
Since 12/31/99 ........................................................ (13.51)%
One year .............................................................. (17.98)%

Montgomery      S&P             Lipper
U.S. Focus      500             Growth
Fund            Index           Funds Average

6,967           7,894           7,207
6,569           7,742           6,886
6,758           8,033           7,171
6,277           7,546           6,674
6,203           7,490           6,532
5,827           6,947           5,995

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Lipper Growth Funds Average universe consists of 1,753 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Exxon Mobil Corporation ................................................... 5.8%
Allergan, Inc. ............................................................ 4.7%
Gap, Inc. (The) ........................................................... 4.3%
American International Group, Inc. ........................................ 4.2%
First Health Group Corporation ............................................ 4.0%
Citigroup, Inc. ........................................................... 3.9%
Wal-Mart Stores, Inc. ..................................................... 3.9%
Microsoft Corporation ..................................................... 3.9%
Pfizer, Inc. .............................................................. 3.2%
Viacom, Inc., Class B ..................................................... 3.1%

                               Top Five Industries
                      (as a percentage of total net assets)
Apparel/Footwear Retail ................................................... 6.8%
Financial Conglomerates ................................................... 6.1%
Integrated Oil ............................................................ 5.8%
Discount Stores ........................................................... 5.5%
Semiconductors ............................................................ 5.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Montgomery U.S. Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund trailed the S&P 500 Index, returning -28.31%, versus -17.98% for the benchmark. The Fund's underperformance was due primarily to its overweight exposure to the technology sector, which sustained a cyclical slowdown as businesses cut spending in a weak profit environment. This negative effect was partially offset by positive stock performance in the health care sector and an underweight position in telecommunications services.

Q: What is a holding that performed poorly?

A: AOL Time Warner Inc. contributed negatively to overall performance during the past year. America Online combined with Time Warner to control a large collection of media and Internet properties. The company has yet to demonstrate the synergistic promise of the integrated assets of America Online and Time Warner. The stock's advance has been hampered over the past year by a poor advertising environment and slowing online subscription growth. We have exited the position, as we see further internal struggles between the combined entities.

Q: What is a holding that performed well?

A: Our investment in First Health Group, a managed health care services provider, outperformed the broad benchmark. First Health helps clients cut health care costs by contracting with one provider rather than undergoing the additional administrative expense of dealing with multiple providers across different regions. This is especially important in the current environment, when corporations are trying to manage the double-digit cost increases of providing health care benefits to employees.

Q: What is your outlook?

A: Our objective is to identify companies that can do well regardless of economic conditions. We expect to see a gradual economic recovery that began in the first quarter of 2002. While we are optimistic that conditions will improve, our focus continues to be on finding high-quality companies that are seeing improvement in business fundamentals and have executable long-term growth plans. We continue to run our portfolios in a disciplined fashion, with an emphasis on adding value from careful stock selection.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        15

----------------------------------
MONTGOMERY U.S. FOCUS FUND | MNUSX
----------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 96.1%

Aerospace/Defense - 2.1%
     500   Raytheon Company .....................................   $   20,375

Airlines - 1.5%
     900   Southwest Airline Company ............................       14,544

Aluminum - 2.0%
     600   Alcoa, Inc. ..........................................       19,890

Apparel/Footwear Retail - 6.8%
   3,000   Gap, Inc. (The) ......................................       42,600
     700   Talbots, Inc. (The) ..................................       24,500
                                                                    ----------
                                                                        67,100

Beverages: Non-Alcoholic - 2.4%
     500   PepsiCo, Inc. ........................................       24,100

Computer Communications - 2.0%
   1,400   Cisco Systems, Inc.+ .................................       19,523

Computer Peripherals - 1.1%
     200   Lexmark International, Inc.+ .........................       10,880

Computer Processing Hardware - 1.6%
     600   Dell Computer Corporation+ ...........................       15,699

Data Processing Services - 1.7%
   1,000   Jack Henry & Associates, Inc. ........................       16,695

Discount Stores - 5.5%
     400   Costco Wholesale Corporation+ ........................       15,446
     700   Wal-Mart Stores, Inc. ................................       38,507
                                                                    ----------
                                                                        53,953

Electronic Production Equipment - 1.0%
     500   Applied Materials, Inc.+ .............................        9,545

Electronics/Appliance Stores - 1.5%
     400   Best Buy Company, Inc.+ ..............................       14,520

Finance/Rental/Leasing - 2.5%
     400   Freddie Mac ..........................................       24,480

Financial Conglomerates - 6.1%
     600   American Express Company .............................       21,792
   1,000   Citigroup, Inc. ......................................       38,750
                                                                    ----------
                                                                        60,542

Home Improvement Chains - 1.9%
     500   Home Depot, Inc. (The) ...............................       18,365

Household/Personal Care - 3.8%
     300   Estee Lauder Companies, Inc. (The), Class A ..........       10,560
     300   Procter & Gamble Company (The) .......................       26,790
                                                                    ----------
                                                                        37,350

Industrial Conglomerates - 2.9%
   1,000   General Electric Company .............................       29,050

Integrated Oil - 5.8%
   1,400   Exxon Mobil Corporation ..............................       57,288

Investment Banks/Brokers - 2.5%
     400   Lehman Brothers Holdings, Inc. .......................       25,008

Major Banks - 2.9%
     400   Bank of America Corporation ..........................       28,144

Managed Health Care - 4.0%
   1,400   First Health Group Corporation+ ......................       39,109

Media Conglomerates - 3.1%
     700   Viacom, Inc., Class B+ ...............................       31,059

Medical Specialties - 3.0%
     700   Medtronics, Inc. .....................................       29,995

Motor Vehicles - 1.0%
     600   Ford Motor Company ...................................        9,600

Multi-Line Insurance - 4.1%
     600   American International Group, Inc. ...................       40,938

Other Consumer Services - 1.9%
     300   eBay, Inc.+ ..........................................       18,488

Package Software - 3.9%
     700   Microsoft Corporation+ ...............................       38,241

Pharmaceuticals: Major - 5.3%
     900   Pfizer, Inc. .........................................       31,500
     400   Wyeth ................................................       20,480
                                                                    ----------
                                                                        51,980

Pharmaceuticals: Other - 4.7%
     700   Allergan, Inc. .......................................       46,725

Savings Banks - 2.1%
     300   Golden West Financial Corporation ....................       20,634

Semiconductors - 5.4%
   1,100   Intel Corporation ....................................       20,102
     500   International Rectifier Corporation+ .................       14,575
     800   Texas Instruments, Inc. ..............................       18,960
                                                                    ----------
                                                                        53,637

TOTAL COMMON STOCKS
(Cost $960,793) .................................................      947,457
                                                                    ----------

MONEY MARKET FUND - 0.9%
   8,996   J.P. Morgan Vista Federal Money Market Fund
           (Cost $8,996) ........................................        8,996
                                                                    ----------

TOTAL SECURITIES
(Cost $969,789) .................................................      956,453
                                                                    ----------

Principal Amount

REPURCHASE AGREEMENT - 11.1%
$109,000   J.P. Morgan Securities, Inc.^
           2.0% dated 6/28/02, due 7/1/02
           (Cost $109,000) ......................................      109,000
                                                                    ----------

TOTAL INVESTMENTS - 108.1%
(Cost $1,078,789*) ..............................................    1,065,453

OTHER ASSETS AND LIABILITIES - (8.1)%
(Net) ...........................................................      (79,403)
                                                                    ----------

NET ASSETS - 100.0% .............................................   $  986,050
                                                                    ==========

* Aggregate cost for federal tax purposes is $1,123,436.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    16

                                    --------------------------------------------
                                    MNIGX | MONTGOMERY INTERNATIONAL GROWTH FUND
                                    --------------------------------------------

Oscar Castro, CFA ..................................... Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                            International Growth Fund
Since inception (7/3/95) ..............................................   2.33%
One year .............................................................. (17.68)%
Five years ............................................................  (5.03)%

                                 MSCI EAFE Index
Since 7/3/95 ..........................................................   2.91%
One year ..............................................................  (9.22)%
Five years ............................................................  (1.26)%

Montgomery      MSCI            Lipper
International   EAFE            International
Growth Fund     Index           Funds Average

11,646          11,588          12,455
11,795          11,670          12,514
12,357          12,307          13,165
12,220          12,396          13,203
12,128          12,564          13,312
11,750          12,068          12,779

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East. (2) The Lipper International Funds Average universe consists of 267 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                                Top Ten Holdings
                      (as a percentage of total net assets)
BP PLC ...................................................................  3.3%
Riunione Adriatica di Sicurta SpA ........................................  2.9%
Royal Bank of Scotland Group PLC .........................................  2.6%
Securitas AB, Class B ....................................................  2.5%
Total Fina Elf S.A. ......................................................  2.4%
UniCredito Italiano SpA ..................................................  2.4%
Seven - Eleven Japan Company Ltd. ........................................  2.4%
Loblaw Companies Ltd. ....................................................  2.3%
GlaxoSmithKline PLC ......................................................  2.3%
Nestle S.A. ..............................................................  2.3%

                               Top Five Countries
                      (as a percentage of total net assets)
United Kingdom ........................................................... 21.9%
Japan .................................................................... 16.8%
France ................................................................... 10.8%
Germany .................................................................. 10.1%
Italy ....................................................................  9.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned -17.68%, underperforming the benchmark Morgan Stanley Capital International (MSCI) EAFE Index, which returned -9.22%. International equity markets were shaken over the past year by declining growth prospects, accounting scandals and the terrorist attacks of 9/11/01. Except for a brief but powerful fourth-quarter rally, markets around the world have been sliding to levels not seen since trading resumed after the terrorist attacks. With low inflation that has allowed interest rates to fall to historically low levels, consumer spending has been one of the few bright spots during an otherwise tumultuous period.

Q: What is an example of a holding that performed poorly?

A: One of the Fund's investment themes involved a greater acceptance of alternative energy resources by the world's largest consumers, particularly as world oil prices remained high. One such investment was Danish company Vestas, one of the world's largest providers of wind turbines and a technological leader in the field. We were confident that adding Vestas to the Fund would ensure our exposure to one of the world's top companies in the alternative energy sector. Although we still believe in Vestas as a strong enterprise with a solid technology and business model, it became clear that the markets were not going to reward the company on this basis--instead focusing on near-term profitability, which was delayed by the general macroeconomic slowdown faced by many capital goods producers. We reduced our position but remain confident that as more clarity emerges on the company's fundamentals, it may make a strong addition to the Fund at a later date.

Q: What is an example of a holding that performed well?

A: During an extremely difficult period for growth stocks, we were pleased with the performance of our financial sector holdings. Royal Bank of Scotland in particular stood out as one of the Fund's top performers. With equity markets falling over the course of the past few years, we implemented a strategy to add those financial services companies with strong lending practices and less exposure to investment banking, brokerage and other functions heavily tied to the capital markets. The results were impressive, as markets rewarded these companies with higher price-to-earnings multiples while consumer borrowing growth remained strong. As brokerage stocks struggle with lower trading volume and declining initial public offering activity, we expect further positive contributions from Royal Bank of Scotland and other holdings in the financial sector.

Q: What is your outlook?

A: A steady decline for the U.S. dollar appears to be the result of capital outflows in response to declining investor interest in U.S. stocks. There is currently great uncertainty in the United States regarding the war on terrorism, corporate accounting scandals and the health of the economy. This has affected valuations in Europe and beyond, despite the relatively strong fundamentals in many of these markets. We expect to maintain positions in the consumer and financial sectors, which have performed well, with hopes that current valuations will allow us to add more high-quality stocks at reasonable prices. Looking forward we believe that downside risks are limited, particularly when taking into account the steep declines we have witnessed in the recent past. Nevertheless, until solutions emerge for many of the previously mentioned issues now plaguing the markets, it is unlikely that stocks will move significantly higher in the near term.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        17

--------------------------------------------
MONTGOMERY INTERNATIONAL GROWTH FUND | MNIGX
--------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 104.7%

Australia - 1.4%
    91,193   News Corporation Ltd. (The)
             (Media Conglomerates) .............................   $   497,120

Belgium - 1.6%
    19,490   Interbrew (Beverages: Alcoholic) ..................       559,011

Canada - 2.3%
    19,300   Loblaw Companies Ltd. (Food Retail) ...............       799,776

China/Hong Kong - 1.1%
    52,000   Hutchison Whampoa Ltd.
             (Industrial Conglomerates) ........................       388,343

Denmark - 0.6%
     7,400   Vestas Wind Systems A/S
             (Electrical Products) .............................       200,482

Finland - 1.0%
    23,250   Nokia Oyj (Telecommunications Equipment) ..........       339,965

France - 10.8%
    12,100   Autoroutes du Sud de la France+
             (Other Transportation) ............................       328,308
     8,800   Aventis S.A. (Pharmaceuticals: Major) .............       622,971
    10,180   BNP Paribas S.A. (Major Banks) ....................       562,469
    20,400   JC Decaux S.A.+(b)
             (Advertising/Marketing Services) ..................       275,749
     5,000   L'Oreal S.A. (Household/Personal Care) ............       389,727
    13,290   Societe Television Francaise 1 (Broadcasting) .....       355,482
    15,100   STMicroelectronics N.V. (Semiconductors) ..........       376,185
     5,200   Total Fina Elf S.A.
             (Oil Refining/Marketing) ..........................       843,467
                                                                   -----------
                                                                     3,754,358

Germany - 8.1%
     1,790   Allianz AG (Multi-Line Insurance) .................       358,166
     7,400   E.ON AG (Electric Utilities) ......................       430,771
     2,800   Muenchener Rueckversicherungs-Gesellschaft
             AG (Multi-Line Insurance) .........................       661,647
     4,700   SAP AG (Package Software) .........................       463,726
     9,800   Schering AG (Pharmaceuticals: Major) ..............       612,542
     4,600   Siemens AG
             (Electronic Equipment/Instruments) ................       275,719
                                                                   -----------
                                                                     2,802,571

Hungary - 0.7%
    15,200   OTP Bank Rt., Sponsored GDR
             (Regional Banks) ..................................       241,680

Ireland - 1.3%
    70,300   Anglo Irish Bank Corporation PLC
             (Regional Banks) ..................................       452,931

Italy - 9.8%
    41,200   Banco Popolare di Verona e Novara Scrl
             (Regional Banks) ..................................       540,645
    14,000   ENI SpA (Integrated Oil) ..........................       222,943
     1,800   Gucci Group N.V. (Apparel/Footwear) ...............       168,717
    74,000   Riunione Adriatica di Sicurta SpA
             (Multi-Line Insurance) ............................       990,774
    83,000   Snam Rete Gas SpA (Oil & Gas Pipelines) ...........       242,810
    47,600   Telecom Italia SpA
             (Major Telecommunications) ........................       375,247
   186,100   UniCredito Italiano SpA (Major Banks) .............       837,287
                                                                   -----------
                                                                     3,378,423

Japan - 16.8%
    13,000   Canon, Inc.
             (Electronic Equipment/Instruments) ................       491,467
    12,000   Denso Corporation (Auto Parts: O.E.M.) ............       187,573
     6,900   Fanuc Ltd. (Industrial Machinery) .................       346,655
    15,600   Honda Motor Company Ltd.
             (Motor Vehicles) ..................................       632,723
    15,100   ITO EN Ltd. (Beverages: Non-Alcoholic) ............       572,118
        48   Mitsubishi Tokyo Financial Group, Inc.
             (Major Banks) .....................................       323,672
     2,000   Nintendo Company Ltd.
             (Recreational Products) ...........................       294,596
        86   Nippon Telegraph and Telephone Corporation
             (Major Telecommunications) ........................       353,833
     5,800   Oriental Land Company Ltd.
             (Movies/Entertainment) ............................       414,822
     2,500   Rohm Company Ltd. (Semiconductors) ................       373,253
    21,000   Seven - Eleven Japan Company Ltd.
             (Food Retail) .....................................       827,206
     9,200   Sony Corporation (Electronics/Appliances) .........       486,009
    12,000   Takeda Chemical Industries Ltd.
             (Pharmaceuticals: Major) ..........................       526,768
                                                                   -----------
                                                                     5,830,695

Korea - 1.1%
     2,800   Samsung Electronics Company Ltd., GDR
             (Electronic Equipment/Instruments) ................       384,440

Mexico - 1.4%
   310,000   Grupo Financiero Bancomer S.A. de C.V.,
             Series O+ (Regional Banks) ........................       252,326
   156,000   Grupo Mexico S.A., Series B
             (Other Metals/Minerals) ...........................       218,925
                                                                   -----------
                                                                       471,251

Netherlands - 5.5%
    28,800   ASML Holding N.V.+
             (Electronic Production Equipment) .................       455,501
    21,300   ASML Holding N.V., ADR+
             (Electronic Production Equipment) .................       321,843
    12,172   ING Groep N.V. (Financial Conglomerates) ..........       312,247
    46,600   Koninklijke (Royal) KPN N.V.+
             (Major Telecommunications) ........................       217,935
     9,500   Koninklijke (Royal) Philips Electronics N.V.
             (Electronic Equipment/Instruments) ................       264,980
     5,800   Royal Dutch Petroleum Company
             (Integrated Oil) ..................................       322,753
                                                                   -----------
                                                                     1,895,259

Norway - 1.5%
    43,600   Tandberg ASA+
             (Telecommunications Equipment) ....................       512,968

Spain - 6.1%
   111,500   Amadeus Global Travel Distribution S.A.,
             Class A (Miscellaneous Commercial Service) ........       712,874
    37,700   Banco Bilbao Vizcaya Argentaria S.A.
             (Major Banks) .....................................       425,902


The accompanying notes are an integral part of these financial statements.    18

                                    --------------------------------------------
                                    MNIGX | MONTGOMERY INTERNATIONAL GROWTH FUND
                                    --------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued
Spain - continued
    10,500   Banco Popular Espanol S.A.
             (Regional Banks) ..................................   $   463,810
    19,200   Iberdrola S.A. (Electric Utilities) ...............       279,419
    28,600   Telefonica S.A.
             (Major Telecommunications) ........................       239,855
                                                                   -----------
                                                                     2,121,860

Sweden - 2.5%
    42,000   Securitas AB, Class B
             (Miscellaneous Commercial Service) ................       862,404

Switzerland - 8.2%
     9,009   Adecco S.A. (Personnel Services) ..................       534,279
    10,600   Credit Suisse Group (Major Banks) .................       336,006
     3,376   Nestle S.A. (Foods: Major Diversified) ............       785,906
    17,600   Novartis AG (Pharmaceuticals: Major) ..............       772,789
     8,095   UBS AG (Major Banks) ..............................       406,488
                                                                   -----------
                                                                     2,835,468

Taiwan - 0.5%
    13,970   Taiwan Semiconductor Manufacturing
             Company Ltd., Sponsored ADR+
             (Semiconductors) ..................................       181,610

Thailand - 0.5%
   190,000   Advanced Info Service Public Company Ltd.
             (Wireless Telecommunications) .....................       182,868

United Kingdom - 21.9%
    75,000   Barclays PLC (Major Banks) ........................       630,840
   137,000   BP PLC (Integrated Oil) ...........................     1,149,200
   173,500   Centrica PLC (Gas Distributors) ...................       533,858
    98,700   Compass Group PLC
             (Food Distributors) ...............................       600,248
    29,700   Diageo PLC (Beverages: Alcoholic) .................       385,251
    66,500   easyJet PLC+ (Airlines) ...........................       351,429
    36,681   GlaxoSmithKline PLC
             (Pharmaceuticals: Major) ..........................       793,846
    34,400   HSBC Holdings PLC+
             (Financial Conglomerates) .........................       394,728
   173,000   International Power PLC+
             (Electric Utilities) ..............................       441,950
    72,600   Matalan PLC (Apparel/Footwear Retail) .............       345,742
    31,750   Royal Bank of Scotland Group PLC
             (Major Banks) .....................................       901,161
   116,300   Tesco PLC (Food Retail) ...........................       423,926
   456,759   Vodafone Group PLC
             (Wireless Telecommunications) .....................       626,963
                                                                   -----------
                                                                     7,579,142

TOTAL COMMON STOCKS
(Cost $36,678,227) .............................................    36,272,625
                                                                   -----------

PREFERRED STOCKS - 2.0%

Germany - 2.0%
     1,465   Porsche AG (Motor Vehicles)
             (Cost $521,906) ...................................       693,812
                                                                   -----------

Number of Rights                                                  Value (Note 1)

RIGHTS - 0.1%

United Kingdom - 0.1%
    24,181   easyJet PLC+ (Airlines)
             (Cost $50,074) ....................................   $    30,242
                                                                   -----------

Shares

MONEY MARKET FUND - 0.0%@
    14,581   J.P. Morgan Vista Federal Money Market Fund
             (Cost $14,581) ....................................        14,581
                                                                   -----------

TOTAL SECURITIES
(Cost $37,264,788) .............................................    37,011,260
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 5.8%
$1,989,000   J.P. Morgan Securities, Inc.^
             2.0% dated 6/28/02, due 7/1/02
             (Cost $1,989,000) .................................     1,989,000
                                                                   -----------

TOTAL INVESTMENTS - 112.6%
(Cost $39,253,788*) ............................................    39,000,260

OTHER ASSETS AND LIABILITIES - (12.6)%
(Net) ..........................................................    (4,363,562)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $34,636,698
                                                                   ===========

* Aggregate cost for federal tax purposes is $41,168,710.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    19

--------------------------------------------
MONTGOMERY GLOBAL OPPORTUNITIES FUND | MNGOX
--------------------------------------------

Oscar Castro, CFA ..................................... Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                            Global Opportunities Fund
Since inception (9/30/93) .............................................   4.06%
One year .............................................................. (27.79)%
Five years ............................................................  (4.14)%

                                MSCI World Index
Since 9/30/93 .........................................................   6.91%
One year .............................................................. (14.89)%
Five years ............................................................   0.88%

Montgomery
Global          MSCI            Lipper
Opportunties    World           Global
Fund            Index           Funds Average

15,854          19,040          18,430
15,577          18,878          18,238
16,192          19,717          19,126
15,423          19,054          18,612
15,053          19,098          18,577
14,160          17,943          17,401

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes. (2) The Lipper Global Funds Average universe consists of 85 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares.

                                Top Ten Holdings
                      (as a percentage of total net assets)
BP PLC ...................................................................  3.2%
Total Fina Elf S.A. ......................................................  2.8%
Royal Bank of Scotland Group PLC .........................................  2.4%
Aventis S.A. .............................................................  2.3%
Riunione Adriatica di Sicurta SpA ........................................  2.2%
Amadeus Global Travel Distribution S.A., Class A .........................  2.2%
Securitas AB, Class B ....................................................  2.1%
Costco Wholesale Corporation .............................................  2.0%
Microsoft Corporation ....................................................  2.0%
Novartis AG ..............................................................  2.0%

                               Top Five Countries
                      (as a percentage of total net assets)
United States ............................................................ 39.5%
United Kingdom ........................................................... 13.2%
France ...................................................................  8.9%
Japan ....................................................................  8.6%
Germany ..................................................................  6.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned -27.79%, underperforming the benchmark Morgan Stanley Capital International (MSCI) World Index, which returned -14.89%. The past 12 months have been difficult for equity investors in all markets. Fears of a global slowdown in economic growth were eclipsed by the terrorist attacks of 9/11/01. Although stocks rebounded to close the year, selling pressure emerged early in 2002 and continued to affect the markets through June. From a global investment standpoint, U.S. markets detracted more than international ones--as a host of accounting scandals and fraud charges undermined investor trust in the U.S. capital markets.

Q: What is an example of a holding that performed poorly?

A: Sprint PCS, one of the Fund's wireless holdings, underperformed significantly over the year. Although the company had attributes that we found attractive for the Fund, including a large market share and operating cost advantages, Sprint PCS suffered with the rest of the telecom sector during the period. The company pre-announced lower net subscriber additions during the second quarter, and its joint balance sheet--which includes Sprint's fixed-line business--included debt that was not attractive to investors. In addition, we believe that the cellular markets have become highly competitive and that an aggressive pricing environment will come as a result. For these reasons we decided to exit the position.

Q: Did anything perform well?

A: Longtime Fund holding Porsche continues to provide positive performance after dipping in late September 2001. The company dominates its position in the high-end automotive market, and an improved cost structure has translated into accelerated profit growth in the near term. Porsche is also in the middle of a very strong product cycle, with the revamping of old models and the introduction of an SUV. In the past management has demonstrated ability to sustain growth.

Q: What is your outlook?

A: With every day bringing new threats of terrorist activities and another wave of bad news from corporate America, there is little doubt surrounding the cause of the volatility in most developed markets and the decline in the value of the dollar versus most major currencies. Despite the pervasive negative attitude currently dominating the markets, we are optimistic that growth will not stall in the near future and force another wave of selling. Indeed, fundamentals remain healthy for the United States and Europe, although expectations for returns on U.S. assets have been adjusted downward. Nevertheless, until more clarity emerges regarding the health of corporate profits, we are unlikely to witness a significant recovery in equity prices. Against this backdrop we expect to maintain our underweight position domestically and to keep pursuing opportunities in Europe, where valuations for growth stocks are relatively attractive. We also hope to add more high-quality names in the financial services and consumer sectors that have similar strategies to those that benefited the Fund over the past year.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        20

                                    --------------------------------------------
                                    MNGOX | MONTGOMERY GLOBAL OPPORTUNITIES FUND
                                    --------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 97.5%

Finland - 0.5%
    7,800   Nokia Oyj
            (Telecommunications Equipment) .....................   $   114,053

France - 8.9%
    5,900   Autoroutes du Sud de la France+
            (Other Transportation) .............................       160,084
    6,900   Aventis S.A. (Pharmaceuticals: Major) ..............       488,466
    5,060   BNP Paribas S.A. (Major Banks) .....................       279,577
    8,300   JC Decaux S.A.+(b)
            (Advertising/Marketing Services) ...................       112,192
    1,500   L'Oreal S.A. (Household/Personal Care) .............       116,918
    5,950   Societe Television Francaise 1 (Broadcasting) ......       159,151
    3,700   Total Fina Elf S.A.
            (Oil Refining/Marketing) ...........................       600,159
                                                                   -----------
                                                                     1,916,547

Germany - 4.4%
    1,440   Muenchener Rueckversicherungs-Gesellschaft
            AG (Multi-Line Insurance) ..........................       340,276
    2,200   SAP AG (Package Software) ..........................       217,063
    6,200   Schering AG (Pharmaceuticals: Major) ...............       387,526
                                                                   -----------
                                                                       944,865

Italy - 5.5%
   26,500   Banco Popolare di Verona e Novara Scrl
            (Regional Banks) ...................................       347,745
    1,100   Gucci Group N.V. (Apparel/Footwear) ................       103,105
   35,900   Riunione Adriatica di Sicurta SpA
            (Multi-Line Insurance) .............................       480,659
   54,000   UniCredito Italiano SpA (Major Banks) ..............       242,953
                                                                   -----------
                                                                     1,174,462

Japan - 8.6%
    3,700   Fanuc Ltd. (Industrial Machinery) ..................       185,888
    6,700   Honda Motor Company Ltd.
            (Motor Vehicles) ...................................       271,746
    9,500   ITO EN Ltd. (Beverages: Non-Alcoholic) .............       359,942
      800   Nintendo Company Ltd.
            (Recreational Products) ............................       117,838
    1,600   Rohm Company Ltd. (Semiconductors) .................       238,882
    7,000   Seven - Eleven Japan Company Ltd.
            (Food Retail) ......................................       275,735
    4,200   Sony Corporation (Electronics/Appliances) ..........       221,874
    4,000   Takeda Chemical Industries Ltd.
            (Pharmaceuticals: Major) ...........................       175,589
                                                                   -----------
                                                                     1,847,494

Korea - 1.0%
    1,500   Samsung Electronics Company Ltd., GDR
            (Electronic Equipment/Instruments) .................       205,950

Mexico - 1.8%
  190,000   Grupo Financiero Bancomer S.A. de C.V.,
            Series O+ (Regional Banks) .........................       154,651
  100,000   Grupo Mexico S.A., Series B
            (Other Metals/Minerals) ............................       140,337
   39,000   Organizacion Soriana S.A. de C.V.,
            Series B+ (Specialty Stores) .......................        96,757
                                                                   -----------
                                                                       391,745

Netherlands - 2.4%
   11,500   ASML Holding N.V.+
            (Electronic Production Equipment) ..................       181,884
   13,200   ASML Holding N.V., ADR+
            (Electronic Production Equipment) ..................       199,452
   30,900   Koninklijke (Royal) KPN N.V.+
            (Major Telecommunications) .........................       144,511
                                                                   -----------
                                                                       525,847

Spain - 4.7%
   74,700   Amadeus Global Travel Distribution S.A., Class A
            (Miscellaneous Commercial Service) .................       477,594
    5,100   Banco Popular Espanol S.A.
            (Regional Banks) ...................................       225,279
   31,700   Enagas (Oil & Gas Pipelines) .......................       199,546
   13,100   Telefonica S.A.
            (Major Telecommunications) .........................       109,863
                                                                   -----------
                                                                     1,012,282

Sweden - 2.1%
   22,400   Securitas AB, Class B
            (Miscellaneous Commercial Service) .................       459,949

Switzerland - 4.4%
    4,891   Adecco S.A. (Personnel Services) ...................       290,061
      960   Nestle S.A. (Foods: Major Diversified) .............       223,481
    9,700   Novartis AG (Pharmaceuticals: Major) ...............       425,912
                                                                   -----------
                                                                       939,454

Taiwan - 0.5%
    8,580   Taiwan Semiconductor Manufacturing Company
            Ltd., Sponsored ADR+ (Semiconductors) ..............       111,540

United Kingdom - 13.2%
   41,900   Barclays PLC (Major Banks) .........................       352,429
   81,500   BP PLC (Integrated Oil) ............................       683,649
   36,500   Compass Group PLC
            (Food Distributors) ................................       221,976
   19,800   Diageo PLC (Beverages: Alcoholic) ..................       256,834
   42,700   easyJet PLC+ (Airlines) ............................       225,654
   10,292   GlaxoSmithKline PLC
            (Pharmaceuticals: Major) ...........................       222,738
   34,900   Matalan PLC (Apparel/Footwear Retail) ..............       166,204
   17,800   Royal Bank of Scotland Group PLC
            (Major Banks) ......................................       505,218
  142,545   Vodafone Group PLC
            (Wireless Telecommunications) ......................       195,662
                                                                   -----------
                                                                     2,830,364

United States - 39.5%
    8,600   American Eagle Outfitters, Inc.+
            (Apparel/Footwear Retail) ..........................       181,761
    7,800   Applied Materials, Inc.+
            (Electronic Production Equipment) ..................       148,902
   10,700   AT&T Corporation (Major Telecommunications) ........       114,490
   10,850   Best Buy Company, Inc.+
            (Electronics/Appliance Stores) .....................       393,855
   17,300   Calpine Corporation+
            (Alternative Power Generation) .....................       121,619
   26,000   Cisco Systems, Inc.+
            (Computer Communications) ..........................       362,570
   10,100   Citigroup, Inc. (Financial Conglomerates) ..........       391,375


The accompanying notes are an integral part of these financial statements.    21

--------------------------------------------
MONTGOMERY GLOBAL OPPORTUNITIES FUND | MNGOX
--------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued
United States - continued
   11,300   Costco Wholesale Corporation+
            (Discount Stores) ..................................   $   436,349
    8,900   Dell Computer Corporation+
            (Computer Processing Hardware) .....................       232,869
    2,400   eBay, Inc.+ (Other Consumer Services) ..............       147,900
   11,900   First Health Group Corporation+
            (Managed Health Care) ..............................       332,427
    5,400   Freddie Mac (Finance/Rental/Leasing) ...............       330,480
    6,600   Intel Corporation (Semiconductors) .................       120,615
    3,600   International Business Machines Corporation
            (Computer Processing Hardware) .....................       259,200
    4,400   Johnson & Johnson
            (Pharmaceuticals: Major) ...........................       229,944
    3,800   Lehman Brothers Holdings, Inc.
            (Investment Banks/Brokers) .........................       237,576
   11,200   Liberty Media Corporation, Class A+
            (Cable/Satellite Television) .......................       112,000
    8,400   Lowe's Companies, Inc.
            (Home Improvement Chains) ..........................       381,360
    7,600   Medtronics, Inc. (Medical Specialties) .............       325,660
    4,400   Mettler Toledo International, Inc.+
            (Miscellaneous Manufacturing) ......................       162,228
   10,300   Micron Technology, Inc.+ (Semiconductors) ..........       208,266
    7,800   Microsoft Corporation+
            (Package Software) .................................       426,114
    5,400   Oracle Corporation+ (Package Software) .............        51,165
    9,800   Pfizer, Inc. (Pharmaceuticals: Major) ..............       343,000
    4,800   SBC Communications, Inc.
            (Major Telecommunications) .........................       146,400
   17,600   Southwest Airline Company (Airlines) ...............       284,416
    7,000   St. Paul Companies, Inc. (The)
            (Property/Casualty Insurance) ......................       272,440
    8,300   Texas Instruments, Inc. (Semiconductors) ...........       196,710
    9,900   Univision Communications, Inc., Class A+
            (Broadcasting) .....................................       310,860
    2,600   Veritas Software Corporation+
            (Package Software) .................................        51,441
    8,800   Viacom, Inc., Class B+ (Media Conglomerates) .......       390,456
    7,600   Wal-Mart Stores, Inc. (Discount Stores) ............       418,076
    7,200   Wells Fargo & Company (Major Banks) ................       360,432
                                                                   -----------
                                                                     8,482,956

TOTAL COMMON STOCKS
(Cost $21,449,201) .............................................    20,957,508
                                                                   -----------

PREFERRED STOCKS - 1.9%
Germany - 1.9%
      865   Porsche AG (Motor Vehicles)
            (Cost $295,386) ....................................       409,657
                                                                   -----------

Number of Rights                                                  Value (Note 1)

RIGHTS - 0.1%

United Kingdom - 0.1%
   15,527   easyJet PLC+ (Airlines)
            (Cost $31,892) .....................................   $    19,418
                                                                   -----------

TOTAL SECURITIES
(Cost $21,776,479) .............................................    21,386,583
                                                                   -----------

TOTAL INVESTMENTS - 99.5%
(Cost $21,776,479*) ............................................    21,386,583

OTHER ASSETS AND LIABILITIES - 0.5%
(Net) ..........................................................       111,277
                                                                   -----------

NET ASSETS - 100.0% ............................................   $21,497,860
                                                                   ===========

* Aggregate cost for federal tax purposes is $22,152,464.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.  22

                                            ------------------------------------
                                            MNSFX | MONTGOMERY GLOBAL FOCUS FUND
                                            ------------------------------------

Oscar Castro, CFA ..................................... Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                                Global Focus Fund
Since inception (10/2/95) .............................................   1.61%
One year .............................................................. (32.55)%
Five years ............................................................  (8.54)%

                                MSCI World Index
Since 9/30/95 .........................................................   5.60%
One year .............................................................. (14.89)%
Five years ............................................................   0.88%

Montgomery      MSCI            Lipper
Global          World           Global
Focus Fund      Index           Funds Average

12,590          15,324          14,775
12,336          15,193          14,622
13,039          15,868          15,334
12,111          15,335          14,921
11,767          15,371          14,893
11,138          14,441          13,950

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes. (2) The Lipper Global Funds Average universe consists of 85 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
GlaxoSmithKline PLC ......................................................  4.2%
Costco Wholesale Corporation .............................................  4.2%
Amadeus Global Travel Distribution S.A., Class A .........................  4.2%
Viacom, Inc., Class B ....................................................  4.1%
Lehman Brothers Holdings, Inc ............................................  3.8%
BP PLC ...................................................................  3.7%
Porsche AG ...............................................................  3.7%
Citigroup, Inc ...........................................................  3.5%
eBay, Inc ................................................................  3.4%
Microsoft Corporation ....................................................  3.3%

                               Top Five Countries
                      (as a percentage of total net assets)
United States ............................................................ 46.3%
United Kingdom ........................................................... 15.5%
Japan .................................................................... 10.1%
Germany ..................................................................  9.4%
Spain ....................................................................  4.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Global Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned -32.55%, underperforming the benchmark Morgan Stanley Capital International (MSCI) World Index, which returned -14.89%. The past 12 months have been painful for equity investors. Fears of a global economic slowdown were eclipsed by the terrorist attacks of 9/11/01. Although stocks rebounded to close the year, selling pressure emerged early in 2002 and continued to affect the markets through June. With investors hoping that the market had bottomed out, sentiment was further damaged by a host of accounting scandals and fraud charges that undermined trust in the U.S. capital markets. The Fund's concentrated strategy had a negative impact on performance during this very volatile year, as larger allocations to underperforming securities took their toll.

Q: What is an example of a holding that performed poorly?

A: One of the Fund's disappointing investments was Amdocs, a company that provides integrated customer care and billing systems for network operators and service providers in the United States and abroad. We believed that the company had steady recurrent revenue due to the nature of its business and the length of the contracts it had signed with customers. Unfortunately, telecom companies suffered from overexpansion in the late 1990s, and Amdocs saw its customer base begin to dry up. We held on to the position for too long, believing that Amdocs, as a leader in its field, would survive the slowdown and capitalize on remaining clients. We sold our position in the company and will reevaluate once the size of its customer base recovers.

Q: What is an example of a holding that performed well?

A: During an extremely difficult period for growth stocks, we were pleased with the performance of our financial sector holdings. Royal Bank of Scotland in particular stood out as one of the Fund's top performers. With equity markets falling over the course of the past few years, we implemented a strategy to add those financial services companies with strong lending practices and less exposure to investment banking, brokerage and other functions heavily tied to the capital markets. The results were impressive, as markets rewarded these companies with higher price-to-earnings multiples while consumer borrowing growth remained strong. As brokerage stocks struggle with lower trading volume and declining initial public offering activity, we expect further positive contributions from Royal Bank of Scotland and our other holdings in the financial sector.

Q: What is your outlook?

A: Despite the pervasive negative attitude currently dominating the markets, we are optimistic that growth will occur again in the near future. Indeed, the fundamentals remain healthy for the United States and Europe, although expectations for returns on U.S. assets have correctly been adjusted downward. Nevertheless, until more clarity emerges regarding the health of corporate profits, we are unlikely to witness a significant recovery in equity prices. Against this backdrop we expect to maintain our underweight position in the United States while aggressively pursuing opportunities in Europe, where valuations for growth stocks are relatively attractive. We hope to add additional high-quality names in the financial services and consumer sectors that have similar strategies to those that benefited the Fund over the past year.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        23

------------------------------------
MONTGOMERY GLOBAL FOCUS FUND | MNSFX
------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 93.8%

France - 4.2%
     7,200   L'Oreal S.A. (Household/Personal Care) ............   $   561,207
     3,300   Total Fina Elf S.A.
             (Oil Refining/Marketing) ..........................       535,277
                                                                   -----------
                                                                     1,096,484

Germany - 5.7%
     2,890   Muenchener Rueckversicherungs-Gesellschaft
             AG (Multi-Line Insurance) .........................       682,915
     8,200   SAP AG (Package Software) .........................       809,053
                                                                   -----------
                                                                     1,491,968

Italy - 0.9%
     2,700   Gucci Group N.V. (Apparel/Footwear) ...............       253,076

Japan - 10.1%
    11,500   Fanuc Ltd. (Industrial Machinery) .................       577,759
    18,800   ITO EN Ltd. (Beverages: Non-Alcoholic) ............       712,306
     4,700   Rohm Company Ltd. (Semiconductors) ................       701,715
    17,000   Seven - Eleven Japan Company Ltd.
             (Food Retail) .....................................       669,643
                                                                   -----------
                                                                     2,661,423

Netherlands - 3.9%
    35,000   ASML Holding N.V.
             (Electronic Production Equipment) .................       553,560
    31,000   ASML Holding N.V., ADR+
             (Electronic Production Equipment) .................       468,410
                                                                   -----------
                                                                     1,021,970

Spain - 4.2%
   173,900   Amadeus Global Travel Distribution S.A.,
             Class A
             (Miscellaneous Commercial Service) ................     1,111,828

Switzerland - 3.0%
    25,000   Credit Suisse Group (Major Banks) .................       792,466

United Kingdom - 15.5%
    81,500   Barclays PLC (Major Banks) ........................       685,513
   115,400   BP PLC (Integrated Oil) ...........................       968,013
    46,000   Diageo PLC (Beverages: Alcoholic) .................       596,684
    51,470   GlaxoSmithKline PLC
             (Pharmaceuticals: Major) ..........................     1,113,907
    24,900   Royal Bank of Scotland Group PLC
             (Major Banks) .....................................       706,738
                                                                   -----------
                                                                     4,070,855

United States - 46.3%
    26,000   American Eagle Outfitters, Inc.+
             (Apparel/Footwear Retail) .........................       549,510
    25,400   Applied Materials, Inc.+
             (Electronic Production Equipment) .................       484,886
    19,800   Best Buy Company, Inc.+
             (Electronics/Appliance Stores) ....................       718,740
    59,800   Cisco Systems, Inc.+
             (Computer Communications) .........................       833,911
    23,500   Citigroup, Inc. (Financial Conglomerates) .........       910,625
    28,800   Costco Wholesale Corporation+
             (Discount Stores) .................................     1,112,112
    21,200   Dell Computer Corporation+
             (Computer Processing Hardware) ....................       554,698
    14,600   eBay, Inc.+ (Other Consumer Services) .............       899,725
    20,900   Intel Corporation (Semiconductors) ................       381,947
     7,700   International Business Machines Corporation
             (Computer Processing Hardware) ....................       554,400
    16,000   Lehman Brothers Holdings, Inc.
             (Investment Banks/Brokers) ........................     1,000,320
    17,400   Lowe's Companies, Inc.
             (Home Improvement Chains) .........................       789,960
    37,800   Micron Technology, Inc.+ (Semiconductors) .........       764,316
    15,800   Microsoft Corporation+
             (Package Software) ................................       863,154
    21,800   Univision Communications, Inc., Class A+
             (Broadcasting) ....................................       684,520
    24,200   Viacom, Inc., Class B+
             (Media Conglomerates) .............................     1,073,754
                                                                   -----------
                                                                    12,176,578

TOTAL COMMON STOCKS
(Cost $26,488,077) .............................................    24,676,648
                                                                   -----------

PREFERRED STOCKS - 3.7%
Germany - 3.7%
     2,040   Porsche AG (Motor Vehicles)
             (Cost $696,605) ...................................       966,128

MONEY MARKET FUND - 0.0%@
     9,877   J.P. Morgan Vista Federal Money Market Fund
             (Cost $9,877) .....................................         9,877
                                                                   -----------

TOTAL SECURITIES
(Cost $27,194,559) .............................................    25,652,653
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 8.1%
$2,123,000   J.P. Morgan Securities, Inc.^
             2.0% dated 6/28/02, due 7/1/02
             (Cost $2,123,000) .................................     2,123,000
                                                                   -----------

TOTAL INVESTMENTS - 105.6%
(Cost $29,317,559*) ............................................    27,775,653

OTHER ASSETS AND LIABILITIES - (5.6)%
(Net) ..........................................................    (1,478,392)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $26,297,261
                                                                   ===========

* Aggregate cost for federal tax purposes is $29,621,243.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    24

                                       -----------------------------------------
                                       MNGLX | MONTGOMERY GLOBAL LONG-SHORT FUND
                                       -----------------------------------------

Chetan Joglekar .............................................. Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                             Global Long-Short Fund
Since inception (12/31/97) ............................................  15.95%
One year .............................................................. (16.79)%
Three years ...........................................................  (2.95)%

                       MSCI All-Country World Free Index/
                    50% SB US T-Bill--50% MSCI AC World Free
Since 12/31/97 ............................................   0.62%   /   2.95%
One year .................................................. (14.22)%  /  (5.96)%
Three years ...............................................  (8.43)%  /  (1.89)%

Montgomery      MSCI            50% SB US
Global          All Country     T-Bill -        Lipper
Long-Short      World Free      50% MSCI AC     Global
Fund            Index           World Free      Funds Average

19,749          10,887          11,676          10,993
19,073          10,807          11,641          10,879
19,815          11,295          11,912          11,409
19,326          10,937          11,732          11,102
19,309          10,953          11,749          11,081
18,382          10,284          11,032          10,379

(1) The Morgan Stanley Capital International (MSCI) All-Country World Free Index is an unmanaged capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States. (2) The 50% SB US T-Bill--50% MSCI AC World Free Index is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. Treasury Bill (US T-Bill) Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index, as shown above on the graph. The index is rebalanced monthly. The Salomon Smith Barney US T-Bill Index measures monthly return equivalents of yield averages that are not marked-to-market. The index consists of the average of the last three 3-month T-bill issues. Returns for this index are calculated on a monthly basis only. (3) The Lipper Global Funds Average universe consists of 83 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Costco Wholesale Corporation .............................................  2.2%
eBay, Inc. ...............................................................  2.1%
Anglo American PLC .......................................................  1.5%
Bank of New York Company, Inc. (The) .....................................  1.4%
International Flavors & Fragrances, Inc. .................................  1.3%
American Eagle Outfitters, Inc. ..........................................  1.3%
Nippon Steel Corporation .................................................  1.3%
McDonald's Corporation ...................................................  1.3%
Exxon Mobil Corporation ..................................................  1.2%
Kyocera Corporation ......................................................  1.1%

                               Top Five Countries
                      (as a percentage of total net assets)
United States ............................................................ 32.7%
Japan .................................................................... 12.7%
United Kingdom ...........................................................  5.6%
Korea ....................................................................  4.0%
China/Hong Kong ..........................................................  2.4%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund lagged its blended benchmark, which consists of 50% Morgan Stanley Capital International (MSCI) All-Country World Free Index and 50% Salomon Smith Barney Three-Month U.S. Treasury Bill Index, returning -16.79%, versus -5.96% for the benchmark. Investments in technology were the main detractors from the Fund's relative performance. We had overweighted the sector during fourth quarter 2001, which helped performance at that time. And though we trimmed our tech positions during the first six months of 2002, it was not enough to soften the impact of the sector's significant underperformance. In addition, we overweighted investments in large-cap industrial stocks, which were poised to benefit from a cyclical upswing in the U.S. economy. Mixed economic data kept investors from supporting the more cyclical sectors, and stock selection in Latin America--particularly Brazil--also proved negative, due to political turmoil and weakening currencies. During the year we kept the Fund overweighted in emerging markets holdings, an approach that helped performance during the first three quarters. More recently, however, investments in Korea and Taiwan suffered corrections, as did some in the developed market of Japan.

Q: What is a holding that performed particularly well?

A: Kookmin Bank, the largest bank in Korea, posted strong returns. We initiated the investment at attractive valuations so we could benefit from the economic recovery taking place in Korea. Kookmin has significant domestic banking business that should improve as the Korean economy grows. The bank now boasts the most attractive assets in its industry, after merging with Housing and Commercial Bank. That merger, our ability to buy the stock at an attractive price, strong corporate management and improvement in the Korean economy--all helped Kookmin become one of the top contributors to the Fund. In addition, nearly every short position we held helped performance, because so many markets declined. Our short positions in tech names performed particularly well. We intend to reduce some of these short positions, because their upside may be more limited if a turnaround is imminent.

Q: What is a holding that disappointed?

A: Attracted by both its growth prospects and its low valuation, we bought Tele Centro Oeste Celular, a Brazilian wireless telecommunications services provider. Unfortunately, the company has been caught up in the Brazilian debt and currency crisis and has become even cheaper in response. We do believe that the macroeconomic problems plaguing Brazil will eventually be resolved and we intend to keep a stake in Tele Centro Oeste Celular, due to its appealing valuation, positive growth profile and solid long-term fundamentals.

Q: What is your outlook?

A: Our positioning is predicated on our belief that the U.S. dollar will continue to weaken. To that end we are more optimistic about prospects for stocks denominated in euros, Asian currencies and British pound sterling. We also remain positive about opportunities in Asia. Although stocks in countries such as Taiwan, Korea and Japan corrected substantially in second quarter 2002, we believe that they will recover. We also believe that Japan's economy still faces long-term difficulties, but that the domestic economy, such as in Korea and Tai-wan, should recover well in the near term. At this point, because the markets have declined so much in the recent past, the Fund is slightly biased toward long positions instead of short. These investments include a representation of U.S. stocks, as we expect U.S. companies to weather investor mistrust for a while longer.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. The Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

>From 1998 through 2000, the Fund's investments in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility, and investors should not expect that this performance will be achieved consistently.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        25

-----------------------------------------
MONTGOMERY GLOBAL LONG-SHORT FUND | MNGLX
-----------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 72.4%

Australia - 0.5%
   29,200   Woolworths Ltd. (Food Retail) ......................   $   216,238

Bermuda - 0.1%
    2,200   ACE Ltd. (Property/Casualty Insurance) .............        69,520

Brazil - 1.0%
1,021,190   Brasil Telecom S.A.
            (Major Telecommunications) .........................         3,398
   17,200   Companhia de Seneamento Basico do Eslado
            de Sao Paulo, ADR (Water Utilities) ................       149,640
   75,400   Tele Centro Oeste Celular Participacoes S.A.,
            ADR++++(Wireless Telecommunications) ...............       334,022
                                                                   -----------
                                                                       487,060

Canada - 0.5%
   10,800   Open Text Corporation+ ++++
            (Package Software) .................................       213,840

China/Hong Kong - 2.4%
   92,000   China Mobile Ltd.+
            (Wireless Telecommunications) ......................       272,468
   20,000   Hang Seng Bank Ltd. (Major Banks) ..................       214,108
  774,000   Next Media Ltd.
            (Commercial Printing/Forms) ........................       208,390
   54,000   Sun Hung Kai Properties Ltd.
            (Real Estate Development) ..........................       410,203
                                                                   -----------
                                                                     1,105,169

Denmark - 0.6%
   10,900   TDC A/S (Specialty Telecommunications) .............       301,095

Finland - 0.2%
    5,400   Nokia Oyj, Sponsored ADR
            (Telecommunications Equipment) .....................        78,192

France - 1.4%
    2,320   Altran Technologies S.A.
            (Engineering & Construction) .......................        67,527
    6,200   France Telecom S.A., Sponsored ADR++++
            (Major Telecommunications) .........................        58,156
    8,800   Renault S.A. (Motor Vehicles) ......................       411,117
    3,800   STMicroelectronics N.V. (Semiconductors) ...........        92,454
                                                                   -----------
                                                                       629,254

Germany - 0.5%
    4,100   Altana AG (Pharmaceuticals: Other) .................       222,247

India - 0.7%
   32,300   Satyam Computer Services Ltd., ADR
            (Information Technology Services) ..................       338,181

Israel - 0.1%
    2,350   Check Point Software Technologies Ltd.+ ++++
            (Internet Software Services) .......................        31,854

Japan - 11.8%
   56,000   Ebara Corporation
            (Miscellaneous Manufacturing) ......................       301,907
    3,700   Fanuc Ltd. (Industrial Machinery) ..................       185,888
   14,200   Fast Retailing Company Ltd.
            (Apparel/Footwear Retail) ..........................       308,116
       66   Japan Telecom Company Ltd.
            (Major Telecommunications) .........................       188,925
   13,700   Konami Corporation
            (Recreational Products) ............................       287,548
    6,900   Kyocera Corporation
            (Electronic Equipment/Instruments) .................       503,860
   32,000   Minebea Company Ltd.
            (Metal Fabrications) ...............................       188,008
   42,000   Mitsubishi Corporation
            (Industrial Conglomerates) .........................       303,893
   29,000   Mitsubishi Logistics Corporation
            (Marine Shipping) ..................................       197,004
   27,000   Mitsui Fudosan Company Ltd.
            (Real Estate Development) ..........................       238,848
    2,100   Nintendo Company Ltd.
            (Recreational Products) ............................       309,326
  387,000   Nippon Steel Corporation (Steel) ...................       603,956
   73,000   Nishimatsu Construction Company Ltd.
            (Engineering & Construction) .......................       227,240
  112,000   Sanyo Electric Company Ltd.
            (Electronic Equipment/Instruments) .................       488,846
    2,800   Takefuji Corporation (Finance/Rental/Leasing) ......       194,651
    6,000   TDK Corporation
            (Electronic Components) ............................       283,413
   20,000   Tenma Corporation (Home Furnishings) ...............       226,664
    7,000   Toyota Motor Corporation
            (Motor Vehicles) ...................................       185,771
      108   UFJ Holdings, Inc. (Major Banks) ...................       261,381
                                                                   -----------
                                                                     5,485,245

Korea - 4.0%
   26,000   Daewoo Motor Sales Corporation+
            (Specialty Stores) .................................       137,240
    7,700   Kookmin Bank (Major Banks) .........................       373,799
   40,000   Koram Bank+ (Regional Banks) .......................       356,000
   10,100   Korea Electric Power Corporation
            (Electric Utilities) ...............................       184,705
   19,000   KT Corporation, Sponsored ADR++++
            (Major Telecommunications) .........................       411,350
    1,450   Samsung Electronics Company Ltd.
            (Electronic Equipment/Instruments) .................       396,550
                                                                   -----------
                                                                     1,859,644

Mexico - 1.0%
   23,400   America Movil S.A. de C.V., Series L
            (Wireless Telecommunications) ......................       313,560
  113,000   Grupo Mexico S.A., Series B
            (Other Metals/Minerals) ............................       158,581
                                                                   -----------
                                                                       472,141

Netherlands - 0.3%
    8,100   ASML Holding N.V., ADR+
            (Electronic Production Equipment) ..................       122,391

Norway - 0.5%
   20,900   Tandberg ASA+
            (Telecommunications Equipment) .....................       245,896

Peru - 0.7%
   12,900   Compania de Minas Buenaventura S.A., ADR
            (Precious Metals) ..................................       330,240

Russia - 0.7%
   10,300   Mobile Telesystems, Sponsored ADR
            (Wireless Telecommunications) ......................       311,987


The accompanying notes are an integral part of these financial statements.    26

                                       -----------------------------------------
                                       MNGLX | MONTGOMERY GLOBAL LONG-SHORT FUND
                                       -----------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Singapore - 2.3%
    33,200   Flextronics International Ltd.
             (Electronic Components) ...........................   $   236,550
   563,000   Huan Hsin Holdings Ltd.
             (Telecommunications Equipment) ....................       430,465
 1,070,000   United Food Holdings Ltd.
             (Foods: Meat/Fish/Dairy) ..........................       415,116
                                                                   -----------
                                                                     1,082,131

South Africa - 1.5%
    42,803   Anglo American PLC
             (Other Metals/Minerals) ...........................       709,950

Spain - 0.6%
    13,400   Amadeus Global Travel Distribution S.A.,
             Class A (Miscellaneous Commercial Service) ........        85,673
    17,200   Repsol YPF S.A. (Oil Refining/Marketing) ..........       202,626
                                                                   -----------
                                                                       288,299

Sweden - 1.2%
    33,000   Alfa Laval AB+ (Industrial Machinery) .............       329,839
     6,600   Svenska Cellulosa AB
             (Household/Personal Care) .........................       234,472
                                                                   -----------
                                                                       564,311

Taiwan - 1.5%
    42,000   Hon Hai Precision Industry Company Ltd.
             (Computer Peripherals) ............................       171,595
    41,000   ProMos Technologies, Inc.+ (Semiconductors) .......       192,700
    36,300   Taiwan Semiconductor Manufacturing
             Company Ltd.+ (Semiconductors) ....................        73,882
   457,000   Winbond Electronics Corporation
             (Semiconductors) ..................................       257,157
                                                                   -----------
                                                                       695,334

United Kingdom - 5.6%
     8,800   Amdocs Ltd.+
             (Data Processing Services) ........................        66,440
    46,100   BP PLC (Integrated Oil) ...........................       386,702
    77,700   Capita Group PLC (Personnel Services) .............       370,325
    86,400   Hays PLC
             (Miscellaneous Commercial Service) ................       203,919
    17,700   HBOS PLC (Major Banks) ............................       191,698
    80,700   Imperial Chemical Industries PLC
             (Chemicals: Major Diversified) ....................       392,624
    62,600   Matalan PLC (Apparel/Footwear Retail) .............       298,119
     6,800   Royal Bank of Scotland Group PLC+
             (Major Banks) .....................................       193,005
    17,400   Shire Pharmaceuticals Group PLC+
             (Pharmaceuticals: Other) ..........................       154,183
     4,800   Shire Pharmaceuticals Group PLC, ADR+
             (Pharmaceuticals: Other) ..........................       123,840
    18,000   Smiths Group PLC
             (Industrial Conglomerates) ........................       233,622
                                                                   -----------
                                                                     2,614,477

United States - 32.7%
     5,700   Acxiom Corporation+
             (Data Processing Services) ........................        99,721
     2,800   Affiliated Computer Services, Inc.
             (Data Processing Services) ........................       132,944
     9,600   Agile Software Corporation+
             (Internet Software Services) ......................        70,608
     3,600   Agilent Technologies, Inc.+
             (Electronic Equipment/Instruments) ................        85,140
     1,900   Alltel Corporation
             (Major Telecommunications) ........................        89,300
    29,500   American Eagle Outfitters, Inc.+ ++++
             (Apparel/Footwear Retail) .........................       623,482
     2,300   Analog Devices, Inc.+ ++++(Semiconductors) ........        68,310
    26,900   AOL Time Warner, Inc.+ ++++
             (Media Conglomerates) .............................       395,699
    22,400   Applied Materials, Inc.+ ++++
             (Electronic Production Equipment) .................       427,616
    20,900   Ascential Software Corporation
             (Package Software) ................................        56,744
     2,900   Aspen Technology, Inc.
             (Package Software) ................................        24,128
    10,900   AT&T Wireless Services, Inc.+ ++++
             (Wireless Telecommunications) .....................        63,765
     1,600   ATMI, Inc.+ ++++
             (Electronic Production Equipment) .................        35,760
    19,200   Bally Total Fitness Holding Corporation+ ++++
             (Other Consumer Services) .........................       359,232
    20,000   Bank of New York Company, Inc. (The)++++
             (Major Banks) .....................................       675,000
     2,500   Best Buy Company, Inc.+
             (Electronics/Appliance Stores) ....................        90,750
     5,300   BMC Software, Inc.+
             (Computer Processing Hardware) ....................        87,980
     1,000   Cabot Microelectronics Corporation+
             (Industrial Specialties) ..........................        43,280
     5,900   Cadence Design Systems, Inc.+
             (Package Software) ................................        95,108
    12,800   Calpine Corporation+
             (Alternative Power Generation) ....................        89,984
    10,100   Caterpillar, Inc.+ ++++
             (Trucks/Construction/Farm Machine) ................       494,395
     2,900   Circuit City Stores, Inc. - CarMax Group+
             (Specialty Stores) ................................        62,785
    13,400   Cisco Systems, Inc.+ ++++
             (Computer Communications) .........................       186,863
    10,333   Citigroup, Inc.++++
             (Financial Conglomerates) .........................       400,404
     9,200   Computer Associates International, Inc.++++
             (Package Software) ................................       146,188
     6,800   Comverse Technology, Inc.+ ++++
             (Telecommunications Equipment) ....................        62,866
    26,600   Costco Wholesale Corporation+ ++++
             (Discount Stores) .................................     1,027,159
     5,200   CSG Systems International, Inc.+ ++++
             (Data Processing Services) ........................        99,554
    15,800   eBay, Inc.+ ++++(Other Consumer Services) .........       973,675
     2,900   Electronic Data Systems Corporation++++
             (Data Processing Services) ........................       107,735
    13,900   ePresence, Inc.+ ++++
             (Computer Communications) .........................        52,056
    13,100   Exxon Mobil Corporation++++
             (Integrated Oil) ..................................       536,052
     5,000   Fannie Mae (Finance/Rental/Leasing) ...............       368,750
     1,100   First Data Corporation
             (Data Processing Services) ........................        40,920


The accompanying notes are an integral part of these financial statements.    27

-----------------------------------------
MONTGOMERY GLOBAL LONG-SHORT FUND | MNGLX
-----------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued
United States - continued
    25,800   Foot Locker, Inc.+ ++++
             (Apparel/Footwear Retail) .........................   $   372,810
     6,000   Freddie Mac (Finance/Rental/Leasing) ..............       367,200
     2,700   Genentech, Inc.+ ++++(Biotechnology) ..............        90,450
    10,700   General Electric Company++++
             (Industrial Conglomerates) ........................       310,835
     7,100   Hanover Compressor Company+ ++++
             (Oilfield Services/Equipment) .....................        95,850
    19,700   Hollywood Entertainment Corporation+ ++++
             (Electronics/Appliance Stores) ....................       407,691
     2,400   Home Depot, Inc. (The)
             (Home Improvement Chains) .........................        88,152
     1,000   Hotels.com, Class A
             (Other Consumer Services) .........................        42,235
     1,900   Integrated Device Technology, Inc.+
             (Semiconductors) ..................................        34,419
     2,600   International Business Machines Corporation
             (Computer Processing Hardware) ....................       187,200
    19,300   International Flavors & Fragrances, Inc.++++
             (Household/Personal Care) .........................       627,057
     2,500   Kronos, Inc.+
             (Electronic Equipment/Instruments) ................        77,063
     9,200   Lam Research Corporation+
             (Electronic Production Equipment) .................       165,278
     1,500   Lexmark International, Inc.+
             (Computer Peripherals) ............................        81,600
     4,900   Manugistics Group, Inc.+ ++++
             (Package Software) ................................        29,939
    15,200   Matrixone, Inc.+
             (Internet Software Services) ......................        92,796
     2,000   Maxim Integrated Products, Inc.+
             (Semiconductors) ..................................        76,650
     5,400   McData Corporation, Class B+
             (Computer Communications) .........................        47,979
    20,700   McDonald's Corporation+ ++++(Restaurants) .........       588,915
     1,700   Medimmune, Inc.+ ++++(Biotechnology) ..............        44,872
     9,600   Micron Technology, Inc.+ (Semiconductors) .........       194,112
     4,300   Microsoft Corporation+ ++++
             (Package Software) ................................       234,909
     9,500   Movie Gallery, Inc.+
             (Electronics/Appliance Stores) ....................       201,067
     4,300   MRO Software, Inc.+ (Package Software) ............        48,956
     4,000   NetBank, Inc. (Savings Banks) .....................        47,900
    19,500   Oracle Corporation+ ++++
             (Package Software) ................................       184,762
    13,600   Parametric Technology Corporation+ ++++
             (Package Software) ................................        46,716
     1,200   Payless ShoeSource, Inc.+ ++++
             (Apparel/Footwear Retail) .........................        69,180
     3,400   PeopleSoft, Inc.+ ++++(Package Software) ..........        50,575
    10,600   Pfizer, Inc.++++(Pharmaceuticals: Major) ..........       371,000
     5,500   Plantronics, Inc., Class A+
             (Telecommunications Equipment) ....................       104,555
     3,600   Power Integrations, Inc.+ (Semiconductors) ........        65,232
     1,700   Principal Financial Group+
             (Financial Conglomerates) .........................        52,700
     9,500   Providian Financial Corporation
             (Finance/Rental/Leasing) ..........................        55,860
    10,500   SBC Communications, Inc.++++
             (Major Telecommunications) ........................       320,250
     2,700   Siebel Systems, Inc.+ ++++
             (Package Software) ................................        38,381
     5,500   Summit Properties, Inc.
             (Real Estate Investment Trusts) ...................       128,425
     5,700   Symbol Technologies, Inc.
             (Electronic Equipment/Instruments) ................        48,450
     3,600   Teradyne, Inc.+
             (Electronic Production Equipment) .................        84,600
     3,300   Texas Instruments, Inc.++++(Semiconductors) .......        78,210
     6,700   Ticketmaster, Class B+
             (Other Consumer Services) .........................       125,323
    18,900   Vastera, Inc.+
             (Internet Software Services) ......................        83,632
     8,200   Verisign, Inc.+
             (Internet Software Services) ......................        58,999
     2,600   Veritas Software Corporation+ ++++
             (Package Software) ................................        51,441
    51,100   Vignette Corporation+ ++++
             (Internet Software Services) ......................       100,922
    13,000   Visteon Corporation (Auto Parts: O.E.M.) ..........       184,600
     4,100   Willow Grove Bancorporation, Inc.
             (Savings Banks) ...................................        48,196
    10,100   Yahoo!, Inc.+ ++++
             (Internet Software Services) ......................       149,025
                                                                   -----------
                                                                    15,230,922

TOTAL COMMON STOCKS
(Cost $37,505,432) .............................................    33,705,618
                                                                   -----------

Principal Amount

CORPORATE NOTES - 0.9%

Japan - 0.9%
$  410,000   MBL International Finance, Notes
             3.000% due 11/30/02
             (Cost $410,765) ...................................       411,025
                                                                   -----------

Number of Rights

RIGHTS - 0.0%@

Netherlands - 0.0%@
         1   Vedior N.V. (Cost $18) ............................            14
                                                                   -----------

TOTAL SECURITIES
(Cost $37,916,215) .............................................    34,116,657
                                                                   -----------


The accompanying notes are an integral part of these financial statements.    28

                                       -----------------------------------------
                                       MNGLX | MONTGOMERY GLOBAL LONG-SHORT FUND
                                       -----------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount

REPURCHASE AGREEMENT - 16.5%
$7,702,000   J.P. Morgan Securities, Inc.^
             2.0% dated 6/28/02, due 7/1/02
             (Cost $7,702,000) .................................   $ 7,702,000
                                                                   -----------

TOTAL INVESTMENTS - 89.8%
(Cost $45,618,215*) ............................................    41,818,657

TOTAL SHORT SALES - (16.1)%
(Proceeds $7,983,922) ..........................................    (7,480,488)

OTHER ASSETS AND LIABILITIES - 26.3%
(Net) ..........................................................    12,238,602
                                                                   -----------

NET ASSETS - 100.0% ............................................   $46,576,771
                                                                   ===========

* Aggregate cost for federal tax purposes is $46,215,275.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    29

-----------------------
SCHEDULE OF SHORT SALES
-----------------------

June 30, 2002 (Audited)

Shares                                                           Proceeds       Value (Note 1)
SHORT SALES - 16.1%
            Australia - 0.4%
  9,800     National Australia Bank
            (Major Banks) ..............................        $  199,034        $  195,368
            France - 0.5%
  5,100     Accor S.A.
            (Hotels/Resorts/Cruiselines) ...............           208,554           206,661
  5,200     Alcatel S.A., Sponsored ADR
            (Telecommunications Equipment) .............            44,879            36,972
                                                                ----------        ----------
                                                                   253,433           243,633
                                                                ----------        ----------
            Germany - 0.4%
  6,900     Karstadtquelle AG
            (Department Stores) ........................           209,396           179,047
            Ireland - 0.1%
  6,800     IONA Technologies PLC, ADR+
            (Package Software) .........................            73,778            35,666
            Israel - 0.1%
    800     Orbotech Ltd.
            (Electronic Production Equipment) ..........            22,789            18,168
            Japan - 5.9%
 30,000     Citizen Watch Company Ltd.
            (Electronic Components) ....................           207,215           202,045
 46,000     Mitsui & Company Ltd.
            (Wholesale Distributors) ...................           313,072           307,882
  3,300     Murata Manufacturing Company
            Ltd. (Electronic Components) ...............           208,979           212,059
  2,800     Nidec Corporation
            (Electrical Products) ......................           198,864           203,063
  1,300     Nintendo Company Ltd.
            (Recreational Products) ....................           188,596           191,488
  8,800     Nitto Denko Corporation
            (Electronic Components) ....................           266,405           288,621
  5,200     Orix Corporation
            (Finance/Rental/Leasing) ...................           406,332           419,645
 52,000     Sumitomo Mitsui Banking
            Corporation (Major Banks) ..................           295,989           253,870
 32,000     Sumitomo Realty & Development
            Company Ltd.
            (Real Estate Development) ..................           191,751           194,150
 70,000     Sumitomo Warehouse Company
            (Marine Shipping) ..........................           200,187           192,781
  4,600     Tokyo Electron Ltd.
            (Electronic Production Equipment) ..........           314,757           299,821
                                                                ----------        ----------
                                                                 2,792,147         2,765,425
                                                                ----------        ----------
            Korea - 0.7%
 13,100     SK Telecom Company Ltd., ADR
            (Wireless Telecommunications) ..............           317,665           324,749
            Taiwan - 0.3%
 17,700     AU Optronics Corporation, ADR
            (Electronic Equipment/Instruments) .........           201,951           147,087
            United Kingdom - 0.7%
 33,100     GUS PLC
            (Catalog/Specialty Distribution) ...........           306,604           301,633
            United States - 7.0%
  3,500     Accenture Ltd., Class A+
            (Information Technology Services) ..........            68,038            66,500
  6,400     Adtran, Inc.+
            (Telecommunications Equipment) .............           118,521           123,872
  2,300     Ansys, Inc.+ (Package Software) ............            56,866            46,241
  2,700     Apollo Group, Inc., Class A+
            (Other Consumer Services) ..................            57,373           106,447
  6,300     Applied Micro Circuits Corporation
            (Semiconductors) ...........................            59,534            29,768
  6,600     Broadwing, Inc.+
            (Major Telecommunications) .................            39,665            17,160
  1,400     Capital One Financial Corporation
            (Finance/Rental/Leasing) ...................            70,202            85,470
  3,100     Coinstar, Inc.+
            (Other Consumer Services) ..................            89,974            75,779
  2,700     Conceptus, Inc.
            (Medical Specialties) ......................            45,359            44,510
  2,600     Dynamics Research Corporation+
            (Aerospace/Defense) ........................            51,658            62,881
  8,700     Extreme Networks, Inc.+
            (Computer Communications) ..................           100,799            87,870
  3,000     FuelCell Energy, Inc.+
            (Aerospace/Defense) ........................            47,767            30,795
  9,100     InFocus Corporation
            (Computer Peripherals) .....................            95,793           107,243
 12,100     Informatica Corporation
            (Package Software) .........................            80,715            85,728
  8,900     Inrange Technologies Corporation,
            Class B+
            (Computer Communications) ..................           115,052            42,320
 10,700     Juniper Networks, Inc.+
            (Computer Communications) ..................           134,926            60,508
  3,100     Kopin Corporation+
            (Electronic Components) ....................            28,458            20,445
  6,700     Longs Drug Stores, Inc.
            (Drug Store Chains) ........................           203,205           189,543
  7,300     MCG Capital Corporation+
            (Finance/Rental/Leasing) ...................           121,352           121,508
    800     MGIC Investment Corporation+
            (Specialty Insurance) ......................            57,710            54,240
  8,800     Microsoft Corporation+
            (Package Software) .........................           482,642           480,744
  5,000     NetFlix.com, Inc.+
            (Internet Retail) ..........................            75,820            69,975
 10,700     Newmont Mining Corporation
            (Holding Company)
            (Precious Metals) ..........................           323,585           281,731
  3,500     PMC-Sierra, Inc.+ (Semiconductors) .........           101,229            32,428
  2,600     Probusiness Services, Inc.+
            (Miscellaneous Commercial Service) .........            48,804            37,843
  1,600     ProQuest Company+
            (Miscellaneous Commercial Service) .........            58,679            56,800
  1,100     Qualcomm, Inc.+
            (Telecommunications Equipment) .............            31,379            30,234
 12,600     Starbucks Corporation+
            (Restaurants) ..............................           266,738           313,047
  2,500     Synopsys, Inc.
            (Electronic Production Equipment) ..........           134,383           137,475
 40,000     Valence Technology, Inc.+
            (Electrical Products) ......................           112,970            54,800
  4,700     Viacom, Inc., Class B+
            (Media Conglomerates) ......................           218,355           208,539
  4,200     Websense, Inc.+
            (Internet Software Services) ...............           109,574           107,268
                                                                ----------        ----------
                                                                 3,607,125         3,269,712
                                                                ----------        ----------
            TOTAL SHORT SALES ..........................        $7,983,922        $7,480,488
                                                                ==========        ==========


The accompanying notes are an integral part of these financial statements.    30

                          ------------------------------------------------------
                          MNGCX | MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND
                          ------------------------------------------------------

Oscar Castro, CFA ..................................... Senior Portfolio Manager
Stephen Parlett, CFA ......................................... Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                       Global Tech, Telecom and Media Fund
Since inception (6/1/93) ..............................................   3.98%
One year .............................................................. (39.54)%
Five years ............................................................  (3.75)%

                  MSCI World Telecommunication Services Index /
                                MSCI World Index
Since 5/31/93 ..........................................   0.17%    /     7.10%
One year ............................................... (36.62)%   /   (14.89)%
Five years .............................................  (6.82)%   /     0.88%

Montgomery      MSCI World
Global          Telecommunication       Lipper
Tech, Telecom   Services                Telecommunication
& Media Fund    Index                   Funds Average

18,710          13,433                  10,907
17,046          12,753                   9,660
17,888          12,850                   9,895
16,067          11,278                   8,723
15,871          11,368                   8,573
14,248          10,159                   7,174

(1) Effective July 1, 2001, Morgan Stanley Capital International discontinued the MSCI Telecommunications Index. The MSCI World Telecommunication Services Index replaces it. The index shown uses the discontinued index through June 30, 2001, and the MSCI World Telecommunication Services Index beginning July 1, 2001. Index returns are without dividends reinvested. (2) The MSCI World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes. (3) The Lipper Telecommunication Funds Average universe consists of 21 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Microsoft Corporation ....................................................  3.6%
KT Corporation, Sponsored ADR ............................................  3.3%
Telenor A/S ..............................................................  2.9%
Vodafone Group PLC .......................................................  2.8%
TDC A/S ..................................................................  2.6%
International Business Machines Corporation ..............................  2.6%
Dell Computer Corporation ................................................  2.5%
Micron Technology, Inc. ..................................................  2.4%
AT&T Corporation .........................................................  2.3%
Cisco Systems, Inc. ......................................................  2.3%

                               Top Five Countries
                      (as a percentage of total net assets)
United States ............................................................ 51.7%
Korea ....................................................................  4.6%
Norway ...................................................................  4.6%
Canada ...................................................................  3.5%
United Kingdom ...........................................................  2.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund underperformed the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index, returning -39.54%, versus -36.62% for the benchmark. We employed a conservative approach over the course of the year, particularly during the second quarter, which was a difficult stretch for the telecommunications, media and technology (TMT) sectors. We looked to invest in companies that were leaders in their niches, with solid customer bases, steady revenue streams, proven management teams and the ability to post relatively appealing near-term earnings growth. Given the negative investor sentiment that rocked the market in the wake of emerging corporate governance scandals, we avoided investing in companies that were breaking in a new product line or management team. We sought out proven market leaders, but the problems in the sector hurt performance.

Q: What is an example of a holding that performed well?

A: Korea Telecom offered solid returns over the course of the year. The company enjoys a strong position within a domestic market that offers extremely high use of data, wireless and broadband DSL services. We purchased the stock at a time when its valuation was inexpensive relative to its peer group. Korea Telecom's share price rose as a result of several factors. Growth in the domestic Korean economy remains strong, and the firm executed its broadband build-out very well, a move that should result in increasing revenues. The Korean government sold a large number of shares of Korea Telecom into the market during the period. The possible effect of this sale concerned investors; however, the process went more smoothly than expected, which positively affected the company's share price.

Q: What is an example of a holding that disappointed?

A: Domestic U.S. digital wireless service provider Sprint PCS declined, as the U.S. wireless industry suffered a worse-than-expected slowdown in an increasingly competitive environment. In addition, the company suffered because its balance sheet includes Sprint's fixed-line business. The latter company carried a significant amount of debt in an environment where investors were averse to such a characteristic. Although the Fund did not own Sprint, the deterioration of its shared balance sheet put pressure on our position in Sprint PCS.

Q: What is your outlook?

A: The global economy appears to be in a mixed pattern, showing signs of renewal followed by periodic lapses into weaker territory. Consumer confidence--a key component to any recovery--has ebbed at times in response to market declines and ongoing strife in the Middle East. In the meantime it is difficult to see when final demand for products and services might rebound, although industrial production and manufacturing have improved. Advertising purchases have increased to stronger-than-expected levels, indicating that corporations are feeling better about spending on discretionary items. Overall we expect a slow recovery in the global economy and in investor confidence. TMT companies typically show signs of improvement in the latter stages of a recovery (an exception is advertising in the media sector). Spending on tech and telecom should improve when employment increases and corporate information technology budgets expand. Other segments such as manufacturing and transportation need to see their businesses become healthy again before they start spending money on additional employees or technology upgrades. The telecom arena has been burdened by excess capacity that resulted from deregulation and easy available credit in the late 1990s. This expansion created problems of excess capacity that, when combined with tightening credit and weakening economic activity, caused some companies to fail. In response to the more competitive environment, firms still in existence have cut back on capital spending. Over the long term, this rationalization of operations should help telecom firms offer better returns within a normal economic expansion.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified, and may not be suitable for all investors. Technology securities tend to be relatively volatile compared with other types of investments.

>From 1998 through 2000, the Fund's investments in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility, and investors should not expect that this performance will be achieved consistently. Effective June 30, 2002, the Montgomery Global Communications Fund was renamed Montgomery Global Tech, Telecom and Media Fund.


Call (800) 572-FUND [3863] /  visit montgomeryfunds.com                       31

------------------------------------------------------
MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND | MNGCX
------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 89.2%

Australia - 1.8%
   276,158   News Corporation Ltd. (The)
             (Media Conglomerates) .............................   $ 1,505,418

Canada - 3.5%
    41,200   AT&T Canada, Inc.+
             (Major Telecommunications) ........................     1,310,366
    79,000   Open Text Corporation+
             (Package Software) ................................     1,564,200
                                                                   -----------
                                                                     2,874,566

Denmark - 2.6%
    79,050   TDC A/S (Specialty Telecommunications) ............     2,183,629

Finland - 1.2%
    67,100   Nokia Oyj, Sponsored ADR
             (Telecommunications Equipment) ....................       971,608

France - 2.5%
    32,800   JC Decaux S.A.+(b)
             (Advertising/Marketing Services) ..................       443,361
   210,400   Orange S.A.+
             (Wireless Telecommunications) .....................       967,375
    22,900   Societe Television Francaise 1 (Broadcasting) .....       612,531
                                                                   -----------
                                                                     2,023,267

Greece - 0.6%
    53,400   Cosmote Mobile Communications S.A.
             (Wireless Telecommunications) .....................       535,301

Italy - 1.8%
   184,100   Telecom Italia SpA
             (Major Telecommunications) ........................     1,451,322

Japan - 2.8%
     7,800   Nintendo Company Ltd.
             (Recreational Products) ...........................     1,148,926
     7,700   Rohm Company Ltd. (Semiconductors) ................     1,149,618
                                                                   -----------
                                                                     2,298,544

Korea - 4.6%
   127,200   KT Corporation, Sponsored ADR
             (Major Telecommunications) ........................     2,753,880
     3,890   Samsung Electronics Company Ltd.
             (Electronic Equipment/Instruments) ................     1,063,849
                                                                   -----------
                                                                     3,817,729

Mexico - 0.8%
    20,400   Telefonos de Mexico S.A. de C.V.,
             Series L, Sponsored ADR+
             (Major Telecommunications) ........................       654,432

Netherlands - 0.7%
   126,200   Koninklijke (Royal) KPN N.V.+
             (Major Telecommunications) ........................       590,202

Norway - 4.6%
   114,900   Tandberg ASA+
             (Telecommunications Equipment) ....................     1,351,836
   681,000   Telenor A/S (Major Telecommunications) ............     2,408,184
                                                                   -----------
                                                                     3,760,020

Portugal - 0.9%
   108,000   Portugal Telecom, SGPS, S.A.
             (Major Telecommunications) ........................       761,891

Russia - 1.1%
    29,900   Mobile Telesystems, Sponsored ADR
             (Wireless Telecommunications) .....................       905,671

Spain - 2.7%
   189,100   Amadeus Global Travel Distribution S.A.,
             Class A (Miscellaneous Commercial Service) ........     1,209,009
   125,135   Telefonica S.A.
             (Major Telecommunications) ........................     1,049,448
                                                                   -----------
                                                                     2,258,457

Taiwan - 1.0%
    65,060   Taiwan Semiconductor Manufacturing
             Company Ltd., Sponsored ADR+
             (Semiconductors) ..................................       845,780

Thailand - 1.5%
 1,274,000   Advanced Info Service Public Company Ltd.
             (Wireless Telecommunications) .....................     1,226,179

United Kingdom - 2.8%
 1,705,094   Vodafone Group PLC
             (Wireless Telecommunications) .....................     2,340,472

United States - 51.7%
   116,900   AOL Time Warner, Inc.+
             (Media Conglomerates) .............................     1,719,599
    82,000   Applied Materials, Inc.+
             (Electronic Production Equipment) .................     1,565,380
   177,400   AT&T Corporation
             (Major Telecommunications) ........................     1,898,180
   114,800   AT&T Wireless Services, Inc.+
             (Wireless Telecommunications) .....................       671,580
    39,800   BellSouth Corporation
             (Major Telecommunications) ........................     1,253,700
    11,200   Best Buy Company, Inc.+
             (Electronics/Appliance Stores) ....................       406,560
    92,600   BMC Software, Inc.+
             (Computer Processing Hardware) ....................     1,537,160
    41,000   Cadence Design Systems, Inc.+
             (Package Software) ................................       660,920
   133,156   Cisco Systems, Inc.+
             (Computer Communications) .........................     1,856,860
    19,800   Convergys Corporation+
             (Data Processing Services) ........................       385,704
    79,500   Dell Computer Corporation+
             (Computer Processing Hardware) ....................     2,080,117
    15,300   eBay, Inc.+ (Other Consumer Services) .............       942,863
    56,600   Echostar Communications Corporation,
             Class A+ (Cable/Satellite Television) .............     1,050,213
    21,900   Electronic Data Systems Corporation
             (Data Processing Services) ........................       813,585
    66,100   Intel Corporation (Semiconductors) ................     1,207,977
    29,600   International Business Machines Corporation
             (Computer Processing Hardware) ....................     2,131,200
    42,000   KPMG Consulting, Inc.+
             (Information Technology Services) .................       623,910
    79,600   Lawson Software, Inc.+
             (Information Technology Services) .................       458,894
    18,800   Lexmark International, Inc.+
             (Computer Peripherals) ............................     1,022,720
    87,700   Liberty Media Corporation, Class A+
             (Cable/Satellite Television) ......................       877,000


The accompanying notes are an integral part of these financial statements.    32

                          ------------------------------------------------------
                          MNGCX | MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND
                          ------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued
United States - continued
    98,700   Micron Technology, Inc.+ (Semiconductors) .........   $ 1,995,714
    54,200   Microsoft Corporation+
             (Package Software) ................................     2,960,946
    86,300   Motorola, Inc.
             (Telecommunications Equipment) ....................     1,244,446
    33,600   Nanometrics, Inc.+
             (Electronic Production Equipment) .................       537,264
   103,100   Oracle Corporation+ (Package Software) ............       976,873
    47,200   Power Integrations, Inc.+ (Semiconductors) ........       855,264
    30,800   Qualcomm, Inc.+
             (Telecommunications Equipment) ....................       846,538
    58,300   SBC Communications, Inc.
             (Major Telecommunications) ........................     1,778,150
    40,600   Siebel Systems, Inc.+
             (Package Software) ................................       577,129
   283,800   Sprint Corporation (PCS Group)+
             (Wireless Telecommunications) .....................     1,268,586
    54,000   Symbol Technologies, Inc.
             (Electronic Equipment/Instruments) ................       459,000
    33,200   Texas Instruments, Inc. (Semiconductors) ..........       786,840
    80,600   Time Warner Telecom, Inc., Class A+
             (Specialty Telecommunications) ....................       139,035
    26,400   Univision Communications, Inc., Class A+
             (Broadcasting) ....................................       828,960
    42,300   Veritas Software Corporation+
             (Package Software) ................................       836,906
    42,500   Verizon Communications, Inc.
             (Major Telecommunications) ........................     1,706,375
    37,800   Viacom, Inc., Class B+
             (Media Conglomerates) .............................     1,677,186
                                                                   -----------
                                                                    42,639,334

TOTAL COMMON STOCKS
(Cost $92,027,236) .............................................    73,643,822
                                                                   -----------

TOTAL SECURITIES
(Cost $92,027,236) .............................................    73,643,822
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 12.1%
$9,982,000   J.P. Morgan Securities, Inc.^
             2.0% dated 6/28/02, due 7/1/02
             (Cost $9,982,000) .................................     9,982,000
                                                                   -----------

TOTAL INVESTMENTS - 101.3%
(Cost $102,009,236*) ...........................................    83,625,822

OTHER ASSETS AND LIABILITIES - (1.3)%
(Net) ..........................................................    (1,112,153)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $82,513,669
                                                                   ===========

* Aggregate cost for federal tax purposes is $104,133,895.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    33

----------------------------------------
MONTGOMERY EMERGING MARKETS FUND | MNEMX
----------------------------------------

Josephine Jimenez, CFA ................................ Senior Portfolio Manager
Frank Chiang .......................................... Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                              Emerging Markets Fund
Since inception (3/1/92) ..............................................  (0.29)%
One year ..............................................................  (3.14)%
Five years ............................................................ (11.83)%
Ten years .............................................................  (0.26)%

                        MSCI Emerging Markets Free Index
Since 3/1/92 ..........................................................   1.62%
One year ..............................................................   1.31%
Five years ............................................................  (8.40)%
Ten years .............................................................   2.53%

Montgomery      MSCI            Lipper
Emerging        Emerging        Emerging
Markets         Markets         Markets
Fund            Free Index      Funds Average

10,022          11,979          11,428
10,123          12,176          11,676
10,676          12,908          12,344
10,764          12,992          12,455
10,640          12,785          12,339
 9,708          11,826          11,422

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries. (2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Samsung Electronics Company Ltd. .........................................  5.9%
Taiwan Semiconductor Manufacturing Company Ltd. ..........................  4.6%
Anglo American PLC .......................................................  4.0%
Komercni Banka A.S. ......................................................  3.1%
Sasol Ltd. ...............................................................  3.1%
SK Telecom Company Ltd. ..................................................  2.7%
Anglo American Platinum Corporation Ltd. .................................  2.5%
Gold Fields Ltd. .........................................................  2.4%
YUKOS, ADR ...............................................................  2.4%
Impala Platinum Holdings Ltd. ............................................  2.2%

                               Top Five Countries
                      (as a percentage of total net assets)
Korea .................................................................... 19.3%
Taiwan ................................................................... 15.8%
South Africa ............................................................. 15.7%
Mexico ...................................................................  8.1%
China/Hong Kong ..........................................................  7.5%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned -3.14%, underperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 1.31%. The Fund enjoyed strong gains during the first-quarter market rally and prior to 9/11/01. Our underweighted position in the strong Korean economy and the emergence of corporate accounting scandals in 2002 detracted from the gains, however. Performance in June was negatively affected by the questionable accounting practices in the United States and the subsequent weakness of the dollar. These factors put pressure on emerging markets, as prospects for the global economy weakened and investor worries intensified.

Q: What is an example of a holding that performed poorly?

A: Our holding in Telebras--a liquid basket of stocks that represents the publicly traded portion of Brazil's telecom sector, both wireline and wireless--underper-formed during the period. Brazil is experiencing a broad sell-off, largely over fears of a left wing candidate's winning the October presidential election. Although Brazilian telecom holdings have been affected by problems currently facing the global telecom sector, debt is relatively low, demand has met expectations and telecom companies have not paid for expensive licenses. The outlook for the global telecom market is still unfavorable, as consolidation and improved consumer demand must be present before the beaten-down stocks of many of the largest carriers begin to recover.

Q: What is an example of a holding that impressed?

A: Samsung Electronics was one of the Fund's top performers over the past year and is currently its largest holding. A variety of factors have driven its valuation higher during the period, many of which are indicative of the important secular changes affecting stocks in the emerging markets. By allowing companies to pare back debt and sell assets, Korea has made strong progress in restructuring its economy. Samsung's much improved balance sheet epitomizes this success. The company remains heavily exposed to the export sector, where it is making a push to become one of the world's most recognized technology brand names. It is also exposed to the growing local consumer market, whose speed and breadth of development are impressive. We expect further gains from Samsung, as the company continues to leverage its domestic and international strengths while making additional improvements to its capital structure.

Q: What is your outlook?

A: Despite the market rotations that have dominated headlines in the United States and Europe, we maintain our conviction that a global economic recovery is under way. Conditions in Asia have improved dramatically, with better economic fundamentals in Thailand and Korea leading the region. Uncertainties in Brazil make us cautious going forward, but we are not completely out of the country. We like South Africa and Russia, because we are positive on resource holdings. When contemplating the prospects of a global recovery, we feel that Asia and Mexico will fare well. An important factor in the health of the global economy will continue to be conditions in the United States, the largest export market for many countries. As clarity emerges regarding the health of the U.S. economy, many developing markets should benefit.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        34

                                        ----------------------------------------
                                        MNEMX | MONTGOMERY EMERGING MARKETS FUND
                                        ----------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 96.4%

Argentina - 0.7%
     35,900   Quilmes Industrial S.A., ADR
              (Beverages: Alcoholic) ...........................   $    351,102
     39,200   Siderca S.A.I.C., ADR (Steel) ....................        619,752
                                                                   ------------
                                                                        970,854

Brazil - 3.3%
     44,400   Aracruz Celulose S.A., Sponsored ADR
              (Pulp & Paper) ...................................        888,000
 41,000,000   Companhia Siderurgica Nacional S.A.
              (Steel) ..........................................        653,097
    121,900   Petroleo Brasileiro S.A. (Integrated Oil) ........      2,308,549
    130,800   Tele Centro Oeste Celular Participacoes
              S.A., ADR
              (Wireless Telecommunications) ....................        579,444
                                                                   ------------
                                                                      4,429,090

China/Hong Kong - 7.5%
    238,500   China Mobile Ltd.+
              (Wireless Telecommunications) ....................        706,345
    183,100   China Mobile Ltd., Sponsored ADR+
              (Wireless Telecommunications) ....................      2,676,922
 10,578,000   China Petroleum & Chemical Corporation,
              Class H (Integrated Oil) .........................      1,885,102
    610,000   China Unicom Ltd.+
              (Major Telecommunications) .......................        469,243
    627,000   CNOOC Ltd. (Oil & Gas Production) ................        840,041
  3,561,000   PetroChina Company Ltd., Class H
              (Integrated Oil) .................................        757,873
     86,700   UTStarcom, Inc.+
              (Telecommunications Equipment) ...................      1,747,438
  6,591,000   Wah Sang Gas Holdings Ltd.+
              (Oil & Gas Pipelines) ............................      1,056,277
                                                                   ------------
                                                                     10,139,241

Czech Republic - 3.1%
     83,300   Komercni Banka A.S.+ (Regional Banks) ............      4,257,815

Hungary - 2.2%
    376,500   OTP Bank Rt. (Regional Banks) ....................      2,957,283

India - 3.9%
    101,095   Hindalco Industries Ltd. (Aluminum) ..............      1,470,181
    233,000   Hindustan Lever Ltd.
              (Household/Personal Care) ........................        922,034
    233,000   Mahanagar Telephone Nigam Ltd.
              (Specialty Telecommunications) ...................        678,828
    323,975   Reliance Industries Ltd.+
              (Chemicals: Major Diversified) ...................      1,786,968
     85,000   State Bank of India (Regional Banks) .............        418,389
                                                                   ------------
                                                                      5,276,400

Indonesia - 1.8%
  1,937,000   PT Ramayana Lestari Sentosa Tbk
              (Department Stores) ..............................        928,150
  3,409,000   PT Telekomunikasi Indonesia
              (Specialty Telecommunications) ...................      1,467,204
                                                                   ------------
                                                                      2,395,354

Israel - 1.1%
     64,000   Check Point Software Technologies Ltd.+
              (Internet Software Services) .....................        867,520
     10,000   Teva Pharmaceutical Industries Ltd.,
              Sponsored ADR
              (Pharmaceuticals: Other) .........................        667,850
                                                                   ------------
                                                                      1,535,370

Korea - 19.3%
     71,210   Hyundai Motor Company Ltd.
              (Motor Vehicles) .................................      2,139,852
     53,114   Kookmin Bank (Major Banks) .......................      2,578,435
     72,170   Koram Bank+ (Regional Banks) .....................        644,911
     46,070   LG Chem Ltd. (Chemicals: Specialty) ..............      1,665,873
     53,400   LG Electronics, Inc.+
              (Electronics/Appliances) .........................      2,130,673
     14,530   POSCO (Steel) ....................................      1,612,431
     33,200   POSCO, ADR (Steel) ...............................        905,364
     29,159   Samsung Electronics Company Ltd.
              (Electronic Equipment/Instruments) ...............      7,974,490
     80,100   Shinhan Financial Group Company Ltd.
              (Regional Banks) .................................      1,131,920
      9,150   Shinsegae Company Ltd.
              (Specialty Stores) ...............................      1,551,621
     16,450   SK Telecom Company Ltd.
              (Wireless Telecommunications) ....................      3,685,183
                                                                   ------------
                                                                     26,020,753

Malaysia - 2.3%
    128,000   Maxis Communications Berhad
              (Wireless Telecommunications) ....................        163,368
  1,504,600   Public Bank Berhad (Regional Banks) ..............      1,369,978
    215,000   Resorts World Berhad
              (Hotels/Resorts/Cruiselines) .....................        599,737
    249,000   Telekom Malaysia Berhad
              (Major Telecommunications) .......................        520,934
    168,000   Tenaga Nasional Berhad
              (Electric Utilities) .............................        442,105
                                                                   ------------
                                                                      3,096,122

Mexico - 8.1%
    479,100   Alfa S.A., Series A+
              (Industrial Conglomerates) .......................        806,824
     86,600   America Movil S.A. de C.V., Series L
              (Wireless Telecommunications) ....................      1,160,440
    185,600   Apasco S.A. de C.V.
              (Construction Materials) .........................      1,088,372
     43,300   Fomento Economico Mexicano
              S.A. de C.V., Sponsored ADR
              (Beverages: Alcoholic) ...........................      1,698,226
  3,306,700   Grupo Financiero BBVA Bancomer
              S.A. de C.V., Series O+
              (Regional Banks) .................................      2,691,500
    416,000   Grupo Mexico S.A., Series B
              (Other Metals/Minerals) ..........................        583,801
    224,400   Organizacion Soriana S.A. de C.V.,
              Series B+ (Specialty Stores) .....................        556,726
     75,880   Telefonos de Mexico S.A. de C.V.,
              Series L, Sponsored ADR
              (Major Telecommunications) .......................      2,434,231
                                                                   ------------
                                                                     11,020,120

Pakistan - 0.3%
  1,185,000   Hub Power Company Ltd. (The)
              (Electric Utilities) .............................        458,162


The accompanying notes are an integral part of these financial statements.    35

----------------------------------------
MONTGOMERY EMERGING MARKETS FUND | MNEMX
----------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - continued

Peru - 1.2%
     62,900   Compania de Minas Buenaventura S.A.,
              ADR (Precious Metals) ............................   $  1,610,240
          1   Ferreyros Enrique S.A., ADR+
              (Trucks/Construction/Farm Machine) ...............             --
                                                                   ------------
                                                                      1,610,240

Philippines - 1.8%
  5,432,000   Ayala Land, Inc.
              (Real Estate Development) ........................        604,455
    239,600   Philippine Long Distance Telephone
              Company, Sponsored ADR
              (Specialty Telecommunications) ...................      1,787,416
                                                                   ------------
                                                                      2,391,871

Poland - 0.4%
     22,380   Bank Pekao S.A. (Regional Banks) .................        512,990

Russia - 6.3%
     55,200   Gazprom, Sponsored ADR, Series S
              (Oil & Gas Pipelines) ............................        910,800
     39,600   Lukoil Holding Company, Sponsored ADR
              (Integrated Oil) .................................      2,574,000
     59,800   Mobile Telesystems, Sponsored ADR
              (Wireless Telecommunications) ....................      1,811,342
     23,000   YUKOS, ADR (Integrated Oil) ......................      3,197,690
                                                                   ------------
                                                                      8,493,832

South Africa - 15.7%
     87,300   Anglo American Platinum Corporation Ltd.
              (Precious Metals) ................................      3,403,696
    326,432   Anglo American PLC
              (Other Metal/Minerals) ...........................      5,414,350
    257,700   Gold Fields Ltd. (Precious Metals) ...............      3,214,322
     44,700   Harmony Gold Mining Company Ltd.
              (Precious Metals) ................................        612,169
     54,930   Impala Platinum Holdings Ltd.
              (Precious Metals) ................................      3,001,080
     18,970   Pepsi International Bottlers
              (Beverages: Non-Alcoholic)(a)(b)ss ...............          5,691
     96,800   Sappi Ltd. (Pulp & Paper) ........................      1,353,690
    400,336   Sasol Ltd.
              (Chemicals: Major Diversified) ...................      4,231,661
                                                                   ------------
                                                                     21,236,659

Taiwan - 15.8%
    463,000   Asustek Computer, Inc.
              (Computer Processing Hardware) ...................      1,392,742
    570,058   Cathay Financial Holding Company Ltd.+
              (Life/Health Insurance) ..........................        839,475
  3,439,000   China Steel Corporation (Steel) ..................      1,770,452
  1,520,000   Chinatrust Financial Holding Company
              Ltd.+ (Regional Banks) ...........................      1,342,113
  1,589,250   Compal Electronics, Inc.
              (Computer Processing Hardware) ...................      1,526,936
  2,244,000   Formosa Chemicals & Fibre Corporation
              (Chemicals: Major Diversified) ...................      2,041,832
    716,000   Formosa Plastic Corporation
              (Chemicals: Specialty) ...........................        859,371
    459,600   Hon Hai Precision Industry Company Ltd.
              (Computer Peripherals) ...........................      1,877,743
    187,000   Quanta Computer, Inc.
              (Computer Processing Hardware) ...................        526,130
    156,000   Realtek Semiconductor Corporation
              (Semiconductors) .................................        557,977
  3,049,017   Taiwan Semiconductor Manufacturing
              Company Ltd.+ (Semiconductors) ...................      6,205,721
  1,255,490   United Microelectronics Corporation+
              (Semiconductors) .................................      1,506,889
  1,425,000   Yuanta Core Pacific Securities Company+
              (Investment Banks/Brokers) .......................        882,894
                                                                   ------------
                                                                     21,330,275

Thailand - 1.2%
    480,100   Bangkok Bank Public Company Ltd.+
              (Regional Banks) .................................        791,310
     31,800   Siam Cement Public Company Ltd. (The)
              (Construction Materials) .........................        823,311
                                                                   ------------
                                                                      1,614,621

Turkey - 0.4%
126,368,000   Tupras-Turkie Petrol Rafinerileri A.S.
              (Oil Refining/Marketing) .........................        518,065

United Kingdom - 0.0%@
          1   Liberty International PLC
              (Finance/Rental/Leasing) .........................              9

TOTAL COMMON STOCKS
(Cost $122,605,265) ............................................    130,265,126
                                                                   ------------

PREFERRED STOCKS - 4.1%

Brazil - 4.1%
108,800,000   Centrais Eletricas Brasileiras S.A.,
              Series B (Electric Utilities) ....................      1,036,007
     73,700   Companhia de Bebidas das Americas, ADR
              (Beverages: Alcoholic) ...........................      1,145,298
    211,400   Companhia Paranaense de Energia-Copel,
              Sponsored ADR (Electric Utilities) ...............        856,170
     40,500   Telecomunicacoes Brasileiras S.A.,
              Sponsored ADR
              (Major Telecommunications) .......................        918,540
 53,200,000   Telemar Norte Leste S.A., Series A
              (Major Telecommunications) .......................        941,593
    256,000   Usinas Siderurgicas de Minas Gerais S.A.,
              Class A (Steel) ..................................        628,899
    487,888   Vale do Rio Doce, Series B
              (Other Metals/Minerals) ..........................              2

TOTAL PREFERRED STOCKS
(Cost $7,449,270) ..............................................      5,526,509
                                                                   ------------

TOTAL INVESTMENTS - 100.5%
(Cost $130,054,535*) ...........................................    135,791,635

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net) ..........................................................       (708,329)
                                                                   ------------

NET ASSETS - 100.0% ............................................   $135,083,306
                                                                   ============

* Aggregate cost for federal tax purposes is $131,527,984.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    36

                                  ----------------------------------------------
                                  MNEFX | MONTGOMERY EMERGING MARKETS FOCUS FUND
                                  ----------------------------------------------

Josephine Jimenez, CFA ................................ Senior Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                           Emerging Markets Focus Fund
Since inception (12/31/97) .............................................  9.61%
One year ...............................................................  3.80%
Three years ............................................................  4.01%

                        MSCI Emerging Markets Free Index
Since 12/31/97 ......................................................... (3.32)%
One year ...............................................................  1.31%
Three years ............................................................ (6.30)%

Montgomery      MSCI            Lipper
Emerging        Emerging        Emerging
Markets         Markets         Markets
Focus Fund      Free Index      Funds Average

13,863          8,702           8,938
14,150          8,845           9,132
14,745          9,378           9,654
15,022          9,438           9,741
15,339          9,287           9,651
14,270          8,591           8,934

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries. (2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Wah Sang Gas Holdings Ltd. ................................................ 5.7%
Gold Fields Ltd. .......................................................... 5.0%
Taiwan Semiconductor Manufacturing Company Ltd. ........................... 4.9%
Grupo Financiero Bancomer S.A. de C.V., Series O .......................... 4.9%
YUKOS, ADR ................................................................ 4.8%
Samsung Electronics Company Ltd. .......................................... 4.1%
POSCO ..................................................................... 3.8%
China Steel Corporation ................................................... 3.7%
Samsung Electronics Company Ltd., GDR ..................................... 3.7%
Formosa Chemicals & Fibre Corporation ..................................... 3.7%

                               Top Five Countries
                      (as a percentage of total net assets)
Korea                                                                      19.4%
Taiwan                                                                     18.5%
South Africa                                                               13.0%
China/Hong Kong                                                            11.1%
Brazil                                                                     10.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Because the Montgomery Emerging Markets Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned 3.80%, outperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 1.31%. The Fund enjoyed strong gains during the first-quarter market rally and prior to 9/11/01. Our underweight position in the strong Korean economy and the emergence of corporate accounting scandals in 2002 detracted from the gains, however. Performance in June was negatively affected by the questionable accounting practices in the United States and the subsequent weakness of the dollar. These factors put pressure on the emerging markets, as prospects for the global economy weakened and investor worries intensified. The Fund's concentrated strategy was a benefit to performance during this uncertain time, as large concentrations of solid holdings caused the Fund to outperform.

Q: What is an example of a holding that performed well?

A: Basic materials companies in South Africa continue to impress. Longtime Fund holding Gold Fields, a gold-mining company in South Africa, delivered outstanding returns for the period. Gold Fields rose by 168% and contributed the most positive performance to the Fund's overall return. We expect the company to deliver strong earnings growth going forward in 2002 due to the increase in the price of gold, higher production volume and a weaker rand. We are enthusiastic about the long-term prospects for gold as well. Although inflationary pressures are not evident in today's global landscape, we believe that the opening of the Chinese economy could lead to a pick-up in inflation down the road. Foreign direct investments into China are expected to rise as a result of that country's entry into the World Trade Organization (WTO). Because China already has a strong foreign reserve position, we believe that some of the direct foreign investment flows would be monetized by the Central Bank. This means that money supply growth in China could rise, which could eventually be inflationary. For that reason and because we view gold as a hedge on the political uncertainty worldwide as the war on terrorism continues, we continue to like Gold Fields as a long-term investment. With increased economies of scale arising out of greater production, Gold Fields' average production cost per ounce has declined meaningfully and operating margin has improved.

Q: What is an example of a holding that performed poorly?

A: Embraer, a Brazilian manufacturer of commercial, corporate and defense aircraft, delivered poor performance despite a weaker real because of Wall Street's downward earnings revisions as a result of a slowdown in aircraft deliveries. Order backlog, however, has remained strong, with good business prospects in several countries, including China. Political uncertainty in Brazil has affected Embraer's share-price volatility as well, but most of the 35% price drop during the year can be attributed to the decline in aircraft delivery schedule, as Embraer's customers became more conservative in their order patterns.

Q: What is your outlook?

A: Despite the market rotations that have dominated headlines in the United States and Europe, we maintain our conviction that a global economic recovery is under way. Conditions in Asia have improved dramatically, with better economic fundamentals in Thailand and Korea leading the region higher. Uncertainties in Brazil make us cautious going forward, but we are not completely out of the country. We like South Africa and Russia, because we are positive on resource holdings. When contemplating the prospects of a global recovery, we feel that Asia and Mexico will fare well. An important factor in the health of the global economy will continue to be conditions in the United States, the largest export market for many countries. As clarity emerges regarding the health of the U.S. economy, many developing markets should benefit.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        37

----------------------------------------------
MONTGOMERY EMERGING MARKETS FOCUS FUND | MNEFX
----------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Shares                                                            Value (Note 1)

COMMON STOCKS - 85.8%
Brazil - 8.7%
      34,400   Aracruz Celulose S.A., Sponsored ADR
               (Pulp & Paper) ..................................   $   688,000
  40,000,000   Companhia Siderurgica Nacional S.A.
               (Steel) .........................................       637,168
      35,400   Petroleo Brasileiro S.A. (Integrated Oil) .......       670,407
                                                                   -----------
                                                                     1,995,575

China/Hong Kong - 11.1%
   3,816,000   China Petroleum & Chemical Corporation,
               Class H (Integrated Oil) ........................       680,048
      27,200   UTStarcom, Inc.+
               (Telecommunications Equipment) ..................       548,216
   8,200,000   Wah Sang Gas Holdings Ltd.
               (Oil & Gas Pipelines) ...........................     1,314,136
                                                                   -----------
                                                                     2,542,400

Korea - 19.4%
      17,800   LG Electronics, Inc.+
               (Electronics/Appliances) ........................       710,224
       7,880   POSCO (Steel) ...................................       874,464
      14,400   POSCO, ADR (Steel) ..............................       392,688
       3,420   Samsung Electronics Company Ltd.
               (Electronic Equipment/Instruments) ..............       935,312
       6,200   Samsung Electronics Company Ltd., GDR
               (Electronic Equipment/Instruments) ..............       851,260
       4,070   Shinsegae Company Ltd.
               (Specialty Stores) ..............................       690,175
                                                                   -----------
                                                                     4,454,123

Mexico - 8.0%
      18,600   Fomento Economico Mexicano S.A. de C.V.,
               Sponsored ADR (Beverages: Alcoholic) ............       729,492
   1,376,000   Grupo Financiero Bancomer S.A. de C.V.,
               Series O+ (Regional Banks) ......................     1,120,000
                                                                   -----------
                                                                     1,849,492

Russia - 7.1%
      32,100   Gazprom, Sponsored ADR, Series S
               (Oil & Gas Pipelines) ...........................       529,650
       8,000   YUKOS, ADR (Integrated Oil) .....................     1,112,240
                                                                   -----------
                                                                     1,641,890

South Africa - 13.0%
      16,600   Anglo American Platinum Corporation Ltd.
               (Precious Metals) ...............................       647,209
      92,800   Gold Fields Ltd. (Precious Metals) ..............     1,157,505
      41,700   Harmony Gold Mining Company Ltd.
               (Precious Metals) ...............................       571,084
      59,200   Sasol Ltd.
               (Chemicals: Major Diversified) ..................       625,760
                                                                   -----------
                                                                     3,001,558

Taiwan - 18.5%
   1,668,000   China Steel Corporation (Steel) .................       858,713
     765,000   Chinatrust Financial Holding Company Ltd.+
               (Regional Banks) ................................       675,471
     925,000   Formosa Chemicals & Fibre Corporation
               (Chemicals: Major Diversified) ..................       841,664
     185,000   Hon Hai Precision Industry Company Ltd.
               (Computer Peripherals) ..........................       755,837
     555,280   Taiwan Semiconductor Manufacturing
               Company Ltd.+ (Semiconductors) ..................     1,130,172
                                                                   -----------
                                                                     4,261,857

TOTAL COMMON STOCKS
(Cost $17,879,491) .............................................    19,746,895
                                                                   -----------

PREFERRED STOCKS - 1.5%

Brazil - 1.5%
 101,500,000   Banco do Brasil S.A. (Major Banks)
               (Cost $512,543) .................................       344,202
                                                                   -----------

TOTAL SECURITIES
(Cost $18,392,034) .............................................    20,091,097
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENTS - 20.6%
$  1,188,500   Bear Stearns Securities, Inc.^
               1.89% dated 6/28/02, due 7/01/02 ................     1,188,500
   1,188,500   Countrywide Securities, Inc.^
               2.03% dated 6/28/02, due 7/01/02 ................     1,188,500
   1,188,500   Greenwich Capital Securities, Inc.^
               2.03% dated 6/28/02, due 7/01/02 ................     1,188,500
   1,188,500   J.P. Morgan Securities, Inc.^
               2.0% dated 6/28/02, due 7/01/02 .................     1,188,500

TOTAL REPURCHASE AGREEMENTS
(Cost $4,754,000) ..............................................     4,754,000
                                                                   -----------

TOTAL INVESTMENTS - 107.9%
(Cost $23,146,034*) ............................................    24,845,097

OTHER ASSETS AND LIABILITIES - (7.9)%
(Net) ..........................................................    (1,824,876)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $23,020,221
                                                                   ===========

* Aggregate cost for federal tax purposes is $23,146,034.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    38

                                       -----------------------------------------
                                       MNTRX | MONTGOMERY TOTAL RETURN BOND FUND
                                       -----------------------------------------

William Stevens ....................................... Senior Portfolio Manager
Marie Chandoha ............................................... Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                             Total Return Bond Fund
Since inception (6/30/97) ................................................ 7.74%
One year ................................................................. 8.81%
Five years ............................................................... 7.74%

                      Lehman Brothers Aggregate Bond Index
Since 6/30/97 ............................................................ 7.57%
One year ................................................................. 8.63%
Five years ............................................................... 7.57%

Montgomery      Lehman          Lipper
Total           Brothers        Intermediate
Return          Aggregate       Investment-Grade
Bond Fund       Bond Index      Debt Funds Average

14,151          13,991          13,033
14,291          14,127          13,135
14,026          13,892          12,927
14,294          14,161          13,141
14,409          14,282          13,243
14,524          14,406          13,275

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity. (2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
FHLMC, Pool #G01415, 7.000% due 05/01/32 .................................  5.9%
FNMA, TBA July, 30 Yr., 7.000% due 07/25/32 ..............................  4.5%
FNMA, Pool #323099, 6.000% due 04/01/13 ..................................  3.8%
U.S. Treasury Bonds, 7.125% due 02/15/23 .................................  3.2%
FNMA, TBA September, 30 Yr., 7.000% due 09/25/32 .........................  3.0%
FNMA, Pool #545721, 7.500% due 06/01/32 ..................................  2.7%
U.S. Treasury Bonds, 6.125% due 11/15/27 .................................  2.6%
FNMA, Pool #545037, 6.000% due 12/01/11 ..................................  2.1%
FHLMC, Pool #G01331, 5.500% due 06/01/31 .................................  1.9%
FNMA, Pool #313840, 6.000% due 11/01/12 ..................................  1.8%

                                    Asset Mix
                     (as a percentage of total investments)
Corporate Bonds and Notes ................................................ 25.5%
Mortgage Pass-throughs ................................................... 24.0%
Collateralized Mortgage Obligations ...................................... 12.7%
Asset-Backed Securities .................................................. 12.4%
Agencies .................................................................  8.3%
Treasuries ...............................................................  7.5%
Other ....................................................................  9.6%

                                Investment Grade
                     (as a percentage of total investments)
Aaa ...................................................................... 70.7%
Aa .......................................................................  3.1%
A ........................................................................  6.9%
Baa ...................................................................... 15.3%
Nonrated .................................................................  4.0%

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund outperformed the Lehman Brothers Aggregate Bond Index, returning 8.81%, versus 8.63% for the benchmark. The Fund outperformed the index for several reasons. First, we were able to avoid most of the problems that affected the corporate bond sector, including several high-profile companies that defaulted or were affected by revelations, rumors or fears of accounting improprieties. In addition, our security selection in the mortgage-backed arena proved fruitful, as our investments in mortgages were concentrated in instruments that were resilient to refinancings. This prepayment-resilient attribute--along with the significant additional yield these investments offered--proved very helpful when interest rates dropped markedly after 9/11/01. We also managed to reduce the Fund's mortgage-backed stake in advance of that sector's underperformance late in the year, due to renewed fears that falling interest rates would increase prepayment activity. Finally, our holdings in asset-backed securities--those backed by auto loans or other credit payments--and commercial mortgage-backed securities offered solid performance.

Q: Which specific strategy was particularly helpful to the

A: Avoiding the many major corporate downgrades and defaults was integral to performance. We did not hold many of the issuers that proved to be the largest detractors from the corporate bond market's performance, including Tyco International, Williams, Dynegy and Qwest Communications. In addition, we moved from a neutral position to an underweighting in the telecommunications sector by the end of May, just before that sector underperformed significantly. We also sold out of Enron early last fall and were helped by not owning investments in airlines and insurance companies on 9/11/01.

Q: What was one holding that disappointed?

A: We did not emerge unscathed from the turmoil of the first half of 2002. Although we owned WorldCom, we'd sold our stake in April, before the company's bonds tumbled with the revelations that the firm had radically misstated its earnings. We'd sold the position when we became convinced that the company would eventually lose its investment-grade rating and suffered a loss as a result.

Q: What is your outlook?

A: The market is currently dominated by a lack of confidence in corporate governance and accounting practices. At the same time, experts say that the economy looks relatively healthy. Consumer spending has slowed, but growth in wages and hours worked have risen. Lower interest rates provide incentive for consumers to refinance their mortgages and mean lower borrowing costs for corporations. A decline in the U.S. dollar has enabled U.S. companies to export goods at lower prices. In the long run, attention to accounting issues should prove positive for the corporate bond market. Although lethargic business capital investment and unemployment concerns remain, we believe that the economic outlook is not as bad as currently reflected in bond market prices. During the past 18 months, we've seen market sentiment swing from one end of the spectrum to the other. We believe that the recent sharp declines were extreme reactions by investors frustrated by the ongoing struggles of the corporate bond and equity markets.

More recently, we've been slowly repositioning the Fund to benefit from a shift away from this sentiment toward a more positive outlook. At the same time, the Fund remains conservative. We expect to add corporate bonds and mortgage-backed securities as relative value opportunities arise in those sectors. We remain cautious and underweighted in telecom bonds, believing that more issuers in this sector could lose their investment-grade status. Areas that are overweighted include aerospace and defense, railroads, supermarkets, real estate investment trusts (REITs) and finance.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Recent performance of this Fund is due in part to economic conditions, particularly the steep drop in the federal funds rate, which may not be repeated in the future.


Call (800) 572-FUND [3863] /  visit montgomeryfunds.com                       39

-----------------------------------------
MONTGOMERY TOTAL RETURN BOND FUND | MNTRX
-----------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                  Value (Note 1)

ASSET-BACKED SECURITIES - 13.4%
$  385,000     Advanta Mortgage Loan Trust,
               Series 1998-2 A13,
               6.360% due 01/25/25 .............................   $   398,776
   180,000     American Express Credit Account Master
               Trust, Series 2000-1 A,
               7.200% due 09/17/07 .............................       195,950
   205,000     American Express Credit Account Master
               Trust, Series 2001-2 A,
               5.530% due 10/15/08## ...........................       214,317
   230,000     Banc of America Commercial Mortgage, Inc.,
               Series 2000-2 A2,
               7.197% due 05/15/10## ...........................       254,563
   285,000     BMW Vehicle Owner Trust,
               Series 2001-A A3,
               4.700% due 03/25/05## ...........................       291,019
   265,000     Citibank Credit Card Master Trust 1,
               Series 1999-2 A,
               5.875% due 03/10/11 .............................       277,153
   550,000     DaimlerChrysler Auto Trust,
               Series 2002-A A3,
               3.850% due 04/06/06 .............................       557,216
   160,000     Discover Card Master Trust I,
               Series 2000-9 A,
               6.350% due 07/15/08 .............................       171,222
   455,000     Discover Card Master Trust I,
               Series 2002-2 A,
               5.150% due 10/15/09 .............................       466,498
    70,000     First Union National Bank Commercial
               Mortgage, Series 2002-C1 A2,
               6.141% due 02/12/34 .............................        72,278
    40,597     Ford Credit Auto Owner Trust,
               Series 2000-A A4,
               7.090% due 11/17/03## ...........................        41,279
    55,594     Green Tree Home Equity Loan Trust,
               Series 1999-A A3,
               5.980% due 04/15/18## ...........................        56,079
    52,341     Green Tree Home Equity Loan Trust,
               Series 1999-D A3,
               7.300% due 08/15/18 .............................        53,284
   171,585     IndyMac Home Equity Loan Asset-Backed
               Trust, Series 1998-A AF4,
               6.310% due 10/25/29 .............................       176,264
   460,000     MBNA Master Credit Card Trust,
               Series 2001-A1 A1,
               5.750% due 10/15/08 .............................       483,970
   100,000     MBNA Master Credit Card Trust,
               Series 2000-I A,
               6.900% due 01/15/08 .............................       108,546
   285,000     MLMT Series 2002-WM1 A4,
               5.619% due 06/25/12 .............................       286,430
   265,000     Morgan Stanley Dean Witter Capital I,
               Series 02-TOP7 A1,
               5.380% due 01/15/39 .............................       268,468
    69,436     Premier Auto Trust,
               Series 1999-1 A4,
               5.820% due 10/08/03## ...........................        70,185
    87,938     Residential Asset Securities Corporation,
               Series 1999-KS1 AI3,
               6.110% due 05/25/24 .............................        88,095
   300,000     Sears Credit Account Master Trust,
               Series 1998-2 A,
               5.250% due 10/16/08 .............................       310,143
   180,000     Wachovia Bank Commercial Mortgage Trust,
               Series 2002-C1 A4,
               6.287% due 04/15/34 .............................       186,947
   230,000     WFS Financial Owner Trust,
               Series 2002-2 A3,
               3.810% due 02/20/07 .............................       231,905

TOTAL ASSET-BACKED SECURITIES
(Cost $5,160,565) ..............................................     5,260,587
                                                                   -----------

CORPORATE BONDS AND NOTES - 27.7%
   160,000     Alberta Energy Company Ltd., Notes,
               7.375% due 11/01/31 .............................       171,390
   170,000     Albertson's, Inc., Debentures,
               8.000% due 05/01/31 .............................       188,751
   185,000     Albertson's, Inc., Senior Notes,
               6.550% due 08/01/04 .............................       194,581
   175,000     Alcan, Inc., Debentures,
               7.250% due 03/15/31 .............................       189,656
   140,000     AOL Time Warner, Inc., Notes,
               6.875% due 05/01/12 .............................       129,338
    90,000     AT&T Wireless Services, Inc., Notes,
               8.125% due 05/01/12 .............................        73,527
   300,000     Bank of America Corporation, Senior Notes,
               5.250% due 02/01/07## ...........................       306,555
   115,000     Burlington Northern Santa Fe, Debentures,
               7.950% due 08/15/30 .............................       129,966
   260,000     Burlington Northern Santa Fe, Notes,
               6.530% due 07/15/37## ...........................       268,468
   120,000     Burlington Northern Santa Fe, Notes,
               7.000% due 08/01/02 .............................       120,494
   190,000     Canadian National Railway Company, Bonds,
               7.375% due 10/15/31## ...........................       206,334
   240,000     Canadian National Railway Company, Notes,
               6.450% due 07/15/06## ...........................       254,090
   160,000     Carolina Power & Light, Notes,
               6.800% due 08/15/07 .............................       168,968
    45,000     Citigroup, Inc., Notes,
               5.000% due 03/06/07 .............................        45,420
   125,000     Citigroup, Inc., Notes,
               6.000% due 02/21/12 .............................       125,734
   205,000     Clear Channel Communications, Senior Notes,
               7.650% due 09/15/10 .............................       209,906
   375,000     Countrywide Home Loans, Inc., Notes,
               5.500% due 08/01/06## ...........................       383,666
    30,000     Countrywide Home Loans, Inc., Notes,
               5.625% due 05/15/07 .............................        30,709
   215,000     Cox Communications, Inc., Notes,
               6.750% due 03/15/11 .............................       192,094
   120,000     Deutsche Telekom International
               Finance, Bonds,
               8.250% due 06/15/30 .............................       111,884
   215,000     Dominion Resources, Inc., Senior Notes,
               7.625% due 07/15/05 .............................       233,301
    75,000     Eli Lilly & Company, Notes,
               7.125% due 06/01/25 .............................        81,818


The accompanying notes are an integral part of these financial statements.    40

                                       -----------------------------------------
                                       MNTRX | MONTGOMERY TOTAL RETURN BOND FUND
                                       -----------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                  Value (Note 1)

CORPORATE BONDS AND NOTES - continued
$   90,000     ERP Operating LP, Notes,
               6.630% due 04/13/15 .............................   $    93,549
    60,000     Ford Motor Company, Notes,
               7.450% due 07/16/31 .............................        56,009
   330,000     Ford Motor Credit Company, Notes,
               6.500% due 01/25/07## ...........................       330,624
    60,000     General Motors Acceptance Corporation,
               Bonds,
               8.000% due 11/01/31 .............................        61,541
   140,000     General Motors Acceptance Corporation,
               Notes,
               7.000% due 02/01/12 .............................       140,424
   125,000     General Motors Acceptance Corporation,
               Notes,
               7.500% due 07/15/05 .............................       133,309
   250,000     Goldman Sachs Group, Inc., Notes,
               6.600% due 01/15/12 .............................       255,100
   195,000     Health Care Property Investments, Inc., Notes,
               6.450% due 06/25/12 .............................       194,645
    25,000     Household Finance Corporation, Notes,
               5.750% due 01/30/07 .............................        24,753
   265,000     Household Finance Corporation, Notes,
               6.375% due 10/15/11 .............................       253,939
    55,000     Husky Energy, Inc., Notes,
               6.250% due 06/15/12 .............................        54,696
   155,000     Kellogg Company, Debentures,
               7.450% due 04/01/31 .............................       170,886
   240,000     Kimco Realty Corporation, Senior Notes,
               6.500% due 10/01/03## ...........................       248,753
   200,000     Kroger Company, Senior Notes,
               6.800% due 04/01/11 .............................       208,460
   325,000     Lockheed Martin Corporation, Notes,
               7.200% due 05/01/36## ...........................       355,699
    85,000     MBNA America Bank N.A., Notes,
               6.625% due 06/15/12 .............................        85,559
   210,000     MBNA America Bank N.A., Senior Notes,
               7.750% due 09/15/05## ...........................       227,615
   155,000     Morgan Stanley Dean Witter & Company,
               Bonds,
               5.800% due 04/01/07 .............................       159,126
    30,000     Morgan Stanley Dean Witter & Company,
               Notes,
               7.250% due 04/03/32 .............................        30,671
    60,000     Northrop Grunman Corporation, Notes,
               7.125% due 02/15/11 .............................        64,007
   140,000     Northrop Grumman Corporation, Notes,
               8.625% due 10/15/04 .............................       151,456
   130,000     Northrop Grunman Corporation, Bonds,
               7.750% due 02/15/31 .............................       142,227
   110,000     Petroleos Mexicanos, Notes,
               6.500% due 02/01/05 .............................       111,650
    40,000     Progress Energy, Inc., Senior Notes,
               6.750% due 03/01/06 .............................        42,066
   230,000     PSEG Energy Holdings, Senior Notes,
               9.125% due 02/10/04 .............................       234,152
   130,000     PSEG Power, Bonds,
               7.750% due 04/15/11 .............................       137,651
    60,000     PSEG Power, Bonds,
               8.625% due 04/15/31 .............................        66,452
   185,000     Quest Diagnostics, Inc., Bonds,
               7.500% due 07/12/11 .............................       201,361
   185,000     Safeway, Inc., Notes,
               7.250% due 09/15/04 .............................       198,037
   385,000     Simon Property Group, Inc., Notes,
               7.125% due 09/20/07 .............................       408,935
    50,000     Southwest Airlines Company,
               Pass through Certificates,
               5.496% due 11/01/06 .............................        51,170
    85,000     Southwest Airlines Company,
               Pass through Certificates,
               6.126% due 11/01/06 .............................        87,718
    40,000     Sprint Capital Corporation, Bonds,
               7.625% due 01/30/11 .............................        31,872
   125,000     Telstra Corporation Ltd., Notes,
               6.375% due 04/01/12 .............................       127,990
   170,000     TRW, Inc., Notes,
               6.625% due 06/01/04 .............................       177,631
   110,000     Unilever Capital Corporation, Notes,
               6.875% due 11/01/05 .............................       119,254
   155,000     Union Pacific Corporation, Notes,
               6.125% due 01/15/12 .............................       158,134
    65,000     Union Pacific Corporation, Notes,
               7.600% due 05/01/05 .............................        70,717
   185,000     United Mexican States, Notes,
               8.375% due 01/14/11 .............................       192,400
    75,000     Vastar Resources, Inc., Notes,
               6.390% due 01/15/08 .............................        79,017
    30,000     Verizon Communications, Debentures,
               8.750% due 11/01/21 .............................        33,007
   170,000     Virginia Electric & Power, Bonds,
               7.375% due 07/01/02 .............................       170,018
   285,000     Wachovia Corporation, Notes,
               4.950% due 11/01/06 .............................       287,491
   315,000     Wells Fargo Bank N.A., Notes,
               6.450% due 02/01/11 .............................       329,774
   195,000     Weyerhaeuser Company, Notes,
               6.125% due 03/15/07 .............................       200,891
    85,000     Weyerhaeuser Company, Notes,
               6.750% due 03/15/12 .............................        88,175

TOTAL CORPORATE BONDS AND NOTES
(Cost $10,682,983) .............................................    10,865,261
                                                                   -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 16.6%

CMOs:
   200,000     1637G (PAC), 6.000% due 06/15/23 ................       209,688
   300,000     1638E (PAC), 6.250% due 04/15/23## ..............       315,129
   326,018     16D (TAC), 10.000% due 10/15/19## ...............       349,934
   528,498     2098VA (PAC), 6.000% due 10/15/05## .............       549,738
   152,853     2 114VM (AD), 6.000% due 09/15/04## .............       157,857
   251,131     2355V, 5.500% due 05/15/16 ......................       251,828
   600,000     2461PG (PAC), 6.500% due 01/15/31 ...............       613,406
                                                                   -----------
                                                                     2,447,580

Pass-throughs:
   204,041     Pool #C62016, 7.500% due 12/01/31 ...............       224,039
   204,040     Pool #C66960, 7.500% due 05/01/32 ...............       472,589
   365,124     Pool #G01169, 5.500% due 01/01/30## .............       357,252
   754,304     Pool #G01331, 5.500% due 06/01/31## .............       738,041
 2,207,263     Pool #G01415, 7.000% due 05/01/32 ...............     2,301,072
                                                                   -----------
                                                                     4,092,993

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $6,412,237) ..............................................     6,540,573
                                                                   -----------


The accompanying notes are an integral part of these financial statements.    41

-----------------------------------------
MONTGOMERY TOTAL RETURN BOND FUND | MNTRX
-----------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                  Value (Note 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 28.7%

Agencies:
$1,805,000   TBA July, 30 Yr., 7.000% due 07/25/32 .............   $ 1,772,297
 1,130,000   TBA September, 30 Yr., 7.000% due 09/25/32 ........     1,162,137
                                                                   -----------
                                                                     2,934,434

CMOs:
   500,000   1673J (PAC), 6.000% due 04/15/23 ..................       516,504
   204,552   1988-16B (PAC), 9.500% due 06/25/18## .............       229,986
   200,000   1993-135 PG (PAC), 6.250% due 07/25/08## ..........       209,322
   425,000   1993-225OH (PAC), 6.300% due 10/25/22 .............       445,984
   215,112   2001-36V (AD), 5.500% due 10/25/15 ................       216,095
   675,000   2002-15 AW, 6.000% due 10/25/29 ...................       676,740
   300,000   2149 TR (PAC), 6.500% due 01/15/22## ..............       313,770
                                                                   -----------
                                                                     2,608,401

Pass-throughs:
   693,204   Pool #313840, 6.000% due 11/01/12 .................       713,784
 1,458,320   Pool #323099, 6.000% due 04/01/13 .................     1,499,791
   298,406   Pool #359420, 5.500% due 07/01/24 .................       294,115
    69,311   Pool #445958, 6.000% due 12/15/28 .................        69,744
   804,736   Pool #545037, 6.000% due 12/01/11 .................       829,633
   990,623   Pool #545721, 7.500% due 06/01/32 .................     1,045,417
   147,621   Pool #591318, 5.000% due 07/01/31 .................       139,594
   577,115   Pool #636885, 7.000% due 04/01/32 .................       598,578
   505,459   Pool #641546, 7.000% due 04/01/32 .................       524,257
                                                                   -----------
                                                                     5,714,913

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $11,143,742) .............................................    11,257,748
                                                                   -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.4%

Agencies:
   600,000   TBA July, 30 Yr., 6.500% due 07/15/49 .............       611,813

CMOs:
   320,000   1997-16PI (PAC), 6.500% due 11/20/26 ..............       331,650

Pass-throughs:
    24,105   Pool #345362, 8.500% due 01/15/23 .................        26,184
    45,072   Pool #349544, 8.500% due 02/15/23## ...............        48,959
     5,090   Pool #359315, 8.500% due 07/15/23 .................         5,529
   109,529   Pool #457856, 6.000% due 12/15/28 .................       110,214
    99,299   Pool #490971, 6.000% due 12/15/28 .................        99,919
   122,940   Pool #491310, 6.000% due 12/15/28 .................       123,708
                                                                   -----------
                                                                       414,513

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $1,331,404) ..............................................     1,357,976
                                                                   -----------

U.S. TREASURY BONDS - 6.8%
   365,000     U.S. Treasury Bonds, 4.375% due 05/15/07 ........       370,132
   968,000     U.S. Treasury Bonds, 6.125% due 11/15/27## ......     1,023,931
 1,070,000     U.S. Treasury Bonds, 7.125% due 02/15/23## ......     1,259,743

TOTAL U.S. TREASURY BONDS
(Cost $2,643,759) ..............................................     2,653,806
                                                                   -----------

Shares                                                            Value (Note 1)

U.S. TREASURY NOTES - 1.3%
$   20,000     U.S. Treasury Notes, 4.875% due 02/15/12 ........   $    20,081
   495,000     U.S. Treasury Notes, 5.000% due 08/15/11 ........       502,029

TOTAL U.S. TREASURY NOTES
(Cost $502,565) ................................................       522,110
                                                                   -----------

MONEY MARKET FUND - 0.0%@
       599     J.P. Morgan Vista Federal Money Market Fund
               (Cost $599) .....................................           599
                                                                   -----------

TOTAL SECURITIES
(Cost $37,877,854) .............................................    38,458,660
                                                                   -----------

Principal Amount

REPURCHASE AGREEMENT - 10.4%
$4,083,000     Greenwich Capital Securities, Inc.^
               2.03% dated 6/28/02, due 7/01/02
               (Cost $4,083,000) ...............................     4,083,000
                                                                   -----------

TOTAL INVESTMENTS - 108.3%
(Cost $41,960,854*) ............................................    42,541,660

OTHER ASSETS AND LIABILITIES - (8.3)%
(Net) ..........................................................    (3,268,961)
                                                                   -----------

NET ASSETS - 100.0% ............................................   $39,272,699
                                                                   ===========

* Aggregate cost for federal tax purposes is $42,004,035.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    42

                          ------------------------------------------------------
                          MNSGX | MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                          ------------------------------------------------------

William Stevens ....................................... Senior Portfolio Manager
Marie Chandoha ............................................... Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                       Short Duration Government Bond Fund
Since inception (12/18/92) ............................................... 6.48%
One year ................................................................. 6.80%
Five years ............................................................... 6.55%

                 Lehman Brothers Government Bond 1-3 Year Index
Since 12/18/92 ........................................................... 6.03%
One year ................................................................. 6.97%
Five years ............................................................... 6.57%

Montgomery      Lehman
Short           Brothers        Lipper
Duration        Government      Short U.S.
Government      Bond 1-3        Government
Bond Fund       Year Index      Funds Average

17,862          17,056          16,126
17,965          17,142          16,206
17,827          17,019          16,112
18,036          17,225          16,269
18,135          17,293          16,339
18,267          17,447          16,440

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years. (2) The Lipper Short U.S. Government Funds Average universe consists of 38 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors.

                                Top Ten Holdings
                      (as a percentage of total net assets)
U.S. Treasury Notes, 5.875% due 11/15/04 ................................. 15.7%
U.S. Treasury Notes, 5.250% due 08/15/03 ................................. 14.0%
FNMA, Pool #429168, 6.000% due 05/01/13 ..................................  6.0%
FHLMC, 2447BA, 5.500% due 05/15/07 .......................................  4.8%
FHLMC, 2438MD (PAC), 6.500% due 04/15/27 .................................  4.8%
FHLMC, 1377H (PAC), 6.000% due 09/15/07 ..................................  3.9%
FHLMC, 2394GA (PAC), 5.000% due 02/15/15 .................................  3.2%
FNMA, Gold Pool #C60413, 7.500% due 11/01/31 .............................  2.7%
FNMA, 1993-188K (PAC), 6.000% due 10/25/08 ...............................  2.5%
FHLMC, 2405CM (PAC), 5.500% due 12/15/11 .................................  2.2%

                                    Asset Mix
                     (as a percentage of total investments)
Collateralized Mortgage Obligations ...................................... 44.1%
Treasuries ............................................................... 26.7%
Mortgage Pass-throughs ................................................... 16.1%
Asset-Backed Securities ..................................................  7.1%
Corporate Bonds and Notes ................................................  0.2%
Other ....................................................................  5.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If held to maturity, the rate of return is fixed and the Fund will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund slightly underperformed the Lehman Brothers Government Bond 1-3 Year Index, returning 6.80%, versus 6.97% for the benchmark. Performance was helped by our investments in conservative, liquid, high-quality, higher-yielding non-Treasury securities. The benchmark included a higher percentage of Treasuries than the Fund, an attribute that favored the index in the latter half of 2001. During that time short-term interest rates fell dramatically, pushed lower by aggressive Federal Reserve Board monetary policy. When rates fall, Treasuries tend to perform better than other segments of the bond market. Treasuries also performed particularly well in the latter stages of 2001, because many investors sought their safety and liquidity during the uncertainty that came in the wake of the terrorist attacks.

Q: What specific sector or holding within the portfolio performed well?

A: The Fund benefited from its overweight position in mortgage-backed securities. These investments were particularly helpful during the first half of 2002. The Fed kept short-term interest rates unchanged, which provided a positive backdrop for mortgage-backed securities that offer a yield advantage over comparable Treasuries. Through extensive research we were able to identify a number of higher-yielding mortgage-backed securities that were particularly resistant to prepayments; that is, they were less susceptible to homeowners refinancing their mortgages to take advantage of lower interest rates. When that happens, holders of mortgage-backed securities--like the Fund--are forced to reinvest the prepaid principal at lower prevailing rates. We were able to initiate investments in this area well before they became attractive to others in the market, enabling the Fund to benefit significantly when their prices appreciated dramatically.

Q: Which holding or sector in the Fund proved disappointing?

A: The Fund's overweight position in mortgage-backed securities generated negative performance during the period as well. Periods of volatility, like the one the bond market experienced in late 2001, usually lead to the underperformance of mortgage-backed securities relative to Treasuries. The underperformance was relatively short-lived, however, in what was generally a good year for the bond market.

Q: What is your outlook?

A: The bond markets should continue to do well over the short term due to lingering uncertainty about the economy. Sustained weakness in the equity markets would also prove positive for bonds, especially the sectors in which the Fund invests, as investors look to the relative safety of short-duration government bonds. Given our belief that the Fed will keep interest rates unchanged through the remainder of the year, we believe that the overall backdrop will remain relatively stable. It should be a strong period for high-quality securities offering a yield advantage relative to Treasuries. We anticipate maintaining an overweight position in mortgage-backed securities, to gather the additional yield they provide within this anticipated low-volatility environment. Our focus will remain on higher-quality, liquid securities that offer attractive yields. During the second half of the year, we will work to gauge the markets and the economy to gain a feel for how an economic turnaround might proceed in 2003.

Recent performance of this fund is due in part to economic conditions particularly the steep drop in the federal funds rate, which may not be repeated in the future.


Call (800) 572-FUND [3863] / visit montgomeryfunds.com                        43

------------------------------------------------------
MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MNSGX
------------------------------------------------------

Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

ASSET-BACKED SECURITIES - 7.8%
$ 3,200,000   Advanta Mortgage Loan Trust,
              Series 1999-3 A3,
              7.38% due 10/25/17 ..............................   $  3,288,384
  2,930,000   American Express Credit Account
              Master Trust,
              Series 1999-1 A,
              5.60% due 11/15/06 ..............................      3,058,891
  4,600,000   DaimlerChrysler Auto Trust,
              Series 2002-A A3,
              3.85% due 04/06/06 ..............................      4,660,352
    200,000   Discover Card Master Trust I,
              Series 1998-7 A,
              5.60% due 05/16/06 ..............................        207,776
  1,500,000   Discover Card Master Trust I,
              Series 2001-5 A,
              5.30% due 11/16/06 ..............................      1,556,730
  1,257,726   EQCC Home Equity Loan Trust,
              Series 99-1 A3F,
              5.92% due 11/20/24 ..............................      1,287,961
  3,600,000   Ford Credit Auto Owner Trust,
              Series 1999-B B,
              6.16% due 08/15/03 ..............................      3,607,272
    568,021   Green Tree Home Equity Loan Trust,
              Series 1999-A A3,
              5.98% due 04/15/18 ..............................        572,980
  1,600,000   Honda Auto Receivables Owner Trust,
              Series 2002-1 A4,
              4.22% due 04/16/07 ..............................      1,618,576
  1,250,000   MBNA Master Credit Card Trust,
              Series 1998-D A,
              5.80% due 12/15/05 ..............................      1,293,837
  6,950,000   MBNA Master Credit Card Trust,
              Series 2000-A A,
              7.35% due 07/16/07 ..............................      7,596,489
  1,530,000   MBNA Master Credit Card Trust,
              Series 2000-I A,
              6.90% due 01/15/08 ..............................      1,660,754
    703,503   Residential Asset Securities Corporation,
              Series 1999-KS1 AI3,
              6.11% due 05/25/24 ..............................        704,762
    487,500   Sears Credit Account Master Trust,
              Series 1997-1 A,
              6.20% due 07/16/07 ..............................        498,532
  1,000,000   Sears Credit Account Master Trust,
              Series 2000-1 A,
              7.25% due 11/15/07 ..............................      1,044,710
  3,000,000   WFS Financial Owner Trust,
              Series 2002-2 A3,
              3.81% due 02/20/07 ..............................      3,024,844

TOTAL ASSET-BACKED SECURITIES
(Cost $35,526,199) ............................................     35,682,850
                                                                  ------------

CORPORATE BONDS AND NOTES - 0.3%
  1,115,000   Province of Manitoba, Debentures,
              6.750% due 03/01/03
              (Cost $1,115,246) ...............................      1,143,098
                                                                  ------------

FEDERAL HOME LOAN BANK (FHLB) - 0.1%
    500,000   7.780% (FLTR) due 07/29/03#
              (Cost $481,168) .................................        501,740
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 32.4%

CMOs:
 17,214,677   1377H (PAC), 6.000% due 09/15/07 ................     17,843,415
    493,998   1464JB (AD), 7.400% due 02/15/03## ..............        499,684
  6,049,441   1488PG (PAC), 7.000% due 04/15/08 ...............      6,372,236
  8,671,151   1490CA (PAC), 6.500% due 04/15/08 ...............      9,067,788
    128,079   1606G (PAC), 5.750% due 01/15/08 ................        128,380
  3,288,644   1618G (PAC), 5.850% due 10/15/07## ..............      3,338,500
    413,928   1661PG (PAC), 6.000% due 03/15/08## .............        418,593
  2,801,581   16D (TAC), 10.000% due 10/15/19## ...............      3,007,103
  2,611,836   2098VA (PAC), 6.000% due 10/15/05## .............      2,716,806
    485,832   2106BC (PAC), 5.500% due 06/15/17 ...............        495,763
  1,953,899   2114VM (AD), 6.000% due 09/15/04## ..............      2,017,858
  1,070,081   2121TA (PAC), 6.000% due 04/15/08## .............      1,074,094
  2,211,762   2122VA (AD), 6.000% due 09/15/05## ..............      2,296,950
    534,542   2158PC (PAC), 6.000% due 11/15/06## .............        538,273
  5,149,934   2175TC (PAC), 6.000% due 02/15/17 ...............      5,257,053
  4,952,186   2360PA (PAC), 6.000% due 01/15/06## .............      5,055,340
 14,057,000   2394GA (PAC), 5.000% due 02/15/15## .............     14,408,974
  9,609,973   2405CM (PAC), 5.500% due 12/15/11## .............      9,836,708
  4,145,400   2405JA (PAC), 6.000% due 06/15/05 ...............      4,266,860
  5,000,000   2422DM (PAC), 6.500% due 04/15/28 ...............      5,224,219
 21,000,100   2438MD (PAC), 6.500% due 04/15/27 ...............     21,943,464
 21,468,689   2447BA, 5.500% due 05/15/07 .....................     22,068,303
    840,000   T22 A4, 7.120% due 10/25/27 .....................        878,128
                                                                  ------------
                                                                   138,754,492

Notes:
  1,000,000   MTN, 5.000% due 05/19/03## ......................        990,625
  1,750,000   MTN, 6.375% due 11/15/03 ........................      1,842,680
                                                                  ------------
                                                                     2,833,305

Pass-throughs:
  1,039,603   Pool #555472, 9.750% due 07/01/11## .............      1,141,289
  1,736,732   Pool #736001, 9.500% due 01/01/06 ...............      1,862,713
  2,810,342   Pool #C60412, 7.500% due 11/01/31## .............      2,962,276
                                                                  ------------
                                                                     5,966,278

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $146,475,202) ...........................................    147,554,075
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 31.5%

CMOs:
  7,684,613   1992-18HC (PAC), 7.500% due 03/25/07## ..........      8,112,670
  7,090,000   1992-193HB (PAC), 6.500% due
              11/25/07## ......................................      7,479,396
  4,921,688   1993-008H (PAC), 7.000% due 01/25/08## ..........      5,176,232
  6,789,349   1993-10PH (PAC), 6.500% due 12/25/07 ............      7,072,592
 10,950,000   1993-188K (PAC), 6.000% due 10/25/08 ............     11,516,320
  7,300,000   1993-225OH (PAC), 6.300% due 10/25/22 ...........      7,660,437
  3,500,000   1993-231M (PAC), 6.000% due 12/25/08 ............      3,658,184
  8,295,000   1993-240PC (PAC), 6.250% due 07/25/13 ...........      8,736,644
  2,990,260   1993-85PG (PAC), 6.250% due 05/25/07 ............      3,017,920
    799,000   1993-99D (AD), 6.700% due 03/25/04 ..............        823,002
    877,931   1994-39PG (PAC), 6.150% due 06/25/20 ............        887,079
     42,228   1997-83PD (PAC), 6.500% due 03/18/21 ............         42,281
  3,507,670   1999-11B (AD), 5.500% due 04/25/07 ..............      3,606,597
  2,822,463   1999-34VE (AD), 6.500% due 09/25/05 .............      2,939,992
  2,390,131   2001-36V (AD), 5.500% due 10/25/15 ..............      2,401,055
                                                                  ------------
                                                                    73,130,401


The accompanying notes are an integral part of these financial statements.    44

                          ------------------------------------------------------
                          MNSGX | MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                          ------------------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                 Value (Note 1)

Pass-throughs:
$11,747,334   Gold Pool #C60413,
              7.500% due 11/01/31## ...........................   $ 12,382,424
  3,005,667   Gold Pool #C64324, 8.000% due 02/01/32 ..........      3,230,152
    544,260   Gold Pool #E40290, 8.5000% due 06/01/07 .........        573,346
  2,296,680   Gold Pool #E82000,
              7.000% due 10/01/12## ...........................      2,425,156
  6,460,771   Gold Pool #E89028, 6.500% due 12/01/16 ..........      6,713,129
    263,052   Gold Pool #G10007, 8.500% due 03/01/06 ..........        277,110
  1,777,478   Gold Pool #L74747,
              5.500% due 05/01/03## ...........................      1,800,798
    456,512   Gold Pool #L74798, 5.000% due 08/01/03 ..........        456,654
    790,904   Gold Pool #L74820,
              5.000% due 09/01/03## ...........................        791,149
  2,882,352   Pool #100220, 8.000% due 07/15/16 ...............      3,103,948
    540,887   Pool #252432, 5.000% due 02/01/09 ...............        548,492
  5,324,296   Pool #323002, 6.000% due 02/01/13 ...............      5,500,636
    514,324   Pool #348144, 8.500% due 04/01/10 ...............        542,931
  1,242,845   Pool #420599, 5.000% due 03/01/27 ...............      1,193,902
 26,384,757   Pool #429168, 6.000% due 05/01/13 ...............     27,135,073
    489,339   Pool #457220, 10.000% due 09/01/12 ..............        547,908
  3,199,911   Pool #545037, 6.000% due 12/01/11 ...............      3,313,892
      2,576   Pool #730288, 8.500% due 07/01/06 ...............          2,703
                                                                  ------------
                                                                    70,539,403

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $142,236,102) ...........................................    143,669,804
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.6%

CMOs:
  1,114,679   1996-22VA (AD), 7.000% due 01/16/05 .............      1,162,532
  1,781,890   1998-18VL (AD), 6.500% due 07/20/05 .............      1,855,254
  8,000,000   2002-33PC (PAC), 6.500% due 11/20/27 ............      8,353,125
                                                                  ------------
                                                                    11,370,911

Pass-throughs:
      3,307   Pool #001123, 10.500% due 01/20/19 ..............          3,815
  2,340,647   Pool #354782, 8.000% due 03/15/24 ...............      2,509,618
  2,413,734   Pool #780210, 8.000% due 07/15/10 ...............      2,581,198
                                                                  ------------
                                                                     5,094,631

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $16,174,505) ............................................     16,465,542
                                                                  ------------

U.S. TREASURY NOTES - 29.6%
 61,495,000   U.S. Treasury Notes, 5.250% due 08/15/03 ........     63,623,281
 67,125,000   U.S. Treasury Notes, 5.875% due 11/15/04 ........     71,362,601

TOTAL U.S. TREASURY NOTES
(Cost $134,177,995) ...........................................    134,985,882
                                                                  ------------

Shares

MONEY MARKET FUND - 0.0%@
      8,777   J.P. Morgan Vista Federal Money
              Market Fund
              (Cost $8,777) ...................................          8,777

TOTAL SECURITIES
(Cost $476,195,194) ...........................................    480,011,768
                                                                  ------------

Principal Amount                                                 Value (Note 1)

REPURCHASE AGREEMENT - 5.7%
$25,797,000   Greenwich Capital Securities, Inc.^
              2.03% dated 6/28/02, due 7/1/02
              (Cost $25,797,000) ..............................   $ 25,797,000
                                                                  ------------

TOTAL INVESTMENTS - 111.0%
(Cost $501,992,194*) ..........................................    505,808,768

OTHER ASSETS AND LIABILITIES - (11.0)%
(Net) .........................................................    (50,126,942)
                                                                  ------------

NET ASSETS - 100.0%                                               $455,681,826
                                                                  ============

* Aggregate cost for federal tax purposes is $502,058,444.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    45

-----------------------------------------------
MONTGOMERY GOVERNMENT MONEY MARKET FUND | MNGXX
-----------------------------------------------

William Stevens ....................................... Senior Portfolio Manager
Marie Chandoha ............................................... Portfolio Manager

                          Average Annual Total Returns
                         (for the period ended 6/30/02)

                          Government Money Market Fund
Since inception (9/14/92) ................................................ 4.49%
One year ................................................................. 2.16%
Five years ............................................................... 4.66%
One-day yield ............................................................ 1.37%
Seven-day yield .......................................................... 1.34%

                             Lipper U.S. Government
                           Money Market Funds Average
Since 9/30/92 ............................................................ 4.25%
One year ................................................................. 1.81%
Five years ............................................................... 4.37%

The Lipper Short U.S. Government Money Market Funds Average universe consists of 6 funds. Past performance is no guarantee of future results.

Performance figures reflect a partial waiver of fees without which the total return would have been lower. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance stated is for Class R shares and does not reflect the deduction of any investment-related fees. The Montgomery Funds offers other classes of shares with different fees and expenses to eligible investors. You cannot invest directly in an index.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: How did the Fund perform during the 12-month period ended June 30, 2002, and why?

A: The Fund returned 2.16% during the period, versus 1.81% for the benchmark Lipper U.S. Government Money Market Funds Average.

Q: What factors characterized the government money market during the period?

A: Interest rates were on the decline, as the Federal Reserve Board lowered the benchmark federal funds rate by two percentage points during the year, bringing the target rate down to 1.75%. Although the Fed kept interest rates unchanged during the first half of 2002, at its March meeting it moved from a bias toward lowering rates to a neutral policy stance. Economic data was weak during the latter half of 2001 and mixed during the first half of 2002. When the economy proved softer than expected in the second quarter of 2002, the money market sector began pricing in the expectation that the Fed would not raise rates until the end of 2002 or later. Due to turmoil in the corporate bond, high-yield and equity markets, yields were driven even lower as investors sought the safe haven offered by government money market securities. The unprecedented announcement by WorldCom that it had overstated earnings by more than $3 billion punctuated the end of the second quarter, putting liquid, high-quality securities in strong demand.

Q: What can you tell us about the structure of the Fund?

A: We continued to focus on short-term U.S. government agency securities and repurchase agreements, adhering to our conservative investment strategy and focusing on high-credit-quality instruments. In the second quarter of 2002, credit-quality concerns dominated the corporate bond market, as a skeptical investor base continued to scrutinize corporations following the collapse of Enron, World-Com and Adelphia. We maintained less than 5% of our holdings in investment-grade short-term corporate securities during the second quarter, focusing on only the highest-quality issuers while seeking current income consistent with liquidity and preservation of capital.

Q: What is your outlook?

A: After turbulence in the corporate market and the Federal Reserve Board's meeting on June 26, 2002, the market began pushing back expectations of when the Fed might raise short-term rates to temper growth and keep inflation under control. That view contrasted with the consensus seen at the beginning of 2002, when the market was convinced that there would be a recovery strong enough to encourage the Fed to hike rates in the summer months. At this point market participants are more convinced that the Fed will not raise rates until late this year, if at all in 2002. We think that the Fed will require substantial evidence that the economy is on a sustainable recovery path before it begins to raise interest rates.


Call (800) 572-FUND [3863] /  visit montgomeryfunds.com                       46

                                 -----------------------------------------------
                                 MNGXX | MONTGOMERY GOVERNMENT MONEY MARKET FUND
                                 -----------------------------------------------

                                  Portfolio Investments: June 30, 2002 (Audited)

Principal Amount                                                  Value (Note 1)

FEDERAL FARM CREDIT - 13.8%
$30,000,000   Discount Note due 07/01/02 ........................  $ 30,000,000
  3,000,000   2.125% due 01/28/03 ...............................     2,998,405
                                                                   ------------
Total Federal Farm Credit (At amortized cost)                        32,998,405

FEDERAL HOME LOAN BANK (FHLB) - 41.2%
 70,000,000   Discount Note due 07/02/02 ........................    69,996,733
  1,700,000   6.285% due 12/16/02 ...............................     1,731,786
  1,030,000   5.905% due 12/23/02 ...............................     1,048,020
  2,500,000   5.150% due 01/07/03 ...............................     2,536,939
  2,000,000   6.750% due 01/13/03 ...............................     2,050,169
  1,055,000   2.125% due 01/15/03 ...............................     1,055,551
  3,000,000   5.500% due 01/21/03 ...............................     3,051,764
  1,000,000   5.420% due 01/22/03 ...............................     1,017,688
    250,000   5.610% due 01/23/03 ...............................       254,923
  3,250,000   2.200% due 01/28/03 ...............................     3,249,850
  1,500,000   5.000% due 02/14/03 ...............................     1,525,432
  6,740,000   7.000% due 02/14/03 ...............................     6,931,569
  2,675,000   5.000% due 02/28/03 ...............................     2,712,237
  1,500,000   2.625% due 03/20/03 ...............................     1,498,149
                                                                   ------------
Total Federal Home Loan Bank (At amortized cost)                     98,660,810

Shares

MONEY MARKET FUNDS - 0.0%@
          3   J.P. Morgan Vista Federal Money
              Market Fund .......................................             3
          9   J.P. Morgan Vista Federal Money
              Market Fund .......................................             9
                                                                   ------------
Total Money Market Funds (At amortized cost)                                 12

TOTAL SECURITIES
(At amortized cost) .............................................   131,659,227
                                                                   ------------

Principal Amount

REPURCHASE AGREEMENTS - 44.9%
$18,811,500   Bear Stearns Securities, Inc.^
              2.03% dated 6/28/02, due 7/01/02 ..................    18,811,500
 33,811,500   Countrywide Securities, Inc.^
              2.03% dated 6/28/02, due 7/01/02 ..................    33,811,500
 34,431,500   Greenwich Capital Securities, Inc.^
              2.03% dated 6/28/02, due 7/1/02 ...................    34,431,500
 20,619,500   J.P. Morgan Securities, Inc.^
              2.0% dated 6/28/02, due 7/1/02 ....................    20,619,500

TOTAL REPURCHASE AGREEMENTS
(At amortized cost) .............................................   107,674,000
                                                                   ------------

TOTAL INVESTMENTS - 99.9%
(At amortized cost*) ............................................   239,333,227

OTHER ASSETS AND LIABILITIES - 0.1%
(Net) ...........................................................       357,736
                                                                   ------------

NET ASSETS - 100.0% .............................................  $239,690,963
                                                                   ============

* Aggregate cost for federal tax purposes is $239,333,227.
  Please refer to page 48 for endnotes and abbreviations.


The accompanying notes are an integral part of these financial statements.    47

----------------------
ENDNOTES TO PORTFOLIOS
----------------------

+     Non-income producing security.

#     Floating-rate note reflects the rate in effect at June 30, 2002.

##    Security subject to dollar roll transactions. See notes 1 and 4.

ss. Valued in good faith at fair value using procedures approved by the Board of Trustees.

@     Amount represents less than 0.1%.

++++  All or a portion of this security held as collateral for short sale.

^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 2002. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.

(a) Restricted securities: At June 30, 2002, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                                     Acquisition                         Value
      Emerging Markets Fund              Date      Shares     Cost     per Share
      --------------------------------------------------------------------------

      Pepsi International Bottlers     3/20/97     18,970   $569,100     $0.30

(b) All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.

(d) The Fund held a position in The BISYS Group, holding company of Funds Distributor, Inc. (FDI), distributor of The Montgomery Funds. The Fund purchased these shares before BISYS's acquisition of FDI; the position has not been increased since that acquisition.

Abbreviations

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR   American Depositary Receipt
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
GDR   Global Depositary Receipt
MTN   Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA   To-Be-Announced Security

                     This page is left intentionally blank.

------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

June 30, 2002

                                                                                                                            Mid Cap
Assets:                                                                                         Growth        Mid Cap         Focus
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ..........................................  $160,128,766   $ 97,672,217   $ 1,175,466
   Repurchase agreements ...............................................................     3,297,000      1,157,000       142,000
                                                                                          ------------   ------------   -----------
Total Investments ......................................................................   163,425,766     98,829,217     1,317,466
Collateral held for securities on loan (note 4) ........................................     4,504,700     13,088,505       103,250
Cash ...................................................................................       817,160         53,054            --
Deposit with broker for securities sold short ..........................................            --             --            --
Foreign currency, at value (Cost $0, $1, $668 and $2,696,629) ..........................            --             --            --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ....            --             --            --
Receivable from broker for futures variation margin ....................................            --             --            --
Receivables:
   Dividends ...........................................................................        84,296          5,639           119
   Interest ............................................................................         1,253          1,941            36
   Shares of beneficial interest sold ..................................................         6,157          5,063            --
   Investment securities sold ..........................................................       320,374      1,242,532        11,058
Other assets ...........................................................................            --             --            68
                                                                                          ------------   ------------   -----------
Total Assets ...........................................................................   169,159,706    113,225,951     1,431,997
                                                                                          ------------   ------------   -----------

Liabilities:
-----------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) .............................................            --             --            --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....            --             --            --
Payables:
   Collateral payable to broker ........................................................     4,504,700     13,088,505       103,250
   Shares of beneficial interest redeemed ..............................................       104,319         19,016         2,024
   Investment securities purchased .....................................................     1,139,374      1,373,284        19,821
   Management fees .....................................................................        95,200         55,909        23,170
   Administration fees .................................................................        13,148          6,732            75
   Share Marketing Plan fees (note 3) (Class P shares only) ............................           324             --             1
   Custodian fees ......................................................................         3,912          7,605           538
   Trustees' fees and expenses .........................................................        16,606         11,476           185
   Accounting fees .....................................................................        10,314          6,021           354
   Cash overdrafts payable to custodian ................................................            --             --            --
   Transfer agency and servicing fees ..................................................        68,990         34,801         2,829
   Other accrued liabilities and expenses ..............................................       188,277         96,761        13,127
                                                                                          ------------   ------------   -----------
Total Liabilities ......................................................................     6,145,164     14,700,110       165,374
                                                                                          ------------   ------------   -----------
Net Assets .............................................................................  $163,014,542   $ 98,525,841   $ 1,266,623
                                                                                          ------------   ------------   -----------
Investments at identified cost .........................................................  $170,873,812   $ 93,571,005   $ 1,222,429

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ..................  $    (16,248)  $    (10,065)           --
Accumulated net realized loss on investments ...........................................   (69,919,516)    (5,930,536)  $(1,033,553)
Net unrealized appreciation/(depreciation) .............................................    (7,448,046)     5,258,212        95,037
Shares of beneficial interest ..........................................................       163,449        101,704         1,772
Additional paid-in capital .............................................................   240,234,903     99,106,526     2,203,367
                                                                                          ------------   ------------   -----------
Net Assets .............................................................................  $163,014,542   $ 98,525,841   $ 1,266,623

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Class R shares ......................................................................  $162,924,938   $ 98,525,841   $ 1,264,289
   Class P shares ......................................................................        89,604            N/A           N/A
   Class A shares ......................................................................           N/A            N/A            96
   Class B shares ......................................................................           N/A            N/A            96
   Class C shares ......................................................................           N/A            N/A         2,142
   Class ML shares .....................................................................           N/A            N/A           N/A
                                                                                          ------------   ------------   -----------
Net Assets .............................................................................  $163,014,542   $ 98,525,841   $ 1,266,623
Number of Fund shares outstanding:
   Class R shares ......................................................................    16,335,930     10,170,418       176,900
   Class P shares ......................................................................         8,955            N/A           N/A
   Class A shares (shares may be rounded, causing NAV distortion) ......................           N/A            N/A            13
   Class B shares (shares may be rounded, causing NAV distortion) ......................           N/A            N/A            13
   Class C shares (shares may be rounded, causing NAV distortion) ......................           N/A            N/A           297
   Class ML shares .....................................................................           N/A            N/A           N/A
                                                                                          ------------   ------------   -----------
Total Shares ...........................................................................    16,344,885     10,170,418       177,223
Class R shares: Net asset value, offering and redemption price per share outstanding ...  $       9.97   $       9.69   $      7.15
                                                                                          ------------   ------------   -----------
Class P shares: Net asset value, offering and redemption price per share outstanding ...  $      10.01            N/A           N/A
                                                                                          ------------   ------------   -----------
Class A shares: Net asset value per share outstanding ..................................           N/A            N/A   $      7.18
                                                                                          ------------   ------------   -----------
Class A shares: Offering price per share outstanding (NAV/0.9425) ......................           N/A            N/A   $      7.62
                                                                                          ------------   ------------   -----------
Class B shares: Net asset value, offering and redemption price per share outstanding ...           N/A            N/A   $      7.21
                                                                                          ------------   ------------   -----------
Class C shares: Net asset value, offering and redemption price per share outstanding ...           N/A            N/A   $      7.22
                                                                                          ------------   ------------   -----------
Class ML shares: Net asset value, offering and redemption price per share outstanding ..           N/A            N/A           N/A
                                                                                          ------------   ------------   -----------

* Securities on loan at June 30, 2002, were valued at $4,322,539, $13,139,667, $103,185, $15,916,286, $62,040, $3,529,247, $1,300,389 and $1,865,290 for the
  Growth Fund, Mid Cap Fund, Mid Cap Focus Fund, Small Cap Fund, U.S. Focus Fund, International Growth Fund, Global Opportunities Fund and Global Focus Fund, respectively.


The accompanying notes are an integral part of these financial statements.    50

                                                                                                             U.S.      International
Assets:                                                                                     Small Cap       Focus         Growth
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ..........................................  $ 47,961,578   $   956,453   $ 37,011,260
   Repurchase agreements ...............................................................     1,109,000       109,000      1,989,000
                                                                                          ------------   -----------   ------------
Total Investments ......................................................................    49,070,578     1,065,453     39,000,260
Collateral held for securities on loan (note 4) ........................................    16,129,738        64,375      3,598,560
Cash ...................................................................................            --            --              2
Deposit with broker for securities sold short ..........................................            --            --             --
Foreign currency, at value (Cost $0, $1, $668 and $2,696,629) ..........................            --            --              8
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ....            --            --             --
Receivable from broker for futures variation margin ....................................            --            --             --
Receivables:
   Dividends ...........................................................................           313           248        119,363
   Interest ............................................................................         2,288            27          2,692
   Shares of beneficial interest sold ..................................................         2,945            --         53,953
   Investment securities sold ..........................................................       444,025            --        665,957
Other assets ...........................................................................            --            --             --
                                                                                          ------------   -----------   ------------
Total Assets ...........................................................................    65,649,887     1,130,103     43,440,795
                                                                                          ------------   -----------   ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) .............................................            --            --             --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....            --            --         16,658
Payables:
   Collateral payable to broker ........................................................    16,129,738        64,375      3,598,560
   Shares of beneficial interest redeemed ..............................................       808,734            --      2,120,587
   Investment securities purchased .....................................................       913,902        16,226      2,811,115
   Management fees .....................................................................        29,023        21,894         31,794
   Administration fees .................................................................         7,520            64          2,620
   Share Marketing Plan fees (note 3) (Class P shares only) ............................        17,221            --         39,008
   Custodian fees ......................................................................         2,981           464         17,984
   Trustees' fees and expenses .........................................................         5,790         1,280          3,754
   Accounting fees .....................................................................         6,784           105          3,396
   Cash overdrafts payable to custodian ................................................            --            --             --
   Transfer agency and servicing fees ..................................................         9,038            --         57,804
   Other accrued liabilities and expenses ..............................................        33,993        39,645        100,817
                                                                                          ------------   -----------   ------------
Total Liabilities ......................................................................    17,964,724       144,053      8,804,097
                                                                                          ------------   -----------   ------------
Net Assets .............................................................................  $ 47,685,163   $   986,050   $ 34,636,698
                                                                                          ------------   -----------   ------------
Investments at identified cost .........................................................  $ 46,435,059   $ 1,078,789   $ 39,253,788

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ..................  $     (4,826)  $       (53)  $   (132,935)
Accumulated net realized loss on investments ...........................................   (18,482,809)   (1,474,792)   (34,440,246)
Net unrealized appreciation/(depreciation) .............................................     2,635,519       (13,336)      (261,171)
Shares of beneficial interest ..........................................................        55,409         1,769         33,838
Additional paid-in capital .............................................................    63,481,870     2,472,462     69,437,212
                                                                                          ------------   -----------   ------------
Net Assets .............................................................................  $ 47,685,163   $   986,050   $ 34,636,698

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
   Class R shares ......................................................................  $ 46,706,912   $   986,024   $ 31,877,715
   Class P shares ......................................................................       978,251           N/A      2,758,983
   Class A shares ......................................................................           N/A             9            N/A
   Class B shares ......................................................................           N/A             8            N/A
   Class C shares ......................................................................           N/A             9            N/A
   Class ML shares .....................................................................           N/A           N/A            N/A
                                                                                          ------------   -----------   ------------
Net Assets .............................................................................  $ 47,685,163   $   986,050   $ 34,636,698
Number of Fund shares outstanding:
   Class R shares ......................................................................     5,424,103       176,885      3,113,260
   Class P shares ......................................................................       116,840           N/A        270,568
   Class A shares (shares may be rounded, causing NAV distortion) ......................           N/A             2            N/A
   Class B shares (shares may be rounded, causing NAV distortion) ......................           N/A             2            N/A
   Class C shares (shares may be rounded, causing NAV distortion) ......................           N/A             2            N/A
   Class ML shares .....................................................................           N/A           N/A            N/A
                                                                                          ------------   -----------   ------------
Total Shares ...........................................................................     5,540,943       176,891      3,383,828
Class R shares: Net asset value, offering and redemption price per share outstanding ...  $       8.61   $      5.57   $      10.24
                                                                                          ------------   -----------   ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ...  $       8.37           N/A   $      10.20
                                                                                          ------------   -----------   ------------
Class A shares: Net asset value per share outstanding ..................................           N/A   $      5.56            N/A
                                                                                          ------------   -----------   ------------
Class A shares: Offering price per share outstanding (NAV/0.9425) ......................           N/A   $      5.90            N/A
                                                                                          ------------   -----------   ------------
Class B shares: Net asset value, offering and redemption price per share outstanding ...           N/A   $      5.54            N/A
                                                                                          ------------   -----------   ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ...           N/A   $      5.56            N/A
                                                                                          ------------   -----------   ------------
Class ML shares: Net asset value, offering and redemption price per share outstanding ..           N/A           N/A            N/A
                                                                                          ------------   -----------   ------------

                                                                                            Global         Global         Global
Assets:                                                                                  Opportunities      Focus       Long-Short
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) .........................................  $ 21,386,583   $ 25,652,653   $ 34,116,657
   Repurchase agreements ..............................................................            --      2,123,000      7,702,000
                                                                                         ------------   ------------   ------------
Total Investments .....................................................................    21,386,583     27,775,653     41,818,657
Collateral held for securities on loan (note 4) .......................................     1,299,791      1,894,350             --
Cash ..................................................................................            --             --         45,775
Deposit with broker for securities sold short .........................................            --             --     11,780,032
Foreign currency, at value (Cost $0, $1, $668 and $2,696,629) .........................             8            552      2,720,969
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ...            --             --         12,150
Receivable from broker for futures variation margin ...................................            --             --         28,186
Receivables:
   Dividends ..........................................................................        36,226         16,751         55,526
   Interest ...........................................................................           608            498          7,175
   Shares of beneficial interest sold .................................................         1,660          2,041          4,608
   Investment securities sold .........................................................     1,362,620        234,762      2,877,793
Other assets ..........................................................................            --             20         81,568
                                                                                         ------------   ------------   ------------
Total Assets ..........................................................................    24,087,496     29,924,627     59,432,439
                                                                                         ------------   ------------   ------------

Liabilities:
-----------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $7,983,922) (note 1) ............................................            --             --      7,480,488
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ...         2,728         10,427             --
Payables:
   Collateral payable to broker .......................................................     1,299,791      1,894,350             --
   Shares of beneficial interest redeemed .............................................        69,958        116,606        264,620
   Investment securities purchased ....................................................     1,084,011      1,441,936      4,386,561
   Management fees ....................................................................        25,825         40,938        190,471
   Administration fees ................................................................         4,464          1,831         10,554
   Share Marketing Plan fees (note 3) (Class P shares only) ...........................            --              6         75,271
   Custodian fees .....................................................................         3,712          7,716         30,010
   Trustees' fees and expenses ........................................................         3,823          3,879         22,102
   Accounting fees ....................................................................         4,240          2,470          7,392
   Cash overdrafts payable to custodian ...............................................        21,763            653             --
   Transfer agency and servicing fees .................................................        19,698         20,813        101,157
   Other accrued liabilities and expenses .............................................        49,623         85,741        287,042
                                                                                         ------------   ------------   ------------
Total Liabilities .....................................................................     2,589,636      3,627,366     12,855,668
                                                                                         ------------   ------------   ------------
Net Assets ............................................................................  $ 21,497,860   $ 26,297,261   $ 46,576,771
                                                                                         ------------   ------------   ------------
Investments at identified cost ........................................................  $ 21,776,479   $ 29,317,559   $ 45,618,215

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) .................  $    (71,649)  $    (62,731)  $   (162,620)
Accumulated net realized loss on investments ..........................................   (33,554,125)   (41,777,780)   (12,821,221)
Net unrealized appreciation/(depreciation) ............................................      (388,081)    (1,551,981)    (3,254,445)
Shares of beneficial interest .........................................................        23,351         35,361         43,354
Additional paid-in capital ............................................................    55,488,364     69,654,392     62,771,703
                                                                                         ------------   ------------   ------------
Net Assets ............................................................................  $ 21,497,860   $ 26,297,261   $ 46,576,771

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Class R shares .....................................................................  $ 21,497,860   $ 26,291,848   $ 39,821,586
   Class P shares .....................................................................           N/A            N/A            N/A
   Class A shares .....................................................................           N/A          5,395        144,253
   Class B shares .....................................................................           N/A              9        121,136
   Class C shares .....................................................................           N/A              9      1,819,426
   Class ML shares ....................................................................           N/A            N/A      4,670,370
                                                                                         ------------   ------------   ------------
Net Assets ............................................................................  $ 21,497,860   $ 26,297,261   $ 46,576,771
Number of Fund shares outstanding:
   Class R shares .....................................................................     2,335,137      3,535,339      3,654,708
   Class P shares .....................................................................           N/A            N/A            N/A
   Class A shares (shares may be rounded, causing NAV distortion) .....................           N/A            748         13,243
   Class B shares (shares may be rounded, causing NAV distortion) .....................           N/A              1         11,110
   Class C shares (shares may be rounded, causing NAV distortion) .....................           N/A              1        200,977
   Class ML shares ....................................................................           N/A            N/A        455,374
                                                                                         ------------   ------------   ------------
Total Shares ..........................................................................     2,335,137      3,536,089      4,335,412
Class R shares: Net asset value, offering and redemption price per share outstanding ..  $       9.21   $       7.44   $      10.90
                                                                                         ------------   ------------   ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ..           N/A            N/A            N/A
                                                                                         ------------   ------------   ------------
Class A shares: Net asset value per share outstanding .................................           N/A   $       7.21   $      10.89
                                                                                         ------------   ------------   ------------
Class A shares: Offering price per share outstanding (NAV/0.9425) .....................           N/A   $       7.65   $      11.55
                                                                                         ------------   ------------   ------------
Class B shares: Net asset value, offering and redemption price per share outstanding ..           N/A   $       7.48   $      10.90
                                                                                         ------------   ------------   ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ..           N/A   $       7.48   $       9.05
                                                                                         ------------   ------------   ------------
Class ML shares: Net asset value, offering and redemption price per share outstanding .           N/A            N/A   $      10.26
                                                                                         ------------   ------------   ------------

------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

June 30, 2002

                                                                                               Global Tech,          Emerging
Assets:                                                                                     Telecom and Media         Markets
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ..........................................      $  73,643,822       $ 135,791,635
   Repurchase agreements ...............................................................          9,982,000                  --
                                                                                              -------------       -------------
Total Investments ......................................................................         83,625,822         135,791,635
Collateral held for loaned securities (note 4) .........................................          8,537,975          17,507,250
Cash ...................................................................................                 --                  --
Foreign currency, at value (Cost $4, $127,267 and $655,818, respectively) ..............                 25             129,236
Receivables:
   Dividends ...........................................................................            101,613             292,365
   Interest ............................................................................              3,331               2,401
   Shares of beneficial interest sold ..................................................              2,715              20,373
   Investment securities sold ..........................................................          4,067,593           2,968,218
Other assets ...........................................................................                 --                 265
                                                                                              -------------       -------------
Total Assets ...........................................................................         96,339,074         156,711,743
                                                                                              -------------       -------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....              4,064               4,445
Payables:
   Collateral payable to broker ........................................................          8,537,975          17,507,250
   Borrowing on line of credit .........................................................                 --           3,000,000
   Shares of beneficial interest redeemed ..............................................            116,994             554,624
   Investment securities purchased .....................................................          4,224,424             165,002
   Management fees .....................................................................             51,526              80,859
   Administration fees .................................................................             11,205               9,083
   Share Marketing Plan fees (note 3) (Class P shares only) ............................                 --                 881
   Custodian fees ......................................................................             29,991              18,555
   Dividends ...........................................................................                 --                  --
   Trustees' fees and expenses .........................................................             15,151              13,959
   Accounting fees .....................................................................              9,193               5,437
   Cash overdrafts payable to custodian ................................................            627,894               3,676
   Transfer agency and servicing fees ..................................................             48,668              75,924
   Other accrued liabilities and expenses ..............................................            148,320             188,742
                                                                                              -------------       -------------
Total Liabilities ......................................................................         13,825,405          21,628,437
                                                                                              -------------       -------------
Net Assets .............................................................................      $  82,513,669       $ 135,083,306
                                                                                              -------------       -------------
Investments at identified cost .........................................................      $ 102,009,236       $ 130,054,535

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ..................      $    (121,743)      $    (361,298)
Accumulated net realized loss on securities sold .......................................       (212,113,861)       (342,897,744)
Net unrealized appreciation/(depreciation) .............................................        (18,376,568)          5,745,433
Shares of beneficial interest ..........................................................            113,299             156,432
Additional paid-in capital .............................................................        313,012,542         472,440,483
                                                                                              -------------       -------------
Net Assets .............................................................................      $  82,513,669       $ 135,083,306

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
   Class R shares ......................................................................      $  82,513,669       $ 134,622,135
   Class P shares ......................................................................                N/A                 N/A
   Class A shares ......................................................................                N/A             437,633
   Class B shares ......................................................................                N/A                  12
   Class C shares ......................................................................                N/A              23,526
   Class I shares ......................................................................                N/A                 N/A
                                                                                              -------------       -------------
Net Assets .............................................................................      $  82,513,669       $ 135,083,306
Number of Fund shares outstanding:
   Class R shares ......................................................................         11,329,931          15,588,356
   Class P shares ......................................................................                N/A                 N/A
   Class A shares ......................................................................                N/A              52,095
   Class B shares ......................................................................                N/A                   1
   Class C shares ......................................................................                N/A               2,727
   Class I shares ......................................................................                N/A                 N/A
Total Shares ...........................................................................         11,329,931          15,643,179
Class R shares: Net asset value, offering and redemption price per share outstanding ...      $        7.28       $        8.64
                                                                                              -------------       -------------
Class P shares: Net asset value, offering and redemption price per share outstanding ...                N/A                 N/A
                                                                                              -------------       -------------
Class A shares: Net asset value per share outstanding ..................................                N/A       $        8.40
                                                                                              -------------       -------------
Class A shares: Offering price per share outstanding (NAV/0.9425) ......................                N/A       $        8.91
                                                                                              -------------       -------------
Class B shares: Net asset value, offering and redemption price per share outstanding ...                N/A       $        8.70
                                                                                              -------------       -------------
Class C shares: Net asset value, offering and redemption price per share outstanding ...                N/A       $        8.63
                                                                                              -------------       -------------
Class I shares: Net asset value, offering and redemption price per share outstanding ...                N/A                 N/A
                                                                                              -------------       -------------

* Securities on loan at June 30, 2002, were valued at $8,235,227, $17,284,531 and $164,076 for the Global Tech, Telecom and Media Fund, the Emerging Markets Fund and the Emerging Markets Focus Fund, respectively.


The accompanying notes are an integral part of these financial statements.    52

                                                                                             Emerging     Total Return
Assets:                                                                                   Markets Focus       Bond
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ..........................................   $20,091,097    $38,458,660
   Repurchase agreements ...............................................................     4,754,000      4,083,000
                                                                                           -----------    -----------
Total Investments ......................................................................    24,845,097     42,541,660
Collateral held for loaned securities (note 4) .........................................       176,575             --
Cash ...................................................................................            --             --
Foreign currency, at value (Cost $4, $127,267 and $655,818, respectively) ..............       655,881             --
Receivables:
   Dividends ...........................................................................        29,847             --
   Interest ............................................................................           983        449,950
   Shares of beneficial interest sold ..................................................        15,888        431,617
   Investment securities sold ..........................................................       468,015     20,880,453
Other assets ...........................................................................        14,149         21,964
                                                                                           -----------    -----------
Total Assets ...........................................................................    26,206,435     64,325,644
                                                                                           -----------    -----------

Liabilities:
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....         7,492             --
Payables:
   Collateral payable to broker ........................................................       176,575             --
   Borrowing on line of credit .........................................................            --             --
   Shares of beneficial interest redeemed ..............................................       229,030         87,483
   Investment securities purchased .....................................................     2,124,794     24,003,191
   Management fees .....................................................................        45,023         15,428
   Administration fees .................................................................         1,442          1,085
   Share Marketing Plan fees (note 3) (Class P shares only) ............................            53            137
   Custodian fees ......................................................................           740          2,220
   Dividends ...........................................................................            --          7,758
   Trustees' fees and expenses .........................................................         2,388          2,878
   Accounting fees .....................................................................           260          1,677
   Cash overdrafts payable to custodian ................................................       460,271        814,998
   Transfer agency and servicing fees ..................................................           329            436
   Other accrued liabilities and expenses ..............................................       137,817        115,654
                                                                                           -----------    -----------
Total Liabilities ......................................................................     3,186,214     25,052,945
                                                                                           -----------    -----------
Net Assets .............................................................................   $23,020,221    $39,272,699
                                                                                           -----------    -----------
Investments at identified cost .........................................................   $23,146,034    $41,960,854

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ..................   $  (119,813)   $    (9,924)
Accumulated net realized loss on securities sold .......................................    (6,738,153)      (384,595)
Net unrealized appreciation/(depreciation) .............................................     1,698,354        580,806
Shares of beneficial interest ..........................................................        15,974         32,795
Additional paid-in capital .............................................................    28,163,859     39,053,617
                                                                                           -----------    -----------
Net Assets .............................................................................   $23,020,221    $39,272,699

Net Assets:
----------------------------------------------------------------------------------------------------------------------
   Class R shares ......................................................................   $22,973,591    $38,840,565
   Class P shares ......................................................................           N/A            N/A
   Class A shares ......................................................................        22,616        116,954
   Class B shares ......................................................................        11,385         86,584
   Class C shares ......................................................................        12,629         26,770
   Class I shares ......................................................................           N/A        201,826
                                                                                           -----------    -----------
Net Assets .............................................................................   $23,020,221    $39,272,699
Number of Fund shares outstanding:
   Class R shares ......................................................................     1,594,138      3,243,700
   Class P shares ......................................................................           N/A            N/A
   Class A shares ......................................................................         1,560          9,611
   Class B shares ......................................................................           784          7,109
   Class C shares ......................................................................           872          2,208
   Class I shares ......................................................................           N/A         16,855
                                                                                           -----------    -----------
Total Shares ...........................................................................     1,597,354      3,279,483
Class R shares: Net asset value, offering and redemption price per share outstanding ...   $     14.41    $     11.97
                                                                                           -----------    -----------
Class P shares: Net asset value, offering and redemption price per share outstanding ...           N/A            N/A
                                                                                           -----------    -----------
Class A shares: Net asset value per share outstanding ..................................   $     14.50    $     12.17
                                                                                           -----------    -----------
Class A shares: Offering price per share outstanding (NAV/0.9425) ......................   $     15.38    $     12.91
                                                                                           -----------    -----------
Class B shares: Net asset value, offering and redemption price per share outstanding ...   $     14.52    $     12.18
                                                                                           -----------    -----------
Class C shares: Net asset value, offering and redemption price per share outstanding ...   $     14.48    $     12.12
                                                                                           -----------    -----------
Class I shares: Net asset value, offering and redemption price per share outstanding ...           N/A    $     11.97
                                                                                           -----------    -----------

                                                                                           Short Duration    Government
Assets:                                                                                   Government Bond   Money Market
------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) ..........................................    $480,011,768    $131,659,227
   Repurchase agreements ...............................................................      25,797,000     107,674,000
                                                                                            ------------    ------------
Total Investments ......................................................................     505,808,768     239,333,227
Collateral held for loaned securities (note 4) .........................................              --              --
Cash ...................................................................................              --              --
Foreign currency, at value (Cost $4, $127,267 and $655,818, respectively) ..............              --              --
Receivables:
   Dividends ...........................................................................              --              --
   Interest ............................................................................       3,469,612         582,785
   Shares of beneficial interest sold ..................................................       2,977,764          13,541
   Investment securities sold ..........................................................      16,620,769              --
Other assets ...........................................................................          96,562         118,864
                                                                                            ------------    ------------
Total Assets ...........................................................................     528,973,475     240,048,417
                                                                                            ------------    ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....              --              --
Payables:
   Collateral payable to broker ........................................................              --              --
   Borrowing on line of credit .........................................................              --              --
   Shares of beneficial interest redeemed ..............................................         537,348          28,257
   Investment securities purchased .....................................................      72,062,674              --
   Management fees .....................................................................         171,739          82,001
   Administration fees .................................................................          27,851          10,745
   Share Marketing Plan fees (note 3) (Class P shares only) ............................          33,676           1,416
   Custodian fees ......................................................................          16,108          20,410
   Dividends ...........................................................................         105,570             611
   Trustees' fees and expenses .........................................................          34,120          55,888
   Accounting fees .....................................................................          11,589          47,146
   Cash overdrafts payable to custodian ................................................              --               8
   Transfer agency and servicing fees ..................................................          40,625          19,625
   Other accrued liabilities and expenses ..............................................         250,349          91,347
                                                                                            ------------    ------------
Total Liabilities ......................................................................      73,291,649         357,454
                                                                                            ------------    ------------
Net Assets .............................................................................    $455,681,826    $239,690,963
                                                                                            ------------    ------------
Investments at identified cost .........................................................    $501,992,194    $239,333,227

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ..................    $    (49,390)   $     38,059
Accumulated net realized loss on securities sold .......................................      (1,039,431)        (11,325)
Net unrealized appreciation/(depreciation) .............................................       3,816,574              --
Shares of beneficial interest ..........................................................         444,302       2,396,359
Additional paid-in capital .............................................................     452,509,771     237,267,870
                                                                                            ------------    ------------
Net Assets .............................................................................    $455,681,826    $239,690,963

Net Assets:
------------------------------------------------------------------------------------------------------------------------
   Class R shares ......................................................................    $449,648,127    $239,690,376
   Class P shares ......................................................................             N/A             N/A
   Class A shares ......................................................................       6,033,679             585
   Class B shares ......................................................................              10               1
   Class C shares ......................................................................              10               1
   Class I shares ......................................................................             N/A             N/A
                                                                                            ------------    ------------
Net Assets .............................................................................    $455,681,826    $239,690,963
Number of Fund shares outstanding:
   Class R shares ......................................................................      43,841,157     239,635,356
   Class P shares ......................................................................             N/A             N/A
   Class A shares ......................................................................         589,076             586
   Class B shares ......................................................................               1               1
   Class C shares ......................................................................               1               1
   Class I shares ......................................................................             N/A             N/A
                                                                                            ------------    ------------
Total Shares ...........................................................................      44,430,235     239,635,944
Class R shares: Net asset value, offering and redemption price per share outstanding ...    $      10.26    $       1.00
                                                                                            ------------    ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ...             N/A             N/A
                                                                                            ------------    ------------
Class A shares: Net asset value per share outstanding ..................................    $      10.24    $       1.00
                                                                                            ------------    ------------
Class A shares: Offering price per share outstanding (NAV/0.9425) ......................    $      10.86             N/A
                                                                                            ------------    ------------
Class B shares: Net asset value, offering and redemption price per share outstanding ...    $      10.25    $       1.00
                                                                                            ------------    ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ...    $      10.25    $       1.00
                                                                                            ------------    ------------
Class I shares: Net asset value, offering and redemption price per share outstanding ...             N/A             N/A
                                                                                            ------------    ------------

------------------------
STATEMENTS OF OPERATIONS
------------------------

Year Ended June 30, 2002

                                                                                                                 Mid Cap
Net Investment Income:                                                             Growth          Mid Cap        Focus
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ....................................................................   $    103,990    $    283,157    $   8,221
Dividends ...................................................................      2,091,962         226,190        3,830
Securities lending income (note 1) ..........................................         26,066          66,770          349
Foreign taxes withheld ......................................................             --             (85)          (1)
                                                                                ------------    ------------    ---------
Total Income ................................................................      2,222,018         576,032       12,399
                                                                                ------------    ------------    ---------

Expenses:
Custodian fee ...............................................................         16,356          12,091        2,154
Transfer agency and servicing fees ..........................................        582,007         229,461       27,891
Management fee (note 2) .....................................................      2,112,025       3,306,659       16,557
Administration fee (note 2) .................................................        147,889          87,341        1,159
Share Marketing Plan fee (note 3)
   Class P ..................................................................            251              --           --
   Class A ..................................................................             --              --           --
   Class B ..................................................................             --              --           --
   Class C ..................................................................             --              --            1
   Class ML .................................................................             --              --           --
Professional fees ...........................................................         54,966          49,146       22,607
Trustees' fees ..............................................................         18,424          11,583        1,474
Registration fees ...........................................................         23,282          12,296       24,440
Accounting fees .............................................................        104,491          58,593          726
Printing fees ...............................................................        121,471          60,816        7,521
Dividend expense on short sales .............................................             --              --           --
Other .......................................................................         86,775          39,454       35,199
Tax expense .................................................................             --              --           --
Interest expense ............................................................          2,139           3,454           36
                                                                                ------------    ------------    ---------
Total Expenses ..............................................................      3,270,076       3,870,894      139,765
Fees deferred and/or expenses absorbed by Manager (note 2) ..................        (99,236)     (1,995,695)    (116,564)
                                                                                ------------    ------------    ---------
Net Expenses ................................................................      3,170,840       1,875,199       23,201
                                                                                ------------    ------------    ---------
Income from Legal Settlements ...............................................      1,943,236         297,452           --
                                                                                ------------    ------------    ---------
Net Investment Income/(Loss) ................................................        994,414      (1,001,715)     (10,802)
                                                                                ------------    ------------    ---------

Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Securities transactions ..................................................    (67,716,277)         43,102     (313,436)
   Securities sold short ....................................................             --              --           --
   Options written ..........................................................             --              --           --
   Futures contracts ........................................................             --              --           --
   Foreign-currency transactions and other assets and liabilities ...........             --              --           --
   Voluntary reimbursement by the Manager for transaction losses (note 2) ...             --              --           --
                                                                                ------------    ------------    ---------
Net Realized Gain/(Loss) on Investments .....................................    (67,716,277)         43,102     (313,436)

Net change in unrealized appreciation/(depreciation) of:
   Securities transactions ..................................................     10,376,868     (39,709,982)     (89,148)
   Securities sold short ....................................................             --              --           --
   Forward foreign-currency exchange contracts ..............................             --              --           --
   Futures contracts ........................................................             --              --           --
   Foreign-currency transactions and other assets and liabilities ...........             --              --           --
                                                                                ------------    ------------    ---------
Net Unrealized Appreciation/(Depreciation) of Investments ...................     10,376,868     (39,709,982)     (89,148)
                                                                                ------------    ------------    ---------

Net Realized and Unrealized Gain/(Loss) on Investments ......................    (57,339,409)    (39,666,880)    (402,584)
                                                                                ------------    ------------    ---------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............   $(56,344,995)   $(40,668,595)   $(413,386)
                                                                                ------------    ------------    ---------


The accompanying notes are an integral part of these financial statements.    54

                                                                                                   U.S.      International
Net Investment Income:                                                            Small Cap       Focus          Growth
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ....................................................................   $     33,148    $   2,082    $     37,483
Dividends ...................................................................         80,535        9,372         673,312
Securities lending income (note 1) ..........................................         46,894           64          23,151
Foreign taxes withheld ......................................................             --           --         (72,267)
                                                                                ------------    ---------    ------------
Total Income ................................................................        160,577       11,518         661,679
                                                                                ------------    ---------    ------------

Expenses:
Custodian fee ...............................................................         28,551        3,553          39,934
Transfer agency and servicing fees ..........................................         92,493       14,280         220,829
Management fee (note 2) .....................................................        631,392       13,839       1,065,778
Administration fee (note 2) .................................................         44,244          969          31,206
Share Marketing Plan fee (note 3)
   Class P ..................................................................         12,113           --           8,680
   Class A ..................................................................             --           --              --
   Class B ..................................................................             --           --              --
   Class C ..................................................................             --           --              --
   Class ML .................................................................             --           --              --
Professional fees ...........................................................         33,282       61,185          46,027
Trustees' fees ..............................................................          4,839          483           4,716
Registration fees ...........................................................         21,632       59,553          20,232
Accounting fees .............................................................         35,093          623          20,905
Printing fees ...............................................................         26,797       83,937          48,685
Dividend expense on short sales .............................................             --           --              --
Other .......................................................................         29,247       36,967          34,921
Tax expense .................................................................             --           --              --
Interest expense ............................................................          1,823          133           2,638
                                                                                ------------    ---------    ------------
Total Expenses ..............................................................        961,506      275,522       1,544,551
Fees deferred and/or expenses absorbed by Manager (note 2) ..................        (63,503)    (256,030)       (798,749)
                                                                                ------------    ---------    ------------
Net Expenses ................................................................        898,003       19,492         745,802
                                                                                ------------    ---------    ------------
Income from Legal Settlements ...............................................        281,617           --              --
                                                                                ------------    ---------    ------------
Net Investment Income/(Loss) ................................................       (455,809)      (7,974)        (84,123)
                                                                                ------------    ---------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Securities transactions ..................................................     (9,582,046)    (390,696)    (14,265,265)
   Securities sold short ....................................................             --           --              --
   Options written ..........................................................             --           --              --
   Futures contracts ........................................................             --           --              --
   Foreign-currency transactions and other assets and liabilities ...........             --           --        (226,752)
   Voluntary reimbursement by the Manager for transaction losses (note 2) ...             --           --              --
                                                                                ------------    ---------    ------------
Net Realized Gain/(Loss) on Investments .....................................     (9,582,046)    (390,696)    (14,492,017)

Net change in unrealized appreciation/(depreciation) of:
   Securities transactions ..................................................    (11,551,230)     (46,989)      4,671,936
   Securities sold short ....................................................             --           --              --
   Forward foreign-currency exchange contracts ..............................             --           --         (16,658)
   Futures contracts ........................................................             --           --              --
   Foreign-currency transactions and other assets and liabilities ...........             --           --           3,200
                                                                                ------------    ---------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments ...................    (11,551,230)     (46,989)      4,658,478
                                                                                ------------    ---------    ------------

Net Realized and Unrealized Gain/(Loss) on Investments ......................    (21,133,276)    (437,685)     (9,833,539)
                                                                                ------------    ---------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............   $(21,589,085)   $(445,659)   $ (9,917,662)
                                                                                ------------    ---------    ------------

                                                                                    Global          Global         Global
Net Investment Income:                                                          Opportunities       Focus        Long-Short
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ....................................................................   $    333,704    $     36,777    $    579,579
Dividends ...................................................................         35,565         279,823         505,295
Securities lending income (note 1) ..........................................         11,667          11,402              --
Foreign taxes withheld ......................................................        (22,231)        (12,242)        (25,421)
                                                                                ------------    ------------    ------------
Total Income ................................................................        358,705         315,760       1,059,453
                                                                                ------------    ------------    ------------

Expenses:
Custodian fee ...............................................................         20,226          16,410          70,400
Transfer agency and servicing fees ..........................................        111,635         162,689         268,030
Management fee (note 2) .....................................................        590,986         595,356         976,793
Administration fee (note 2) .................................................         24,044          25,631          45,652
Share Marketing Plan fee (note 3)
   Class P ..................................................................             --              --              --
   Class A ..................................................................             --              18             121
   Class B ..................................................................             --              --             283
   Class C ..................................................................             --              --          18,435
   Class ML .................................................................             --              --          50,312
Professional fees ...........................................................         42,100          56,668         122,096
Trustees' fees ..............................................................          1,996           1,407          11,092
Registration fees ...........................................................         17,103          27,909          42,677
Accounting fees .............................................................         18,503          16,729          32,739
Printing fees ...............................................................         20,978          34,191          32,796
Dividend expense on short sales .............................................             --              --          21,074
Other .......................................................................         21,930          35,828         298,300
Tax expense .................................................................             --              --           6,974
Interest expense ............................................................          6,523           3,886           4,852
                                                                                ------------    ------------    ------------
Total Expenses ..............................................................        876,024         976,722       2,002,626
Fees deferred and/or expenses absorbed by Manager (note 2) ..................       (217,788)       (314,923)       (333,642)
                                                                                ------------    ------------    ------------
Net Expenses ................................................................        658,236         661,799       1,668,984
                                                                                ------------    ------------    ------------
Income from Legal Settlements ...............................................             --              --              --
                                                                                ------------    ------------    ------------
Net Investment Income/(Loss) ................................................       (299,531)       (346,039)       (609,531)
                                                                                ------------    ------------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Securities transactions ..................................................    (13,957,455)    (14,845,676)    (14,600,275)
   Securities sold short ....................................................             --              --       3,663,069
   Options written ..........................................................             --              --         (20,313)
   Futures contracts ........................................................             --              --          31,269
   Foreign-currency transactions and other assets and liabilities ...........       (132,264)       (204,169)       (252,961)
   Voluntary reimbursement by the Manager for transaction losses (note 2) ...             --              --         338,944
                                                                                ------------    ------------    ------------
Net Realized Gain/(Loss) on Investments .....................................    (14,089,719)    (15,049,845)    (10,840,267)

Net change in unrealized appreciation/(depreciation) of:
   Securities transactions ..................................................      2,443,521         (60,487)     (4,633,440)
   Securities sold short ....................................................             --              --       1,357,341
   Forward foreign-currency exchange contracts ..............................             99           3,662          12,150
   Futures contracts ........................................................             --              --         (27,184)
   Foreign-currency transactions and other assets and liabilities ...........          1,643          (4,792)         59,029
                                                                                ------------    ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments ...................      2,445,263         (61,617)     (3,232,104)
                                                                                ------------    ------------    ------------

Net Realized and Unrealized Gain/(Loss) on Investments ......................    (11,644,456)    (15,111,462)    (14,072,371)
                                                                                ------------    ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............   $(11,943,987)   $(15,457,501)   $(14,681,902)
                                                                                ------------    ------------    ------------

------------------------
STATEMENTS OF OPERATIONS
------------------------

Year Ended June 30, 2002

                                                                             Global Tech,          Emerging
Net Investment Income:                                                    Telecom and Media        Markets
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................................       $    375,490        $     33,204
Dividends ...........................................................            697,850           3,381,107
Securities lending income (note 4) ..................................             55,758              45,633
Foreign taxes withheld ..............................................            (23,426)           (173,652)
                                                                            ------------        ------------
Total Income ........................................................          1,105,672           3,286,292
                                                                            ------------        ------------

Expenses:
Custodian fee .......................................................             32,306             191,931
Transfer agency and servicing fees ..................................            401,907             521,089
Management fee (note 2) .............................................          1,510,380           2,854,433
Administration fee (note 2) .........................................             84,624             103,520
Share Marketing Plan fee (note 3)
   Class P ..........................................................                 --                  --
   Class A ..........................................................                 --                 921
   Class B ..........................................................                 --                  --
   Class C ..........................................................                 --                  37
Professional fees ...................................................             87,626             144,203
Trustees' fees ......................................................             10,428              15,520
Registration fees ...................................................             12,136              29,409
Accounting fees .....................................................             56,499              67,371
Printing fees .......................................................             80,876              95,520
Other ...............................................................             67,139              68,828
Tax expense .........................................................                 --              67,750
Interest expense ....................................................              1,054              10,886
                                                                            ------------        ------------
Total Expenses ......................................................          2,344,975           4,171,418
Fees deferred and/or expenses absorbed by Manager (note 2) ..........            (47,874)         (1,282,152)
                                                                            ------------        ------------
Net Expenses ........................................................          2,297,101           2,889,266
                                                                            ------------        ------------
Income from Legal Settlements .......................................            330,908                  --
                                                                            ------------        ------------
Net Investment Income/(Loss) ........................................           (860,521)            397,026
                                                                            ------------        ------------

Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Securities transactions ..........................................        (82,958,242)        (18,688,055)
   Foreign-currency transactions and other assets and liabilities ...           (234,684)           (596,141)
                                                                            ------------        ------------
Net Realized Gain/(Loss) on Investments .............................        (83,192,926)        (19,284,196)

Net change in unrealized appreciation/(depreciation) of:
   Securities transactions ..........................................         22,570,682          13,580,154
   Forward foreign-currency exchange contracts ......................             (4,064)             (4,445)
   Foreign-currency transactions and other assets and liabilities ...             15,867              18,262
                                                                            ------------        ------------
Net Unrealized Appreciation/(Depreciation) of Investments ...........         22,582,485          13,593,971
                                                                            ------------        ------------

Net Realized and Unrealized Gain/(Loss) on Investments ..............        (60,610,441)         (5,690,225)
                                                                            ------------        ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....       $(61,470,962)       $ (5,293,199)
                                                                            ------------        ------------


The accompanying notes are an integral part of these financial statements.    56

                                                                          Emerging    Total Return   Short Duration      Government
Net Investment Income:                                                 Markets Focus      Bond       Government Bond    Money Market
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................................   $    33,170    $2,518,974      $19,257,898      $17,201,082
Dividends ...........................................................       218,462            --               --               --
Securities lending income (note 4) ..................................           672            --               --               --
Foreign taxes withheld ..............................................        (7,369)           --               --               --
                                                                        -----------    ----------      -----------      -----------
Total Income ........................................................       244,935     2,518,974       19,257,898       17,201,082
                                                                        -----------    ----------      -----------      -----------

Expenses:
Custodian fee .......................................................        18,338        22,327           66,446           22,752
Transfer agency and servicing fees ..................................        26,483        34,725          398,281          206,471
Management fee (note 2) .............................................       116,076       339,083        3,495,451        1,975,475
Administration fee (note 2) .........................................         7,366        75,793          183,626          270,093
Share Marketing Plan fee (note 3)
   Class P ..........................................................            --            --           13,120               --
   Class A ..........................................................             9           612               --               10
   Class B ..........................................................            10            19               --               --
   Class C ..........................................................            34            10               --               --
Professional fees ...................................................        49,000        50,561           72,919          111,565
Trustees' fees ......................................................         2,179         3,728           40,742           53,700
Registration fees ...................................................        28,407        30,539           50,224           30,335
Accounting fees .....................................................         4,903        20,128          175,235          330,306
Printing fees .......................................................        49,419        16,170           93,428          159,460
Other ...............................................................       190,781         1,187           73,195           69,481
Tax expense .........................................................        12,411            --               --               --
Interest expense ....................................................           757         9,194          965,997              459
                                                                        -----------    ----------      -----------      -----------
Total Expenses ......................................................       506,173       604,076        5,628,664        3,230,107
Fees deferred and/or expenses absorbed by Manager (note 2) ..........      (324,058)     (330,265)      (2,437,278)        (201,818)
                                                                        -----------    ----------      -----------      -----------
Net Expenses ........................................................       182,115       273,811        3,191,386        3,028,289
                                                                        -----------    ----------      -----------      -----------
Income from Legal Settlements .......................................            --            --               --               --
                                                                        -----------    ----------      -----------      -----------
Net Investment Income/(Loss) ........................................        62,820     2,245,163       16,066,512       14,172,793
                                                                        -----------    ----------      -----------      -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Securities transactions ..........................................      (884,132)      501,385        4,307,902          (11,325)
   Foreign-currency transactions and other assets and liabilities ...      (137,232)           --               --               --
                                                                        -----------    ----------      -----------      -----------
Net Realized Gain/(Loss) on Investments .............................    (1,021,364)      501,385        4,307,902          (11,325)

Net change in unrealized appreciation/(depreciation) of:
   Securities transactions ..........................................     1,400,013       562,972        2,451,113               --
   Forward foreign-currency exchange contracts ......................        (7,953)           --               --               --
   Foreign-currency transactions and other assets and liabilities ...         7,709            --               --               --
                                                                        -----------    ----------      -----------      -----------
Net Unrealized Appreciation/(Depreciation) of Investments ...........     1,399,769       562,972        2,451,113               --
                                                                        -----------    ----------      -----------      -----------

Net Realized and Unrealized Gain/(Loss) on Investments ..............       378,405     1,064,357        6,759,015          (11,325)
                                                                        -----------    ----------      -----------      -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....   $   441,225    $3,309,520      $22,825,527      $14,161,468
                                                                        -----------    ----------      -----------      -----------

-----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

Years Ended June 30, 2002, and June 30, 2001

                                                                                        Growth
                                                                             -----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02          6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $    994,414    $  (1,870,522)
Net realized gain/(loss) on investments ..................................    (67,716,277)      28,375,922
Net unrealized appreciation/(depreciation) of investments ................     10,376,868      (99,226,930)
                                                                             ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (56,344,995)     (72,721,530)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --               --
   Class P shares ........................................................             --               --
   Class A shares ........................................................             --               --
   Class B shares ........................................................             --               --
   Class C shares ........................................................             --               --
>From net realized gains on investments:
   Class R shares ........................................................    (24,090,781)     (44,108,206)
   Class P shares ........................................................        (11,332)         (17,493)
                                                                             ------------    -------------
Total Distributions to Shareholders ......................................    (24,102,113)     (44,125,699)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (19,162,967)     (36,798,837)
Net Increase/(Decrease) in Net Assets ....................................    (99,610,075)    (153,646,066)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    262,624,617      416,270,683
End of Period ............................................................   $163,014,542    $ 262,624,617
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (16,248)              --

                                                                                        Mid Cap
                                                                             ----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
---------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $ (1,001,715)   $ (2,160,524)
Net realized gain/(loss) on investments ..................................         43,102      24,316,012
Net unrealized appreciation/(depreciation) of investments ................    (39,709,982)    (44,726,126)
                                                                             ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (40,668,595)    (22,570,638)

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --              --
   Class P shares ........................................................             --              --
   Class A shares ........................................................             --              --
   Class B shares ........................................................             --              --
   Class C shares ........................................................             --              --
>From net realized gains on investments:
   Class R shares ........................................................    (12,922,625)    (68,761,898)
   Class P shares ........................................................             --              --
                                                                             ------------    ------------
Total Distributions to Shareholders ......................................    (12,922,625)    (68,761,898)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (12,379,575)     30,885,062
Net Increase/(Decrease) in Net Assets ....................................    (65,970,795)    (60,447,474)

Net Assets:
---------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    164,496,636     224,944,110
End of Period ............................................................   $ 98,525,841    $164,496,636
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (10,065)             --

                                                                                    U.S. Focus
                                                                             ------------------------
Increase/(Decrease) in Net Assets from Operations:                             6/30/02       6/30/01
-----------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $  (7,974)   $   (20,619)
Net realized gain/(loss) on investments ..................................    (390,696)    (1,043,255)
Net unrealized appreciation/(depreciation) of investments ................     (46,989)       (60,759)
                                                                             ---------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (445,659)    (1,124,633)

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................          --             --
   Class P shares ........................................................          --             --
>From net realized gains on investments:
   Class R shares ........................................................          --       (123,628)
   Class P shares ........................................................          --             --
                                                                             ---------    -----------
Total Distributions to Shareholders ......................................          --       (123,628)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (426,170)      (239,420)
Net Increase/(Decrease) in Net Assets ....................................    (871,829)    (1,487,681)

Net Assets:
-----------------------------------------------------------------------------------------------------
Beginning of period ......................................................   1,857,879      3,345,560
End of Period ............................................................   $ 986,050    $ 1,857,879
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $     (53)            --

                                                                                  International Growth
                                                                             -----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02          6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $    (84,123)   $    (489,135)
Net realized gain/(loss) on investments ..................................    (14,492,017)     (18,683,181)
Net unrealized appreciation/(depreciation) of investments ................      4,658,478      (19,999,649)
                                                                             ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........     (9,917,662)     (39,171,965)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --               --
   Class P shares ........................................................             --               --
>From net realized gains on investments:
   Class R shares ........................................................             --       (9,246,149)
   Class P shares ........................................................             --         (739,563)
                                                                             ------------    -------------
Total Distributions to Shareholders ......................................             --       (9,985,712)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (15,678,108)     (84,549,494)
Net Increase/(Decrease) in Net Assets ....................................    (25,595,770)    (133,707,171)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................     60,232,468      193,939,639
End of Period ............................................................   $ 34,636,698    $  60,232,468
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $   (132,935)   $    (458,437)

*Amount represents less than $1.


The accompanying notes are an integral part of these financial statements.    58

                                                                                   Mid Cap Focus                 Small Cap
                                                                            -------------------------   ---------------------------
Increase/(Decrease) in Net Assets from Operations:                             6/30/02       6/30/01       6/30/02        6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................  $   (10,802)   $   13,171   $   (455,809)  $   (917,788)
Net realized gain/(loss) on investments ..................................     (313,436)     (720,117)    (9,582,046)    (8,586,901)
Net unrealized appreciation/(depreciation) of investments ................      (89,148)      184,185    (11,551,230)   (18,630,714)
                                                                            -----------    ----------   ------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........     (413,386)     (522,761)   (21,589,085)   (28,135,403)

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................       (5,356)       (7,852)            --             --
   Class P shares ........................................................           --            --             --             --
   Class A shares ........................................................            0*           --             --             --
   Class B shares ........................................................            0*           --             --             --
   Class C shares ........................................................            0*           --             --             --
>From net realized gains on investments:
   Class R shares ........................................................           --            --       (578,892)   (25,678,165)
   Class P shares ........................................................           --            --        (17,075)    (7,265,080)
                                                                            -----------    ----------   ------------   ------------
Total Distributions to Shareholders ......................................       (5,356)       (7,852)      (595,967)   (32,943,245)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...     (816,116)    3,032,094    (17,435,828)    17,835,665
Net Increase/(Decrease) in Net Assets ....................................   (1,234,858)    2,501,481    (39,620,880)   (43,242,983)

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    2,501,481            --     87,306,043    130,549,026
End of Period ............................................................  $ 1,266,623    $2,501,481   $ 47,685,163   $ 87,306,043
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....           --         5,319   $     (4,826)            --

                                                                                  Global Opportunities
                                                                             ----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
---------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $   (299,531)   $   (717,862)
Net realized gain/(loss) on investments ..................................    (14,089,719)    (19,808,857)
Net unrealized appreciation/(depreciation) of investments ................      2,445,263      (8,766,943)
                                                                             ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (11,943,987)    (29,293,662)

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --              --
   Class P shares ........................................................             --              --
>From net realized gains on investments:
   Class R shares ........................................................             --      (4,414,762)
   Class P shares ........................................................             --              --
                                                                             ------------    ------------
Total Distributions to Shareholders ......................................             --      (4,414,762)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (16,558,791)     (2,013,486)
Net Increase/(Decrease) in Net Assets ....................................    (28,502,778)    (35,721,910)

Net Assets:
---------------------------------------------------------------------------------------------------------
Beginning of period ......................................................     50,000,638      85,722,548
End of Period ............................................................   $ 21,497,860    $ 50,000,638
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (71,649)   $   (171,065)

                                                                                     Global Focus
                                                                             ----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
---------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $   (346,039)   $   (658,596)
Net realized gain/(loss) on investments ..................................    (15,049,845)    (26,881,741)
Net unrealized appreciation/(depreciation) of investments ................        (61,617)    (11,202,105)
                                                                             ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (15,457,501)    (38,742,442)

Distributions to Shareholders:
>From net investment income:
   Class R shares ........................................................             --              --
   Class P shares ........................................................             --              --
>From net realized gains on investments:
   Class R shares ........................................................             --     (17,735,130)
   Class P shares ........................................................             --          (3,656)
                                                                             ------------    ------------
Total Distributions to Shareholders ......................................             --     (17,738,786)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (11,608,684)     (6,014,294)
Net Increase/(Decrease) in Net Assets ....................................    (27,066,185)    (62,495,522)

Net Assets:
---------------------------------------------------------------------------------------------------------
Beginning of period ......................................................     53,363,446     115,858,968
End of Period ............................................................   $ 26,297,261    $ 53,363,446
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (62,731)   $   (145,621)

-----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

Years Ended June 30, 2002, and June 30, 2001

                                                                                   Global Long-Short
                                                                             -----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $   (609,531)   $  (1,656,943)
Net realized gain/(loss) on investments ..................................    (10,840,267)      18,140,836
Net unrealized appreciation/(depreciation) of investments ................     (3,232,104)    (109,872,790)
                                                                             ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (14,681,902)     (93,388,897)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --               --
   Class A shares ........................................................             --               --
   Class B shares ........................................................             --               --
   Class C shares ........................................................             --               --
   Class I shares ........................................................             --               --
>From net realized gains on investments:
   Class R shares ........................................................             --      (79,703,639)
   Class I shares ........................................................             --               --
                                                                             ------------    -------------
Total Distributions to Shareholders ......................................             --      (79,703,639)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (42,119,873)    (125,089,996)
Net Increase/(Decrease) in Net Assets ....................................    (56,801,775)    (298,182,532)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    103,378,546      401,561,078
End of Period ............................................................   $ 46,576,771    $ 103,378,546
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $   (162,620)   $    (278,313)

                                                                                      Global Tech,
                                                                                   Telecom and Media
                                                                             -----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02          6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $   (860,521)   $  (2,642,264)
Net realized gain/(loss) on investments ..................................    (83,192,926)    (128,910,173)
Net unrealized appreciation/(depreciation) of investments ................     22,582,485      (96,607,922)
                                                                             ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    (61,470,962)    (228,160,359)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --               --
   Class A shares ........................................................             --               --
   Class B shares ........................................................             --               --
   Class C shares ........................................................             --               --
   Class I shares ........................................................             --               --
>From net realized gains on investments:
   Class R shares ........................................................             --      (79,643,094)
   Class I shares ........................................................             --               --
                                                                             ------------    -------------
Total Distributions to Shareholders ......................................             --      (79,643,094)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (29,639,079)     (17,089,085)
Net Increase/(Decrease) in Net Assets ....................................    (91,110,041)    (324,892,538)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    173,623,710      498,516,248
End of Period ............................................................   $ 82,513,669    $ 173,623,710
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $   (121,743)   $    (193,301)

                                                                                  Total Return Bond
                                                                             ---------------------------
Increase/(Decrease) in Net Assets from Operations:                             6/30/02         6/30/01
--------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $ 2,245,163     $ 1,794,142
Net realized gain/(loss) on investments ..................................       501,385       1,074,896
Net unrealized appreciation/(depreciation) of investments ................       562,972         136,289
                                                                             -----------     -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........     3,309,520       3,005,327

Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................    (1,833,097)     (1,794,142)
   Class P shares ........................................................            --              --
   Class A shares ........................................................       (15,000)             --
   Class B shares ........................................................          (765)             --
   Class C shares ........................................................          (283)             --
   Class I shares ........................................................      (466,563)             --
>From net realized gains on investments:
   Class R shares ........................................................      (558,191)             --
   Class P shares ........................................................            --              --
   Class A shares ........................................................             0*             --
   Class B shares ........................................................             0*             --
   Class C shares ........................................................             0*             --
   Class I shares ........................................................      (233,120)             --
                                                                             -----------     -----------
Total Distributions to Shareholders ......................................    (3,107,019)     (1,794,142)

Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...     7,282,572       2,464,773
Net Increase/(Decrease) in Net Assets ....................................     7,485,073       3,675,958

Net Assets:
--------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    31,787,626      28,111,668
End of Period ............................................................   $39,272,699     $31,787,626
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (9,924)    $    40,714

                                                                                     Short Duration
                                                                                    Government Bond
                                                                             ----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
---------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $ 16,066,512    $ 12,045,800
Net realized gain/(loss) on investments ..................................      4,307,902       3,181,288
Net unrealized appreciation/(depreciation) of investments ................      2,451,113       2,727,758
                                                                             ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........     22,825,527      17,954,846

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................    (17,198,801)    (11,818,627)
   Class P shares ........................................................             --        (227,173)
   Class A shares ........................................................       (237,871)             --
   Class B shares ........................................................             --              --
   Class C shares ........................................................             --              --
   Class I shares ........................................................             --              --
>From net realized gains on investments:
   Class R shares ........................................................     (4,312,249)             --
   Class P shares ........................................................             --              --
   Class A shares ........................................................        (63,724)             --
   Class B shares ........................................................             --              --
   Class C shares ........................................................             --              --
   Class I shares ........................................................             --              --
                                                                             ------------    ------------
Total Distributions to Shareholders ......................................    (21,812,645)    (12,045,800)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    182,674,827      90,119,502
Net Increase/(Decrease) in Net Assets ....................................    183,687,709      96,028,548

Net Assets:
---------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    271,994,117     175,965,569
End of Period ............................................................   $455,681,826    $271,994,117
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $    (49,390)   $    (48,871)

*Amount represents less than $1.


The accompanying notes are an integral part of these financial statements.    60

                                                                                    Emerging Markets
                                                                             -----------------------------
Increase/(Decrease) in Net Assets from Operations:                              6/30/02         6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $    397,026    $     230,423
Net realized gain/(loss) on investments ..................................    (19,284,196)     (18,100,952)
Net unrealized appreciation/(depreciation) of investments ................     13,593,971      (50,073,945)
                                                                             ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........     (5,293,199)     (67,944,474)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................             --               --
   Class A shares ........................................................             --               --
   Class B shares ........................................................             --               --
   Class C shares ........................................................             --               --
   Class I shares ........................................................             --               --
>From net realized gains on investments:
   Class R shares ........................................................             --               --
   Class I shares ........................................................             --               --
                                                                             ------------    -------------
Total Distributions to Shareholders ......................................             --               --

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (26,806,297)     (61,908,255)
Net Increase/(Decrease) in Net Assets ....................................    (32,099,496)    (129,852,729)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    167,182,802      297,035,531
End of Period ............................................................   $135,083,306    $ 167,182,802
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $   (361,298)   $  (1,067,692)

                                                                               Emerging Markets Focus
                                                                             ---------------------------
Increase/(Decrease) in Net Assets from Operations:                             6/30/02         6/30/01
--------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $    62,820     $   112,772
Net realized gain/(loss) on investments ..................................    (1,021,364)       (934,540)
Net unrealized appreciation/(depreciation) of investments ................     1,399,769        (271,717)
                                                                             -----------     -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........       441,225      (1,093,485)

Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................       (70,452)        (17,342)
   Class A shares ........................................................             0*             --
   Class B shares ........................................................             0*             --
   Class C shares ........................................................             0*             --
   Class I shares ........................................................            --              --
>From net realized gains on investments:
   Class R shares ........................................................            --              --
   Class I shares ........................................................            --              --
                                                                             -----------     -----------
Total Distributions to Shareholders ......................................       (70,452)        (17,342)

Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    12,493,334       6,541,645
Net Increase/(Decrease) in Net Assets ....................................    12,864,107       5,430,818

Net Assets:
--------------------------------------------------------------------------------------------------------
Beginning of period ......................................................    10,156,114       4,725,296
End of Period ............................................................   $23,020,221     $10,156,114
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $  (119,813)    $    26,044

                                                                                 Government Money Market
Increase/(Decrease) in Net Assets from Operations:                              6/30/02          6/30/01
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................   $  14,172,793    $ 52,896,337
Net realized gain/(loss) on investments ..................................         (11,325)        147,990
Net unrealized appreciation/(depreciation) of investments ................              --              --
                                                                             -------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........      14,161,468      53,044,327

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------
>From net investment income:
   Class R shares ........................................................     (14,315,471)    (52,892,584)
   Class P shares ........................................................              --          (3,752)
   Class A shares ........................................................             (56)             --
   Class B shares ........................................................              --              --
   Class C shares ........................................................              --              --
   Class I shares ........................................................              --              --
>From net realized gains on investments:
   Class R shares ........................................................              --              --
   Class P shares ........................................................              --              --
   Class A shares ........................................................              --              --
   Class B shares ........................................................              --              --
   Class C shares ........................................................              --              --
   Class I shares ........................................................              --              --
                                                                             -------------    ------------
Total Distributions to Shareholders ......................................     (14,315,527)    (52,896,336)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...    (534,358,631)    (29,228,975)
Net Increase/(Decrease) in Net Assets ....................................    (534,512,690)    (29,080,984)

Net Assets:
----------------------------------------------------------------------------------------------------------
Beginning of period ......................................................     774,203,653     803,284,637
End of Period ............................................................   $ 239,690,963    $774,203,653
Undistributed Net Investment Income/(Accumulated Net Investment Loss) ....   $      38,059    $     32,803

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

Year Ended June 30, 2002

                                                               Total Return      Short Duration
                                                                   Bond          Government Bond
                                                             -----------------------------------

Cash Flows from Operating Activities:
------------------------------------------------------------------------------------------------
Net investment income ....................................   $     2,245,163    $     16,066,512
Adjustments to reconcile net investment income
to net cash from operating activities:
   Increase/decrease in interest receivable ..............          (173,510)         (1,523,835)
   Increase/decrease in other assets and liabilities .....            52,750             116,946
   Increase/decrease in accrued management fee payable ...             2,517              71,648
   Net amortization discount/premium .....................           130,168           3,014,897
                                                             ---------------    ----------------
   Total adjustments .....................................            11,925           1,679,656
                                                             ---------------    ----------------
Net Cash from Operating Activities .......................         2,257,088          17,746,168

Cash Flows from Investing Activities:
------------------------------------------------------------------------------------------------
   Proceeds from sales of investments ....................     1,896,672,676      17,650,807,387
   Purchases of securities ...............................    (1,903,513,690)    (17,827,985,650)

Cash used in Investing Activities ........................        (6,841,014)       (177,178,263)

Cash Flows from Financing Activities:
------------------------------------------------------------------------------------------------
   Proceeds from sales of shares .........................        44,334,975         282,187,371
   Redemption of shares ..................................       (40,402,753)       (122,472,594)
   Distributions paid ....................................          (163,294)           (282,682)

Cash from Financing Activities ...........................         3,768,928         159,432,095

Net increase/decrease in cash ............................          (814,998)                 --
Cash at beginning of period ..............................                --                  --
                                                             ---------------    ----------------
Cash (Overdraft) at End of Period ........................          (814,998)                 --
Cash paid for Interest ...................................             9,194             965,997


The accompanying notes are an integral part of these financial statements.    62

                     This page is left intentionally blank.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Per-Share Data for the Year or Period Ended:

                                                               Net Realized   Net Increase/
                                 Net Asset                          and         (Decrease)       Dividends     Distributions
                                   Value -          Net         Unrealized         from          from Net         from Net
                                Beginning of    Investment    Gain/(Loss) on    Investment      Investment        Realized
                                   Period      Income/(Loss)    Investments     Operations        Income       Capital Gains
----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class R
   Year ended 6/30/02              $14.66         $ 0.06          $(3.30)         $(3.24)             --          $(1.45)
   Year ended 6/30/01++             21.11          (0.08)          (3.84)          (3.92)             --           (2.53)
   Year ended 6/30/00++             24.34             --           (0.04)#         (0.04)         $(0.18)          (3.01)
   Year ended 6/30/99++             23.68           0.09            2.24            2.33           (0.10)          (1.57)
   Year ended 6/30/98++             23.07           0.17            3.51            3.68           (0.15)          (2.92)
Class P
   Year ended 6/30/02               14.74           0.02           (3.30)          (3.28)             --           (1.45)
   Year ended 6/30/01++             21.26          (0.18)          (3.81)          (3.99)             --           (2.53)
   Year ended 6/30/00++             24.51          (0.07)          (0.07)          (0.14)          (0.10)          (3.01)
   Year ended 6/30/99++             23.77           0.04            2.31            2.35           (0.04)          (1.57)
   Year ended 6/30/98++             23.12           0.11            3.55            3.66           (0.09)          (2.92)

MID CAP FUND (a)
Class R
   Year ended 6/30/02               14.61          (0.10)          (3.58)          (3.68)             --           (1.24)
   Year ended 6/30/01               24.85          (0.19)          (1.61)          (1.80)             --           (8.44)
   Year ended 6/30/00               19.80          (0.35)           8.07            7.72              --           (2.67)
   Year ended 6/30/99               21.89          (0.16)          (0.80)          (0.96)             --           (1.13)
   Year ended 6/30/98++             19.00          (0.18)           4.21            4.03              --           (1.14)

MID CAP FOCUS FUND (b)
Class R
   Year ended 6/30/02                8.69          (0.02)          (1.49)          (1.51)          (0.03)             --
   Year ended 6/30/01(g)            10.00           0.05           (1.33)          (1.28)          (0.03)             --

SMALL CAP FUND
Class R
   Year ended 6/30/02++             11.85          (0.07)          (3.08)          (3.15)             --           (0.09)
   Year ended 6/30/01++             22.20          (0.13)          (4.43)          (4.56)             --           (5.79)
   Year ended 6/30/00               16.58          (0.28)           5.90            5.62              --            0.00@
   Year ended 6/30/99++             20.73          (0.17)          (1.21)          (1.38)             --           (2.77)
   Year ended 6/30/98++             19.52          (0.15)           4.33            4.18              --           (2.97)
Class P
   Year ended 6/30/02++             11.54          (0.09)          (2.99)          (3.08)             --           (0.09)
   Year ended 6/30/01++             21.85          (0.17)          (4.35)          (4.52)             --           (5.79)
   Year ended 6/30/00               16.35          (0.28)           5.78            5.50              --            0.00@
   Year ended 6/30/99++             20.53          (0.21)          (1.20)          (1.41)             --           (2.77)
   Year ended 6/30/98++             19.48          (0.20)           4.22            4.02              --           (2.97)

U.S. FOCUS FUND (c)
Class R
   Year ended 6/30/02                7.77          (0.05)          (2.15)          (2.20)             --              --
   Year ended 6/30/01               11.53          (0.09)          (3.23)          (3.32)             --           (0.44)
   Period ended 6/30/00(h)          10.00           0.00@           1.53            1.53              --              --


The accompanying notes are an integral part of these financial statements.    64

                                                                                                   Ratio of Net
                                                  Net Asset                                         Investment
                                                   Value -                         Net Assets,     Income/(Loss)
                                    Total          End of          Total          End of Period     to Average
                                Distributions      Period         Return*           (in 000s)       Net Assets
----------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class R
   Year ended 6/30/02              $(1.45)         $ 9.97         (23.80)%         $  162,925           0.47%
   Year ended 6/30/01++             (2.53)          14.66         (20.57)             262,514          (0.56)
   Year ended 6/30/00++             (3.19)          21.11           0.47              414,632          (0.02)
   Year ended 6/30/99++             (1.67)          24.34          11.41              669,789           0.46
   Year ended 6/30/98++             (3.07)          23.68          17.31            1,382,874           0.71
Class P
   Year ended 6/30/02               (1.45)          10.01         (23.95)                  90           0.22
   Year ended 6/30/01++             (2.53)          14.74         (20.77)                 111          (0.81)
   Year ended 6/30/00++             (3.11)          21.26           0.01                1,639          (0.32)
   Year ended 6/30/99++             (1.61)          24.51          11.62                  219           0.21
   Year ended 6/30/98++             (3.01)          23.77          17.09                  198           0.46

MID CAP FUND (a)
Class R
   Year ended 6/30/02               (1.24)           9.69         (26.49)              98,526          (0.80)
   Year ended 6/30/01               (8.44)          14.61         (11.76)             164,497          (1.13)
   Year ended 6/30/00               (2.67)          24.85          42.46              224,944          (1.19)
   Year ended 6/30/99               (1.13)          19.80          (4.07)             382,483          (0.83)
   Year ended 6/30/98++             (1.14)          21.89          22.18              391,973          (0.84)

MID CAP FOCUS FUND (b)
Class R
   Year ended 6/30/02               (0.03)           7.15         (17.43)               1,264          (0.65)
   Year ended 6/30/01(g)            (0.03)           8.69         (12.86)               2,501           0.53+

SMALL CAP FUND
Class R
   Year ended 6/30/02++             (0.09)           8.61         (26.68)              46,707          (0.68)
   Year ended 6/30/01++             (5.79)          11.85         (21.71)              74,297          (0.85)
   Year ended 6/30/00               (0.00)@         22.20          34.12              102,622          (1.14)
   Year ended 6/30/99++             (2.77)          16.58          (4.14)             113,323          (1.09)
   Year ended 6/30/98++             (2.97)          20.73          23.23              203,437          (0.70)
Class P
   Year ended 6/30/02++             (0.09)           8.37         (26.79)                 978          (1.22)
   Year ended 6/30/01++             (5.79)          11.54         (21.91)              13,009          (1.10)
   Year ended 6/30/00               (0.00)@         21.85          33.95               27,927          (1.40)
   Year ended 6/30/99++             (2.77)          16.35          (4.39)              20,606          (1.35)
   Year ended 6/30/98++             (2.97)          20.53          22.44               21,548          (0.95)

U.S. FOCUS FUND (c)
Class R
   Year ended 6/30/02                  --            5.57         (28.31)                 986          (0.58)
   Year ended 6/30/01               (0.44)           7.77         (29.65)               1,858          (0.75)
   Period ended 6/30/00(h)             --           11.53          15.30                3,346          (0.08)+

                                                                               Expense Ratio
                                Net Investment                  Expense            Before
                                 Income/(Loss)                   Ratio        Deferral of Fees   Expense Ratio
                                    Before       Portfolio     Including         by Manager,       Excluding
                               Deferral of Fees   Turnover   Interest and    Including Interest   Interest and
                                  by Manager        Rate      Tax Expense     and Tax Expense     Tax Expense
--------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class R
   Year ended 6/30/02               $ 0.05          100%          1.50%             1.55%             1.50%
   Year ended 6/30/01++              (0.10)          81           1.43              1.43              1.42
   Year ended 6/30/00++               0.00@          79           1.49              1.49              1.46
   Year ended 6/30/99++               0.09           39           1.38              1.38              1.35
   Year ended 6/30/98++               0.17           54           1.20              1.20              1.19
Class P
   Year ended 6/30/02                 0.02          100           1.75              1.79              1.75
   Year ended 6/30/01++              (0.18)          81           1.68              1.68              1.67
   Year ended 6/30/00++              (0.07)          79           1.66              1.66              1.63
   Year ended 6/30/99++               0.04           39           1.63              1.63              1.60
   Year ended 6/30/98++               0.11           54           1.45              1.45              1.44

MID CAP FUND (a)
Class R
   Year ended 6/30/02                (0.20)         143           1.50              3.10              1.50
   Year ended 6/30/01                (0.34)          68           1.51              2.32              1.50
   Year ended 6/30/00                (0.45)          63           1.55              1.92              1.50
   Year ended 6/30/99                (0.16)          76           1.66              1.66              1.66
   Year ended 6/30/98++              (0.18)          24           1.57              1.57              1.56

MID CAP FOCUS FUND (b)
Class R
   Year ended 6/30/02                (0.52)         153           1.40              8.45              1.40
   Year ended 6/30/01(g)             (0.28)         179           1.41+             4.28              1.40

SMALL CAP FUND
Class R
   Year ended 6/30/02++              (0.08)         152           1.40              1.51              1.40
   Year ended 6/30/01++              (0.13)         117           1.36              1.36              1.35
   Year ended 6/30/00                (0.28)          93           1.35              1.35              1.35
   Year ended 6/30/99++              (0.17)          71           1.32              1.32              1.32
   Year ended 6/30/98++              (0.15)          69           1.24              1.24              1.24
Class P
   Year ended 6/30/02++              (0.12)         152           1.63              1.73              1.63
   Year ended 6/30/01++              (0.17)         117           1.61              1.61              1.60
   Year ended 6/30/00                (0.28)          93           1.61              1.61              1.61
   Year ended 6/30/99++              (0.21)          71           1.57              1.57              1.57
   Year ended 6/30/98++              (0.20)          69           1.49              1.49              1.49

U.S. FOCUS FUND (c)
Class R
   Year ended 6/30/02                (1.28)         204           1.41             19.93              1.40
   Year ended 6/30/01                (1.33)         237           1.49             13.49              1.40
   Period ended 6/30/00(h)           (0.13)         247           1.40+             4.37+             1.40+

                   Please refer to page 70 for endnotes to Financial Highlights.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Per-Share Data for the Year or Period Ended:

                                                                        Net Realized    Net Increase/
                                           Net Asset                         and          (Decrease)     Dividends     Distributions
                                            Value -          Net         Unrealized          from         from Net        from Net
                                         Beginning of    Investment    Gain/(Loss) on     Investment     Investment       Realized
                                            Period      Income/(Loss)    Investments      Operations       Income      Capital Gains
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Class R
   Year ended 6/30/02                       $12.44         $(0.06)         $ (2.14)         $(2.20)            --             --
   Year ended 6/30/01                        20.52          (0.17)           (6.12)          (6.29)            --         $(1.79)
   Year ended 6/30/00++                      18.97          (0.17)            2.11            1.94             --          (0.39)
   Year ended 6/30/99                        18.67           0.09             0.31            0.40             --          (0.10)
   Year ended 6/30/98++                      16.24           0.04             3.48            3.52         $(0.02)         (1.07)
Class P
   Year ended 6/30/02                        12.43          (0.08)           (2.15)          (2.23)            --             --
   Year ended 6/30/01                        20.57          (0.11)           (6.24)          (6.35)            --          (1.79)
   Year ended 6/30/00++                      18.92          (0.25)            2.29            2.04             --          (0.39)
   Year ended 6/30/99                        18.64           0.12             0.26            0.38             --          (0.10)
   Year ended 6/30/98++                      16.22          (0.01)            3.50            3.49             --          (1.07)

GLOBAL OPPORTUNITIES FUND
Class R
   Year ended 6/30/02                        12.74          (0.16)           (3.37)          (3.53)            --             --
   Year ended 6/30/01                        21.73          (0.18)           (7.64)          (7.82)            --          (1.17)
   Year ended 6/30/00                        19.21          (0.24)            4.42            4.18             --          (1.66)
   Year ended 6/30/99                        19.19          (0.12)            2.56            2.44          (0.22)         (2.20)
   Year ended 6/30/98++                      19.17           0.00@            3.87            3.87             --          (3.85)

GLOBAL FOCUS FUND (d)
Class R
   Year ended 6/30/02                        11.01          (0.11)           (3.46)          (3.57)            --             --
   Year ended 6/30/01++                      22.83          (0.13)           (7.74)          (7.87)            --          (3.95)
   Year ended 6/30/00++                      22.20          (0.43)            4.17            3.74             --          (3.11)
   Year ended 6/30/99++                      20.98          (0.09)            2.70            2.61          (0.34)         (1.05)
   Year ended 6/30/98++                      20.01           0.12             2.70            2.82             --          (1.85)

GLOBAL LONG-SHORT FUND
Class R
   Year ended 6/30/02                        13.16          (0.19)           (2.07)          (2.26)            --             --
   Year ended 6/30/01++                      30.80          (0.16)           (8.36)          (8.52)            --          (9.12)
   Year ended 6/30/00                        19.65          (0.60)           13.74           13.14             --          (1.99)
   Year ended 6/30/99 (l)++                  16.47          (0.06)            3.24            3.18             --             --
   Year ended 3/31/99(k)++                   12.70          (0.05)            4.92            4.87             --          (1.10)
   Year ended 3/31/98 (i)                    10.00           0.02             2.68            2.70             --             --

GLOBAL TECH, TELECOM AND MEDIA FUND (e)
Class R
   Year ended 6/30/02                        12.04          (0.08)           (4.68)          (4.76)            --             --
   Year ended 6/30/01                        34.17          (0.18)          (15.60)         (15.78)            --          (6.35)
   Year ended 6/30/00                        26.73          (0.35)           14.04           13.69             --          (6.25)
   Year ended 6/30/99                        22.88           0.01             6.35            6.36             --          (2.51)
   Year ended 6/30/98++                      19.61          (0.17)            7.19            7.02             --          (3.75)


The accompanying notes are an integral part of these financial statements.    66

                                                                                                              Ratio of Net
                                                                                                               Investment
                                                               Net Asset                                         Income/
                                                                Value -                        Net Assets,       (Loss)
                                                 Total          End of          Total         End of Period    to Average
                                             Distributions      Period         Return*          (in 000s)      Net Assets
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Class R
   Year ended 6/30/02                               --          $10.24         (17.68)%         $ 31,878         (0.19)%
   Year ended 6/30/01                           $(1.79)          12.44         (32.47)            54,941         (0.48)
   Year ended 6/30/00++                          (0.39)          20.52          10.16            184,588         (0.83)
   Year ended 6/30/99                            (0.10)          18.97           2.34            227,287          0.41
   Year ended 6/30/98++                          (1.09)          18.67          23.27             64,820          0.22
Class P
   Year ended 6/30/02                               --           10.20         (17.94)             2,759         (0.19)
   Year ended 6/30/01                            (1.79)          12.43         (32.66)             5,291         (0.74)
   Year ended 6/30/00++                          (0.39)          20.57          10.67              9,352         (1.15)
   Year ended 6/30/99                            (0.10)          18.92           2.18              2,352          0.16
   Year ended 6/30/98++                          (1.07)          18.64          23.03                  5         (0.03)

GLOBAL OPPORTUNITIES FUND
Class R
   Year ended 6/30/02                               --            9.21         (27.79)            21,498         (0.87)
   Year ended 6/30/01                            (1.17)          12.74         (37.25)            50,001         (1.14)
   Year ended 6/30/00                            (1.66)          21.73          21.46             85,723         (1.20)
   Year ended 6/30/99                            (2.42)          19.21          15.68             57,146         (0.61)
   Year ended 6/30/98++                          (3.85)          19.19          27.12             96,412         (0.02)

GLOBAL FOCUS FUND (d)
Class R
   Year ended 6/30/02                               --            7.44         (32.55)            26,292         (0.95)
   Year ended 6/30/01++                          (3.95)          11.01         (38.40)            53,354         (0.82)
   Year ended 6/30/00++                          (3.11)          22.83          17.14            115,839         (1.87)
   Year ended 6/30/99++                          (1.39)          22.20          13.89            136,792         (0.47)
   Year ended 6/30/98++                          (1.85)          20.98          15.44            269,667          0.58

GLOBAL LONG-SHORT FUND
Class R
   Year ended 6/30/02                               --           10.90         (16.79)            39,822         (0.80)
   Year ended 6/30/01++                          (9.12)          13.16         (34.33)            90,973         (0.68)
   Year ended 6/30/00                            (1.99)          30.80          67.54            368,301         (1.92)
   Year ended 6/30/99 (l)++                         --           19.65          19.61            216,300         (2.30)+
   Year ended 3/31/99(k)++                       (1.10)          16.47          39.87             83,638         (0.35)
   Year ended 3/31/98 (i)                           --           12.70          27.20             16,579          0.65+

GLOBAL TECH, TELECOM AND MEDIA FUND (e)
Class R
   Year ended 6/30/02                               --            7.28         (39.54)            82,514         (0.71)
   Year ended 6/30/01                            (6.35)          12.04         (52.92)           173,624         (0.87)
   Year ended 6/30/00                            (6.25)          34.17          51.53            498,516         (1.01)
   Year ended 6/30/99                            (2.51)          26.73          31.66            354,730          0.02
   Year ended 6/30/98++                          (3.75)          22.88          45.45            267,113         (0.85)

                                                                                          Expense Ratio
                                              Net Investment                Expense           Before
                                              Income/(Loss)                  Ratio       Deferral of Fees   Expense Ratio
                                                  Before       Portfolio   Including        by Manager,       Excluding
                                             Deferral of Fees  Turnover   Interest and  Including Interest  Interest and
                                                by Manager       Rate     Tax Expense    and Tax Expense     Tax Expense
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Class R
   Year ended 6/30/02                            $(0.14)         137%         1.65%            3.45%            1.65%
   Year ended 6/30/01                             (0.22)         186          1.77             2.36             1.65
   Year ended 6/30/00++                           (0.18)         207          1.80             1.92             1.65
   Year ended 6/30/99                              0.09          150          1.66             1.74             1.65
   Year ended 6/30/98++                           (0.04)         127          1.66             2.13             1.65
Class P
   Year ended 6/30/02                             (0.15)         137          1.93             3.73             1.92
   Year ended 6/30/01                             (0.20)         186          2.04             2.61             1.90
   Year ended 6/30/00++                           (0.27)         207          2.05             2.17             1.90
   Year ended 6/30/99                              0.12          150          1.91             1.99             1.90
   Year ended 6/30/98++                           (0.08)         127          1.91             2.38             1.90

GLOBAL OPPORTUNITIES FUND
Class R
   Year ended 6/30/02                             (0.09)         155          1.92             2.55             1.90
   Year ended 6/30/01                             (0.22)         186          2.00             2.26             1.90
   Year ended 6/30/00                             (0.26)         203          1.95             2.09             1.90
   Year ended 6/30/99                             (0.14)         172          2.01             2.40             1.90
   Year ended 6/30/98++                              --          135          1.96             2.37             1.90

GLOBAL FOCUS FUND (d)
Class R
   Year ended 6/30/02                             (0.19)         176          1.81             2.29             1.80
   Year ended 6/30/01++                           (0.16)         199          1.82             2.00             1.80
   Year ended 6/30/00++                           (0.44)         181          2.73             2.76             1.80
   Year ended 6/30/99++                           (0.09)         115          1.76             1.76             1.73
   Year ended 6/30/98++                            0.12          151          1.81             1.81             1.80

GLOBAL LONG-SHORT FUND
Class R
   Year ended 6/30/02                             (0.25)         425          2.44             2.97             2.35
   Year ended 6/30/01++                           (0.16)         143          3.05             3.05             2.25
   Year ended 6/30/00                             (0.60)         204          3.91             3.91             2.06
   Year ended 6/30/99 (l)++                       (0.06)          43          4.18+            4.61+            2.35+
   Year ended 3/31/99(k)++                        (0.09)         226          3.40             3.79             2.35
   Year ended 3/31/98 (i)                         (0.05)          84          2.78+            5.19+            2.35+

GLOBAL TECH, TELECOM AND MEDIA FUND (e)
Class R
   Year ended 6/30/02                             (0.08)         137          1.90             1.94             1.90
   Year ended 6/30/01                             (0.18)         143          1.69             1.69             1.69
   Year ended 6/30/00                             (0.35)         186          1.49             1.49             1.47
   Year ended 6/30/99                              0.01          146          1.69             1.69             1.68
   Year ended 6/30/98++                           (0.17)          80          1.93             1.93             1.90

                   Please refer to page 70 for endnotes to Financial Highlights.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Per-Share Data for the Year or Period Ended:

                                                                        Net Realized    Net Increase/
                                           Net Asset                         and         (Decrease)       Dividends    Distributions
                                            Value -          Net         Unrealized         from           from Net      from Net
                                         Beginning of     Investment   Gain/(Loss) on    Investment       Investment     Realized
                                            Period      Income/(Loss)    Investments     Operations         Income     Capital Gains
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class R
   Year ended 6/30/02                       $ 8.92         $ 0.02          $(0.30)         $(0.28)              --            --
   Year ended 6/30/01++                      12.04           0.01           (3.13)          (3.12)              --            --
   Year ended 6/30/00++                      10.24          (0.12)           1.92            1.80               --            --
   Year ended 6/30/99                         9.86           0.92           (0.54)           0.38               --            --
   Year ended 6/30/98                        16.85           0.07           (6.58)          (6.51)         $ (0.15)       $(0.33)

EMERGING MARKETS FOCUS FUND (f)
Class R
   Year ended 6/30/02                        14.00           0.07            0.44            0.51            (0.10)           --
   Year ended 6/30/01                        16.57           0.20           (2.73)          (2.53)           (0.04)           --
   Year ended 6/30/00                        13.15           0.19            3.47            3.66            (0.16)        (0.08)
   Period ended 6/30/99(l)                    9.63           0.04            3.48            3.52               --            --
   Year ended 3/31/99(j)++                   11.43           0.12           (1.76)          (1.64)           (0.16)           --

TOTAL RETURN BOND FUND
Class R
   Year ended 6/30/02                        11.85           0.43            0.36            0.79            (0.45)        (0.22)
   Year ended 6/30/01                        11.33           0.70            0.52            1.22            (0.70)           --
   Year ended 6/30/00                        11.66           0.77           (0.20)           0.57            (0.75)        (0.15)
   Year ended 6/30/99                        12.44           0.73           (0.35)           0.38            (0.74)        (0.42)
   Period ended 6/30/98                      12.00           0.72            0.56            1.28            (0.72)        (0.12)

SHORT DURATION GOVERNMENT BOND FUND
Class R
   Year ended 6/30/02                        10.20           0.46            0.22            0.68            (0.49)        (0.13)
   Year ended 6/30/01++                       9.90           0.58            0.30            0.88            (0.58)           --
   Year ended 6/30/00                        10.04           0.58           (0.14)           0.44            (0.58)           --
   Year ended 6/30/99                        10.14           0.53           (0.05)           0.48            (0.53)        (0.05)
   Year ended 6/30/98                         9.99           0.57            0.16            0.73            (0.56)        (0.02)

GOVERNMENT MONEY MARKET FUND
Class R
   Year ended 6/30/02                         1.00          0.021           0.000ss.        0.021           (0.021)           --
   Year ended 6/30/01                         1.00          0.055           0.000ss.        0.055           (0.055)           --
   Year ended 6/30/00                         1.00          0.054           0.000ss.        0.054           (0.054)           --
   Year ended 6/30/99                         1.00          0.047           0.000ss.        0.047           (0.047)           --
   Year ended 6/30/98                         1.00          0.052           0.000ss.        0.052           (0.052)           --


The accompanying notes are an integral part of these financial statements.    68


                                                                                                         Ratio of Net
                                                           Net Asset                                      Investment
                                                            Value -                        Net Assets,   Income/(Loss)
                                            Total           End of          Total         End of Period   to Average
                                        Distributions       Period         Return*          (in 000s)     Net Assets
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class R
   Year ended 6/30/02                           --          $ 8.64          (3.14)%         $134,622          0.27%
   Year ended 6/30/01++                         --            8.92         (25.91)           166,948          0.12
   Year ended 6/30/00++                         --           12.04          17.58            290,505         (1.03)
   Year ended 6/30/99                           --           10.24           3.85            344,907          0.01
   Year ended 6/30/98                       $(0.48)           9.86         (39.20)           758,911          0.55

EMERGING MARKETS FOCUS FUND (f)
Class R
   Year ended 6/30/02                        (0.10)          14.41           3.80             22,974          0.60
   Year ended 6/30/01                        (0.04)          14.00         (15.26)            10,156          1.68
   Year ended 6/30/00                        (0.24)          16.57          27.91              4,725          0.66
   Period ended 6/30/99(l)                      --           13.15          36.55              2,551          0.05
   Year ended 3/31/99(j)++                   (0.16)           9.63         (14.04)             1,655          1.24

TOTAL RETURN BOND FUND
Class R
   Year ended 6/30/02                        (0.67)          11.97           8.81             38,841          5.38
   Year ended 6/30/01                        (0.70)          11.85          11.06             31,788          6.02
   Year ended 6/30/00                        (0.90)          11.33           4.96             28,112          6.78
   Year ended 6/30/99                        (1.16)          11.66           3.20             38,476          5.88
   Period ended 6/30/98                      (0.84)          12.44          10.92             77,694          5.81

SHORT DURATION GOVERNMENT BOND FUND
Class R
   Year ended 6/30/02                        (0.62)          10.26           6.80            449,648          4.38
   Year ended 6/30/01++                      (0.58)          10.20           9.09            267,444          5.70
   Year ended 6/30/00                        (0.58)           9.90           4.55            171,879          5.84
   Year ended 6/30/99                        (0.58)          10.04           4.82            154,365          5.21
   Year ended 6/30/98                        (0.58)          10.14           7.56             66,357          5.83

GOVERNMENT MONEY MARKET FUND
Class R
   Year ended 6/30/02                       (0.021)           1.00           2.16            239,690          2.31
   Year ended 6/30/01                       (0.055)           1.00           5.64            774,203          5.56
   Year ended 6/30/00                       (0.054)           1.00           5.49            794,632          5.41
   Year ended 6/30/99                       (0.047)           1.00           4.81            575,387          4.71
   Year ended 6/30/98                       (0.052)           1.00           5.27            724,619          5.15

                                          Net Investment                              Expense Ratio
                                          Income/(Loss)                 Expense           Before
                                              Before                     Ratio       Deferral of Fees   Expense Ratio
                                           Deferral of    Portfolio    Including        by Manager,       Excluding
                                               Fees        Turnover  Interest and   Including Interest  Interest and
                                            by Manager       Rate     Tax Expense    and Tax Expense     Tax Expense
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class R
   Year ended 6/30/02                        $(0.05)          95%         1.95%            2.82%            1.90%
   Year ended 6/30/01++                       (0.04)          97          1.98             2.46             1.90
   Year ended 6/30/00++                       (0.13)         113          2.29             2.45             1.90
   Year ended 6/30/99                          0.96           86          2.05             2.15             1.90
   Year ended 6/30/98                          0.07           97          1.65             1.65             1.60

EMERGING MARKETS FOCUS FUND (f)
Class R
   Year ended 6/30/02                         (0.21)         206          1.59             4.66             1.47
   Year ended 6/30/01                         (0.15)         182          1.72             4.37             1.60
   Year ended 6/30/00                         (0.79)         264          1.62             6.15             1.60
   Period ended 6/30/99(l)                    (0.10)         200          1.73             8.82             1.73
   Year ended 3/31/99(j)++                    (0.52)         437          2.10             8.68             2.10

TOTAL RETURN BOND FUND
Class R
   Year ended 6/30/02                          0.40          193          0.71             1.42             0.70
   Year ended 6/30/01                          0.63          449          0.95             1.59             0.70
   Year ended 6/30/00                          0.75          176          0.80             1.13             0.70
   Year ended 6/30/99                          0.72          158          1.16             1.25             0.70
   Period ended 6/30/98                        0.71          390          1.29             1.34             0.70

SHORT DURATION GOVERNMENT BOND FUND
Class R
   Year ended 6/30/02                          0.39          400          0.87             1.53             0.60
   Year ended 6/30/01++                        0.53          245          1.68             2.46             0.60
   Year ended 6/30/00                          0.56          188          1.11             1.61             0.63
   Year ended 6/30/99                          0.48          199          1.35             1.85             0.62
   Year ended 6/30/98                          0.51          502          1.15             1.73             0.28

GOVERNMENT MONEY MARKET FUND
Class R
   Year ended 6/30/02                         0.021          N/A          0.49             0.53             0.49
   Year ended 6/30/01                         0.055          N/A          0.45             0.45             0.45
   Year ended 6/30/00                         0.054          N/A          0.46             0.46             0.46
   Year ended 6/30/99                         0.047          N/A          0.50             0.50             0.50
   Year ended 6/30/98                         0.052          N/A          0.53             0.48             0.53

                   Please refer to page 70 for endnotes to Financial Highlights.

--------------------------------
ENDNOTES TO FINANCIAL HIGHLIGHTS
--------------------------------

(a) The Montgomery Mid Cap Fund was formerly named the Montgomery U.S. Emerging Growth Fund.

(b) The Montgomery Mid Cap Focus Fund was formerly named the Montgomery Mid Cap 20 Portfolio.

(c) The Montgomery U.S. Focus Fund was formerly named the Montgomery U.S. Select 20 Portfolio.

(d) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.

(e) The Montgomery Global Tech, Telecom and Media Fund was formerly named the Montgomery Global Communications Fund.

(f) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.

(g)   The Montgomery Mid Cap Focus Fund commenced operations on October 31,
      2000.

(h)   The Montgomery U.S. Focus Fund commenced operations on December 31, 1999.

(i) The Montgomery Global Long-Short Fund commenced operations on December 31, 1997.

(j) The Montgomery Emerging Markets Focus Fund commenced operations on December 31, 1997.

(k) The Montgomery Global Long-Short Fund's Class R shares were issued in exchange for Class A shares on January 29, 1999.

(l)   The Fund changed its year end from March 31 to June 30.

*     Total return represents aggregate total return for the periods indicated.

+     Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

@     Amount represents less than $0.01 per share.

# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.


The accompanying notes are an integral part of these financial statements.    70

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2002, the Trusts had 17 publicly offered series (individually, a "Fund" and collectively, the "Funds"). The Montgomery Funds includes the following: Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Mid Cap Focus Fund; Montgomery Small Cap Fund; Montgomery U.S. Focus Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Tech, Telecom and Media Fund (formerly Montgomery Global Communications Fund); Montgomery Emerging Markets Fund; Montgomery Total Return Bond Fund; Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund. The Montgomery Funds II includes the following: Montgomery Global Long-Short Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Series: Emerging Markets Portfolio and Montgomery Institutional Series: International Growth Portfolio.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

The Trusts offer up to seven different classes of shares for certain Funds--Class R shares, Class P shares, Class A shares, Class B shares, Class C shares, Class ML shares and Class I shares. The classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, and certain transfer agency and related expenses. All classes of shares have equal voting privileges, except that shareholders of a class have exclusive voting rights with respect to matters related solely to that class. The Financial Highlights of the Class A, Class B, Class C, Class ML and Class I shares are presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

For the Montgomery Government Money Market Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Foreign Currency

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. Forward Foreign-Currency Exchange Contracts

The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are reflected along with the net realized gain/(loss) and unrealized appreciation/ (depreciation) from investments and securities sold short.

d. Repurchase Agreements

Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral debt obligations, including the risk of a possible decline in the value of the underlying debt obligations during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. Dollar Roll Transactions

The Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

f. Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. Futures Contracts

Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Montgomery Government Money Market Fund) may, however, enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as a realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. Equity Swaps

The Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Mid Cap Focus Fund; Montgomery Small Cap Fund; Montgomery U.S. Focus Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Tech, Telecom and Media Fund and Montgomery Emerging Markets Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

i. Short Sales/Forward Commitments

The Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at a later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position. Interest received on collateral is included in interest income in the Statement of Operations.

Forward commitments are obligations to buy or sell investments to settle on future dates. These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At June 30, 2002, there were no forward commitments outstanding.

j. Options

The Funds (except the Montgomery Government Money Market Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices on that day are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. Securities Lending

All Funds, except the Montgomery Global Long-Short Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund, may lend investment securities to investors who borrow securities to complete certain transactions. By lending

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

l. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Each of the multi-class Funds' investment income and realized and unrealized gains and losses are allocated daily among the Funds' classes based on the relative net assets of each class of shares.

m. Federal Income Taxes

Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

n. Cash

Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities, including amounts held at brokers. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

o. Expenses

General expenses of the Trusts are allocated to the relevant Funds based on relative net assets or by another reasonable method. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets, or by another reasonable method, of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements and Administrative Agreements (collectively, the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements.

Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's or class's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, brokerage fees, extraordinary expenses and taxes, at or below the percentages of each class's average net assets as listed in the following table. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The Operating Expense Agreements have a one-year term, extendable for an additional year at the end of each fiscal year.

The Manager has reimbursed the Montgomery Global Long-Short Fund $338,944 to compensate for a transaction loss on an investment due to a trading error.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on its average daily net assets. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals. The Manager has recouped previously deferred fees during the year ended June 30, 2002. These amounts have been included with current annual management fees in the Statements of Operations and are part of the effective management fee shown. Also included in other expenses are absorbed expenses recouped from the previous year. For the year ended June 30, 2002, the Manager has recouped management fees and other expenses, deferred fees and/or absorbed expenses, and deferred management fees and absorbed expenses, including class specific expenses, subject to recoupment as listed in the following table.

                                                                                                                       Deferred
                                                                                                                      Management
                                                                                                                       Fees and
                                                                                                                       Absorbed
                Contractual    Effective                  Management      Absorbed                                     Expenses
                Management    Management  Administration     Fees         Expenses       Deferred       Absorbed      Subject to
Fund                Fee           Fee           Fee        Recouped       Recouped         Fees         Expenses      Recoupment
--------------------------------------------------------------------------------------------------------------------------------
Growth .......     1.00%         1.00%         0.07%              --         --         $   99,236         --         $   99,236
Mid Cap ......     1.40          2.65          0.07       $1,559,838         --          1,995,695         --          1,995,695

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                                                                                          Deferred
                                                                                                                         Management
                                                                                                                          Fees and
                                                                                                                          Absorbed
                                  Contractual    Effective                  Management  Absorbed                          Expenses
                                  Management    Management  Administration     Fees     Expenses   Deferred   Absorbed   Subject to
Fund                                  Fee           Fee           Fee        Recouped   Recouped     Fees     Expenses   Recoupment
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Focus ...................    1.00%         1.00%         0.07%              --  $ 23,201  $   16,557  $100,007   $  140,880
Small Cap .......................    1.00          1.00          0.07               --        --      63,503        --       63,503
U.S. Focus ......................    1.00          1.00          0.07               --    19,492      13,839   242,191      576,722
International Growth ............    1.10          2.39          0.07       $  576,222        --     798,749        --      798,749
Global Opportunities ............    1.25          2.02          0.07          162,318        --     217,788        --      217,788
Global Focus ....................    1.25          1.91          0.07          138,419        --     314,903        --      314,903
Global Long-Short ...............    1.50          1.50          0.07               --        --     252,074    81,568      333,642
Global Tech, Telecom and Media ..    1.25          1.25          0.07               --        --      47,874        --       47,874
Emerging Markets ................    1.25          1.93          0.07        1,006,068        --   1,281,887        --    1,281,887
Emerging Markets Focus ..........    1.10          1.10          0.07               --   182,115     116,076   193,833      539,554
Total Return Bond ...............    0.30          0.83          0.25          190,268        --     308,301    21,964      330,265
Short Duration Government Bond ..    0.50          0.80          0.05        1,115,295        --   1,893,033        --    1,893,033
Government Money Market .........    0.30          0.32          0.05               --        --     201,818        --      201,818

On June 30, 2002, the expense limitation for each Fund by class is listed in the table below.

Fund                                        Class R    Class P    Class A    Class B    Class C
-----------------------------------------------------------------------------------------------
Growth .................................      1.50%      1.75%        --         --         --
Mid Cap ................................      1.50         --         --         --         --
Mid Cap Focus ..........................      1.40         --       1.40%      2.15%      2.15%
Small Cap ..............................      1.40       1.65         --         --         --
U.S. Focus .............................      1.40         --       1.25       2.00       2.00
International Growth ...................      1.65       1.90         --         --         --
Global Opportunities ...................      1.90         --         --         --         --
Global Focus ...........................      1.80         --       1.60       2.35       2.35
Global Long-Short ......................      2.35         --       2.60       3.35       3.35
Global Tech, Telecom and Media .........      1.90         --         --         --         --
Emerging Markets .......................      1.90         --       2.05       2.80       2.80
Emerging Markets Focus .................      1.60         --       2.05       2.80       2.80
Total Return Bond ......................      0.70         --       0.90       1.65       1.65
Short Duration Government Bond .........      0.60       0.85       0.90       1.65       1.65
Government Money Market ................      0.60       0.85       0.85       1.10       1.10

On June 30, 2002, the expense limitation for the Global Long-Short Fund - Class ML was 3.35%, and the expense limitation for the Total Return Bond Fund - Class I was 0.42%. Expense limitations are exclusive of Rule 12b-1 fees but include shareholder servicing fees.

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II). As of January 1, 2002, the allocation to The Montgomery Funds was reduced to $36,500.

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred Trustees' fees are adjusted for the market fluctuation of the elected Funds' shares. The deferred fees payable under the Compensation Plan at June 30, 2002, are included in Trustees' fees and expenses payable for the applicable Funds in the Statements of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P, Class A, Class B, Class C and Class ML shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the affected classes. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P and Class A shares, and up to 0.75% of its aggregate average daily net assets attributable to its Class B, Class C and Class ML shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for distribution expenses of that Class, including, but not limited to: (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for: (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper,

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class A, Class B, Class C and Class ML shares.

4. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 2002, were as follows:

Fund                                             Purchases            Sales
--------------------------------------------------------------------------------

Growth .................................      $  205,938,988      $  247,657,354
Mid Cap ................................         164,683,283         179,514,820
Mid Cap Focus ..........................           2,105,094           2,315,292
Small Cap ..............................          95,463,001         111,586,609
U.S. Focus .............................           2,719,969           3,131,783
International Growth ...................          59,449,280          72,085,155
Global Opportunities ...................          51,762,329          65,033,460
Global Focus ...........................          62,753,167          74,433,166
Global Long-Short ......................         260,335,348         289,183,089
Global Tech, Telecom and Media .........         149,413,635         166,064,215
Emerging Markets .......................         137,074,035         159,819,195
Emerging Markets Focus .................          30,799,552          20,403,956
Total Return Bond ......................         375,898,664         371,320,701
Short Duration Government Bond .........       1,149,200,917       1,034,858,511

The aggregate amounts of purchases and sales of long-term U.S. government securities during the year ended June 30, 2002, were as follows:

Fund                                               Purchases           Sales
--------------------------------------------------------------------------------

Total Return Bond ........................       $  9,505,640       $  9,426,646
Short Duration Government Bond ...........        666,162,464        571,994,430

b. Information regarding dollar roll transactions was as follows:

                                                                                                             Average
                                      Maximum          Principal          Average            Average          Amount
                                       Amount            Amount           Amount             Shares         per Share
                                    Outstanding       Outstanding       Outstanding        Outstanding     Outstanding        Fee
                                       During            as of            During             During           During         Income
Fund                                 the Period         6/30/02         the Period         the Period       the Period       Earned
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond ...............   $23,821,967       $5,561,533        $9,599,995          3,510,872         $2.73         $246,517
Short Duration Government Bond ..    28,841,032               --         4,432,622         36,632,997          0.12           88,914

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002.

c. Information regarding reverse repurchase agreements was as follows:

                                                                                                  Average
                                          Maximum              Average            Average          Amount
                                          Amount               Amount             Shares         per Share
                                        Outstanding         Outstanding        Outstanding      Outstanding     Average
                                          During               During             During           During      Interest     Interest
Fund                                    the Period           the Period         the Period       the Period      Rate        Expense
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond ................     $  3,227,925         $   531,912          3.510.872         $0.15         1.54%      $  7,939
Short Duration Government Bond ...      118,482,500          55,985,386         36,632,997          1.53         1.92        964,591

The average amount outstanding during the year was calculated by totaling amounts outstanding at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002. There were no reverse repurchase agreements outstanding at June 30, 2002.

d. The schedule of forward foreign-currency exchange contracts at June 30, 2002, was as follows:

                                                                                                                      Net Unrealized
                                                      Foreign-Currency                      Settlement   In Exchange   Appreciation/
Fund                                                       Amount                              Date       for ($US)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
International Growth:
Forward Foreign-Currency Exchange Contracts
  to Receive
                                                           109,126     British Pound         07/02/02    $  166,434     $ (1,348)
                                                           777,837     European Union Euro   07/02/02       767,453       (5,703)
                                                         2,990,683     Thai Baht             07/02/02        71,961           26
                                                           640,074     European Union Euro   07/03/02       631,501       (7,459)
                                                        14,842,109     Japanese Yen          07/03/02       123,871       (1,437)
                                                            97,297     European Union Euro   07/17/02        95,934       (1,140)
                                                                                                         ----------     --------
                                                                                Total                    $1,857,154     $(17,061)
                                                                                                         ==========     ========
Forward Foreign-Currency Exchange Contracts
  to Deliver
                                                         1,151,430     Danish Krone          07/02/02    $  152,915     $   (710)

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                                                                                      Net Unrealized
                                    Foreign-Currency                                         Settlement  In Exchange   Appreciation/
Fund                                     Amount                                                 Date      for ($US)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
                                             90,136   British Pound                           07/03/02      138,576         1,113
                                                                                                         ----------      --------
                                                                Total                                    $  291,491      $    403
                                                                                                         ==========      ========
                                                                Net Unrealized Depreciation                              $(16,658)
                                                                                                                         ========
Global Opportunities:
Forward Foreign-Currency Exchange
  Contracts to Receive
                                             63,998   European Union Euro                     07/01/02   $   63,143      $   (431)
                                             49,828   European Union Euro                     07/02/02       49,163          (165)
                                             98,676   European Union Euro                     07/03/02       97,355        (1,150)
                                                                                                         ----------      --------
                                                                Total                                    $  209,661      $ (1,746)
                                                                                                         ==========      ========
Forward Foreign-Currency Exchange
  Contracts to Deliver
                                             11,324   British Pound                           07/01/02   $  169,786      $   (295)
                                             68,449   Czech Forint                            07/01/02       45,920          (166)
                                          1,114,287   Danish Krone                            07/01/02      147,983          (688)
                                            170,897   European Union Euro                     07/01/02      168,615           573
                                          9,605,157   Japanese Yen                            07/01/02       80,160          (124)
                                            615,434   Swedish Krona                           07/01/02       66,863          (282)
                                                                                                         ----------      --------
                                                                Total                                    $  679,327      $   (982)
                                                                                                         ==========      ========
                                                                Net Unrealized Depreciation                              $ (2,728)
                                                                                                                         ========
Global Focus:
Forward Foreign-Currency Exchange
  Contracts to Receive
                                            236,823   European Union Euro                     07/03/02   $  233,651      $ (2,760)
                                         79,210,461   Japanese Yen                            07/03/02      661,086        (7,667)
                                                                                                         ----------      --------
                                                                Total                                    $  894,737      $(10,427)
                                                                                                         ==========      ========
Global Long-Short:
Forward Foreign-Currency Exchange
  Contracts to Receive
                                          1,538,446   Japanese Yen                            07/03/02   $   12,840      $     19
                                            541,302   Norwegian Krone                         07/03/02       71,951          (583)
                                                                                                         ----------      --------
                                                                Total                                    $   84,791      $   (564)
                                                                                                         ==========      ========
Forward Foreign-Currency Exchange
  Contracts to Deliver
                                        131,238,521   Japanese Yen                            07/02/02   $1,095,252        12,714
                                                                                                                         --------
                                                                Net Unrealized Appreciation                              $ 12,150
                                                                                                                         ========
Global Tech, Telecom and Media:
Forward Foreign-Currency Exchange
  Contracts to Receive
                                            460,275   European Union Euro                     07/02/02   $  454,130      $ (3,892)
                                          4,942,196   Thai Baht                               07/03/02      118,916          (172)
                                                                                                         ----------      --------
                                                                Total                                    $  573,046      $ (4,064)
                                                                                                         ==========      ========
Emerging Markets:
Forward Foreign-Currency Exchange
  Contracts to Deliver
                                            143,635   Brazilian Real                          07/01/02   $   50,844      $   (481)
                                    610,199,789,400   Turkish Lira                            07/01/02      384,863        (3,964)
                                                                                                         ----------      --------
                                                                Total                                    $  435,707      $ (4,445)
                                                                                                         ==========      ========
Emerging Markets Focus:
Forward Foreign-Currency Exchange
  Contracts to Receive
                                          9,210,488   South African Rand                      07/03/02   $  888,034      $ (7,492)
                                                                                                         ==========      ========

e. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, each of the Funds of The Montgomery Funds and The Montgomery Funds II (except the Montgomery Global Long-Short Fund) may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000.

The Montgomery Global Long-Short Fund maintained its own revolving line of credit with Bank of America N.A., Credit Lyonnaise, Union Bank of California and National Bank of Australia in the amounts of $32,500,000, $25,000,000, $25,000,000 and $27,500,000, respectively, not to exceed $100,000,000 in the aggregate. Beginning December 17, 2001, the line of credit was reduced to not exceed $50,000,000. On April 17, 2002, the line of credit was reduced to $20,000,000 and maintained with Union Bank.

For the year ended June 30, 2002, borrowings by the Funds under the agreement were as follows:

                             Amount Outstanding   Average Amount      Maximum          Average       Average    Average Debt
Fund                             at 6/30/02         Outstanding   Debt Outstanding  Interest Rate     Shares      per Share
----------------------------------------------------------------------------------------------------------------------------
International Growth ....            --               $59,726        $1,800,000         2.42%       4,142,759       $0.01

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                             Amount Outstanding   Average Amount      Maximum          Average       Average    Average Debt
Fund                             at 6/30/02         Outstanding   Debt Outstanding  Interest Rate     Shares      per Share
----------------------------------------------------------------------------------------------------------------------------
Global Opportunities ......              --          $ 96,438        $3,700,000         2.35%       3,228,873       0.02
Emerging Markets ..........      $3,000,000           254,421         3,000,000         2.29%      17,316,482       0.01
Emerging Markets Focus ....              --             9,589           500,000         2.33%         786,684       0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2002.

f. At June 30, 2002, the following Fund had futures contracts open:

                                                                    Unrealized
                             Number    Aggregate                   Appreciation/
                              of      Face Value     Expiration   (Depreciation)
Fund                       Contracts   in (000s)        Date         in (000s)
--------------------------------------------------------------------------------
Global Long-Short:
Purchases:
Hang Seng Index .........      6         $408         07/01/02         $ (5)
S&P 500 Index ...........      4          990         09/01/02          (22)
                                                                       ----
                               Net Unrealized Depreciation             $(27)
                                                                       ====

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Money Market Fund is a money market fund, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund) deducts a redemption fee of 2% from the net proceeds of shares redeemed (or exchanged) within three months of purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital in the Statements of Assets and Liabilities. Class A shares are sold with a front-end sales charge of up to 5.75% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 5% to zero, depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase.

                                             Shares                                                 Dollars
                       ---------------------------------------------------  --------------------------------------------------------
                                   Issued as                                              Issued as
                                  Reinvestment               Net Increase/               Reinvestment                  Net Increase/
                         Sold     of Dividends   Redeemed     (Decrease)       Sold      of Dividends     Redeemed      (Decrease)
                       ---------  ------------  -----------  -------------  -----------  ------------  --------------  -------------
GROWTH FUND
R Shares
Year ended 6/30/02 ..  2,459,552    1,963,486   (5,994,670)   (1,571,632)   $26,107,931  $23,679,636   $ (68,968,135)  $(19,180,568)
Year ended 6/30/01 ..  2,220,341    2,466,721   (6,422,997)   (1,735,935)    43,593,197   43,340,288    (122,258,996)   (35,325,511)
P Shares
Year ended 6/30/02 ..        510          935           (1)        1,444          6,279       11,332             (10)        17,601
Year ended 6/30/01 ..     70,021          989     (140,594)      (69,584)     1,522,524       17,493      (3,013,343)    (1,473,326)

MID CAP FUND
R Shares
Year ended 6/30/02 ..    346,474    1,113,267   (2,544,709)   (1,084,968)     3,925,513   12,646,715     (28,951,803)   (12,379,575)
Year ended 6/30/01 ..    925,731    3,969,558   (2,690,784)    2,204,505     20,253,995   67,006,137     (56,375,070)    30,885,062

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                            Shares
                                   -----------------------------------------------------------
                                                  Issued as
                                                Reinvestment                     Net Increase/
                                     Sold       of Dividends      Redeemed        (Decrease)
                                   ---------    ------------     ----------      -------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued
MID CAP FOCUS FUND
R Shares
Year ended 6/30/02 ..........         14,257            658        (126,027)        (111,112)
Year ended 6/30/01 ..........        419,434            742        (132,164)         288,012
A Shares
Year ended 6/30/02 ..........             13             --              --               13
Year ended 6/30/01 ..........             --             --              --               --
B Shares
Year ended 6/30/02 ..........             13             --              --               13
Year ended 6/30/01 ..........             --             --              --               --
C Shares
Year ended 6/30/02 ..........            297             --              --              297
Year ended 6/30/01 ..........             --             --              --               --

SMALL CAP FUND
R Shares
Year ended 6/30/02 ..........        490,242         53,963      (1,390,446)        (846,241)
Year ended 6/30/01 ..........        579,278      2,006,410        (938,402)       1,647,286
P Shares
Year ended 6/30/02 ..........         71,057          1,701      (1,082,904)      (1,010,146)
Year ended 6/30/01 ..........        153,258        601,414        (905,723)        (151,051)

U.S. FOCUS FUND
R Shares
Year ended 6/30/02 ..........         37,332             --         (99,663)         (62,331)
Year ended 6/30/01 ..........        283,390         12,439        (346,867)         (51,038)
A Shares
Year ended 6/30/02 ..........              2             --              --                2
Year ended 6/30/01 ..........             --             --              --               --
B Shares
Year ended 6/30/02 ..........              2             --              --                2
Year ended 6/30/01 ..........             --             --              --               --
C Shares
Year ended 6/30/02 ..........              2             --              --                2
Year ended 6/30/01 ..........             --             --              --               --

INTERNATIONAL GROWTH FUND
R Shares
Year ended 6/30/02 ..........      2,072,371             --      (3,374,095)      (1,301,724)
Year ended 6/30/01 ..........        925,580        571,633      (6,076,085)      (4,578,872)
P Shares
Year ended 6/30/02 ..........        158,143             --        (313,200)        (155,057)
Year ended 6/30/01 ..........        350,956            662        (380,743)         (29,125)

GLOBAL OPPORTUNITIES FUND
R Shares
Year ended 6/30/02 ..........        835,223             --      (2,425,103)      (1,589,880)
Year ended 6/30/01 ..........      3,405,313        260,416      (3,684,805)         (19,076)

GLOBAL FOCUS FUND
R Shares
Year ended 6/30/02 ..........      1,934,823             --      (3,245,795)      (1,310,972)
Year ended 6/30/01 ..........      1,355,715      1,180,505      (2,764,774)        (228,554)
A Shares
Year ended 6/30/02 ..........          1,130             --          (1,252)            (122)
Year ended 6/30/01 ..........             54            259            (356)             (43)
B Shares
Year ended 6/30/02 ..........              1             --              --                1
Year ended 6/30/01 ..........             --             --              --               --

                                                                Dollars
                                   -------------------------------------------------------------------
                                                      Issued as
                                                    Reinvestment                         Net Increase/
                                      Sold          of Dividends        Redeemed           (Decrease)
                                   -----------      ------------     -------------       -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued

MID CAP FOCUS FUND
R Shares
Year ended 6/30/02 ..........      $   107,483      $     5,272      $    (931,140)      $   (818,385)
Year ended 6/30/01 ..........        4,101,139            7,013         (1,076,058)         3,032,094
A Shares
Year ended 6/30/02 ..........               96               --                 --                 96
Year ended 6/30/01 ..........               --               --                 --                 --
B Shares
Year ended 6/30/02 ..........               96               --                 --                 96
Year ended 6/30/01 ..........               --               --                 --                 --
C Shares
Year ended 6/30/02 ..........            2,077               --                 --              2,077
Year ended 6/30/01 ..........               --               --                 --                 --

SMALL CAP FUND
R Shares
Year ended 6/30/02 ..........        4,727,409          556,893        (13,634,087)        (8,349,785)
Year ended 6/30/01 ..........        7,986,440       24,859,419        (13,743,542)        19,102,317
P Shares
Year ended 6/30/02 ..........          671,387           17,075         (9,774,505)        (9,086,043)
Year ended 6/30/01 ..........        2,561,066        7,265,080        (11,092,798)        (1,266,652)

U.S. FOCUS FUND
R Shares
Year ended 6/30/02 ..........          240,542               --           (666,742)          (426,200)
Year ended 6/30/01 ..........        3,076,977          123,392         (3,439,789)          (239,420)
A Shares
Year ended 6/30/02 ..........               10               --                 --                 10
Year ended 6/30/01 ..........               --               --                 --                 --
B Shares
Year ended 6/30/02 ..........               10               --                 --                 10
Year ended 6/30/01 ..........               --               --                 --                 --
C Shares
Year ended 6/30/02 ..........               10               --                 --                 10
Year ended 6/30/01 ..........               --               --                 --                 --

INTERNATIONAL GROWTH FUND
R Shares
Year ended 6/30/02 ..........       21,802,824               --        (35,752,262)       (13,949,438)
Year ended 6/30/01 ..........       15,085,657        8,928,907       (108,041,738)       (84,027,174)
P Shares
Year ended 6/30/02 ..........        1,675,582               --         (3,404,252)        (1,728,670)
Year ended 6/30/01 ..........        5,218,579           10,348         (5,751,247)          (522,320)

GLOBAL OPPORTUNITIES FUND
R Shares
Year ended 6/30/02 ..........        8,883,381               --        (25,442,172)       (16,558,791)
Year ended 6/30/01 ..........       61,992,039        4,299,474        (68,304,999)        (2,013,486)

GLOBAL FOCUS FUND
R Shares
Year ended 6/30/02 ..........       16,860,764               --        (28,468,424)       (11,607,660)
Year ended 6/30/01 ..........       19,236,662       17,011,080        (42,262,378)        (6,014,636)
A Shares
Year ended 6/30/02 ..........            9,263               --            (10,366)            (1,103)
Year ended 6/30/01 ..........              726            3,631             (4,015)               342
B Shares
Year ended 6/30/02 ..........               10               --                 --                 10
Year ended 6/30/01 ..........               --               --                 --                 --

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                                       Shares
                                             ------------------------------------------------------------
                                                            Issued as
                                                           Reinvestment                     Net Increase/
                                               Sold        of Dividends      Redeemed        (Decrease)
                                             ---------     ------------    ------------     -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued
C Shares
Year ended 6/30/02 ....................            560             --             (559)               1
Year ended 6/30/01 ....................             --             --               --               --

GLOBAL LONG-SHORT FUND
R Shares
Year ended 6/30/02 ....................        237,975             --       (3,495,312)      (3,257,337)
Year ended 6/30/01 ....................      1,343,993      3,812,434      (10,203,581)      (5,047,154)
A Shares
Year ended 6/30/02 ....................         13,243             --               --           13,243
Year ended 6/30/01 ....................             --             --               --               --
B Shares
Year ended 6/30/02 ....................         12,504             --           (1,394)          11,110
Year ended 6/30/01 ....................             --             --               --               --
C Shares
Year ended 6/30/02 ....................         14,770             --         (123,304)        (108,534)
Year ended 6/30/01 ....................        145,630          7,663         (201,902)         (48,609)
ML Shares*
Year ended 6/30/02 ....................          2,836             --         (300,283)        (297,447)
Year ended 6/30/01 ....................        274,760         24,075         (324,213)         (25,378)

GLOBAL TECH, TELECOM AND MEDIA FUND
R Shares
Year ended 6/30/02 ....................        512,392             --       (3,597,847)      (3,085,455)
Year ended 6/30/01 ....................      2,257,598      4,126,865       (6,558,702)        (174,239)

EMERGING MARKETS FUND
R Shares
Year ended 6/30/02 ....................      3,292,561             --       (6,419,734)      (3,127,173)
Year ended 6/30/01 ....................      5,839,319             --      (11,252,534)      (5,413,215)
A Shares
Year ended 6/30/02 ....................        434,734             --         (409,665)          25,069
Year ended 6/30/01 ....................        722,099             --       (1,249,010)        (526,911)
B Shares
Year ended 6/30/02 ....................              1             --               --                1
Year ended 6/30/01 ....................             --             --               --               --
C Shares
Year ended 6/30/02 ....................          3,857             --           (1,130)           2,727
Year ended 6/30/01 ....................             --             --               --               --

EMERGING MARKETS FOCUS FUND
R Shares
Year ended 6/30/02** ..................      1,233,913          4,828         (370,281)         868,460
Year ended 6/30/01 ....................        611,591          1,088         (172,186)         440,493
A Shares
Year ended 6/30/02 ....................          1,560             --               --            1,560
Year ended 6/30/01 ....................             --             --               --               --
B Shares
Year ended 6/30/02 ....................            784             --               --              784
Year ended 6/30/01 ....................             --             --               --               --
C Shares
Year ended 6/30/02 ....................            872             --               --              872
Year ended 6/30/01 ....................             --             --               --               --

TOTAL RETURN BOND FUND
R Shares
Year ended 6/30/02 ....................      2,447,851        188,986       (2,075,085)         561,752
Year ended 6/30/01 ....................      1,561,931        149,493       (1,510,096)         201,328
A Shares
Year ended 6/30/02 ....................        125,830            131         (116,350)           9,611
Year ended 6/30/01 ....................             --             --               --               --

                                                                           Dollars
                                             -------------------------------------------------------------------
                                                               Issued as
                                                              Reinvestment                         Net Increase/
                                                Sold          of Dividends       Redeemed           (Decrease)
                                             -----------      ------------     -------------       -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued
C Shares
Year ended 6/30/02 ....................      $     5,005               --      $      (4,936)      $          69
Year ended 6/30/01 ....................               --               --                 --                  --

GLOBAL LONG-SHORT FUND
R Shares
Year ended 6/30/02 ....................        2,784,346               --        (40,892,994)        (38,108,648)
Year ended 6/30/01 ....................       28,336,419      $64,277,641       (214,623,345)       (122,009,285)
A Shares
Year ended 6/30/02 ....................          151,867               --                 --             151,867
Year ended 6/30/01 ....................               --               --                 --                  --
B Shares
Year ended 6/30/02 ....................          145,103               --            (15,754)            129,349
Year ended 6/30/01 ....................               --               --                 --                  --
C Shares
Year ended 6/30/02 ....................          167,355               --         (1,198,577)         (1,031,222)
Year ended 6/30/01 ....................        2,066,709          108,730         (3,704,694)         (1,529,255)
ML Shares*
Year ended 6/30/02 ....................           33,941               --         (3,295,160)         (3,261,219)
Year ended 6/30/01 ....................        4,455,042          387,364         (6,393,862)         (1,551,456)

GLOBAL TECH, TELECOM AND MEDIA FUND
R Shares
Year ended 6/30/02 ....................        4,770,864               --        (34,409,943)        (29,639,079)
Year ended 6/30/01 ....................       63,338,698       77,873,939       (158,301,722)        (17,089,085)

EMERGING MARKETS FUND
R Shares
Year ended 6/30/02 ....................       28,074,124               --        (55,069,070)        (26,994,946)
Year ended 6/30/01 ....................       59,697,629               --       (115,377,150)        (55,679,521)
A Shares
Year ended 6/30/02 ....................        3,349,757               --         (3,184,690)            165,067
Year ended 6/30/01 ....................        8,338,110               --        (14,566,844)         (6,228,734)
B Shares
Year ended 6/30/02 ....................               10               --                 --                  10
Year ended 6/30/01 ....................               --               --                 --                  --
C Shares
Year ended 6/30/02 ....................           33,900               --            (10,328)             23,572
Year ended 6/30/01 ....................               --               --                 --                  --

EMERGING MARKETS FOCUS FUND
R Shares
Year ended 6/30/02** ..................       17,181,947           64,551         (4,802,574)         12,443,924
Year ended 6/30/01 ....................        9,060,052           15,534         (2,533,941)          6,541,645
A Shares
Year ended 6/30/02 ....................           23,965               --                 --              23,965
Year ended 6/30/01 ....................               --               --                 --                  --
B Shares
Year ended 6/30/02 ....................           12,581               --                 --              12,581
Year ended 6/30/01 ....................               --               --                 --                  --
C Shares
Year ended 6/30/02 ....................           12,864               --                 --              12,864
Year ended 6/30/01 ....................               --               --                 --                  --

TOTAL RETURN BOND FUND
R Shares
Year ended 6/30/02 ....................       29,529,622        2,269,084        (25,419,407)          6,379,299
Year ended 6/30/01 ....................       18,449,458        1,748,920        (17,733,605)          2,464,773
A Shares
Year ended 6/30/02 ....................        1,534,184            1,603         (1,404,904)            130,883
Year ended 6/30/01 ....................               --               --                 --                  --

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                                            Shares
                                             ---------------------------------------------------------------------
                                                                 Issued as
                                                               Reinvestment                          Net Increase/
                                                  Sold         of Dividends        Redeemed           (Decrease)
                                             ------------      ------------     --------------       -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued

TOTAL RETURN BOND FUND - continued
B Shares
Year ended 6/30/02 ....................              7,089              20                  --              7,109
Year ended 6/30/01 ....................                 --              --                  --                 --
C Shares
Year ended 6/30/02 ....................              2,603              19                (414)             2,208
Year ended 6/30/01 ....................                 --              --                  --                 --
I Shares
Year ended 6/30/02 ....................          1,090,946          56,376          (1,130,467)            16,855
Year ended 6/30/01 ....................                 --              --                  --                 --

SHORT DURATION GOVERNMENT BOND FUND
R Shares
Year ended 6/30/02 ....................         27,392,934       2,094,857         (11,861,023)        17,626,768
Year ended 6/30/01 ....................         13,983,841       1,088,662          (6,217,941)         8,854,562
A Shares
Year ended 6/30/02 ....................            240,296           3,271            (101,242)           142,325
Year ended 6/30/01 ....................            370,406             471            (337,587)            33,290
B Shares
Year ended 6/30/02 ....................                  1              --                  --                  1
Year ended 6/30/01 ....................                 --              --                  --                 --
C Shares
Year ended 6/30/02 ....................                  1              --                  --                  1
Year ended 6/30/01 ....................                 --              --                  --                 --

GOVERNMENT MONEY MARKET FUND
R Shares
Year ended 6/30/02 ....................        587,402,804      13,838,145      (1,135,597,264)      (534,356,315)
Year ended 6/30/01 ....................      1,453,371,245      55,591,823      (1,529,539,528)       (20,576,460)
A Shares
Year ended 6/30/02 ....................            100,073              14            (100,000)                87
Year ended 6/30/01 ....................         17,899,602          17,932         (26,570,049)        (8,652,515)
B Shares
Year ended 6/30/02 ....................                  1              --                  --                  1
Year ended 6/30/01 ....................                 --              --                  --                 --
C Shares
Year ended 6/30/02 ....................                  1              --                  --                  1
Year ended 6/30/01 ....................                 --              --                  --                 --

                                                                              Dollars
                                             -------------------------------------------------------------------------
                                                                  Issued as
                                                                 Reinvestment                            Net Increase/
                                                  Sold           of Dividends         Redeemed            (Decrease)
                                             --------------      ------------     ---------------       --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - continued

TOTAL RETURN BOND FUND - continued
B Shares
Year ended 6/30/02 ....................      $       85,441      $       238                   --       $      85,679
Year ended 6/30/01 ....................                  --               --                   --                  --
C Shares
Year ended 6/30/02 ....................              31,379              235      $        (4,911)             26,703
Year ended 6/30/01 ....................                  --               --                   --                  --
I Shares
Year ended 6/30/02 ....................          13,569,961          671,047          (13,581,000)            660,008
Year ended 6/30/01 ....................                  --               --                   --                  --

SHORT DURATION GOVERNMENT BOND FUND
R Shares
Year ended 6/30/02 ....................         281,284,271       21,475,519         (121,544,250)        181,215,540
Year ended 6/30/01 ....................         141,546,693       10,994,884          (62,761,145)         89,780,432
A Shares
Year ended 6/30/02 ....................           2,460,255           33,445           (1,034,433)          1,459,267
Year ended 6/30/01 ....................           3,735,392            4,741           (3,401,063)            339,070
B Shares
Year ended 6/30/02 ....................                  10               --                   --                  10
Year ended 6/30/01 ....................                  --               --                   --                  --
C Shares
Year ended 6/30/02 ....................                  10               --                   --                  10
Year ended 6/30/01 ....................                  --               --                   --                  --

GOVERNMENT MONEY MARKET FUND
R Shares
Year ended 6/30/02 ....................         587,403,997       13,838,521       (1,135,601,238)       (534,358,720)
Year ended 6/30/01 ....................       1,453,371,245       55,591,823       (1,529,539,528)        (20,576,460)
A Shares
Year ended 6/30/02 ....................             100,073               14             (100,000)                 87
Year ended 6/30/01 ....................          17,899,602           17,932          (26,570,049)         (8,652,515)
B Shares
Year ended 6/30/02 ....................                   1               --                   --                   1
Year ended 6/30/01 ....................                  --               --                   --                  --
C Shares
Year ended 6/30/02 ....................                   1               --                   --                   1
Year ended 6/30/01 ....................                  --               --                   --                  --

* Former Class B shares are different than current Class B shares; former Class B is now Class ML.

** Amounts sold include 269,493 shares and $10,713,053 of net assets from the merger with the Emerging Asia Fund.

7. TAX INFORMATION:

a. At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                               Tax Basis         Tax Basis                 Net Tax                 Cost for
                               Unrealized       Unrealized            Basis Unrealized            Federal Tax
Fund                          Appreciation     Depreciation      Appreciation/(Depreciation)       Purposes
-------------------------------------------------------------------------------------------------------------
Growth .................      $ 6,469,557      $(26,293,453)            $(19,823,896)            $183,249,662
Mid Cap ................       13,080,092        (7,915,352)               5,164,740               93,664,477
Mid Cap Focus ..........          141,612           (46,776)                  94,836                1,222,630
Small Cap ..............        5,299,764        (3,278,710)               2,021,054               47,049,524
U.S. Focus .............           26,387           (84,370)                 (57,983)               1,123,436
International Growth ...        1,373,829        (3,542,279)              (2,168,450)              41,168,710
Global Opportunities ...        1,133,124        (1,899,005)                (765,881)              22,152,464
Global Focus ...........        1,090,331        (2,935,921)              (1,845,590)              29,621,243

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                         Tax Basis         Tax Basis                 Net Tax                 Cost for
                                         Unrealized       Unrealized            Basis Unrealized            Federal Tax
Fund                                    Appreciation     Depreciation      Appreciation/(Depreciation)       Purposes
-----------------------------------------------------------------------------------------------------------------------
Global Long-Short ................      $   540,787      $ (4,937,405)            $ (4,396,618)            $ 46,215,275
Global Tech, Telecom and Media ...        1,444,589       (21,952,662)             (20,508,073)             104,133,895
Emerging Markets .................       19,484,614       (15,220,963)               4,263,651              131,527,984
Emerging Markets Focus ...........        2,430,961          (731,898)               1,699,063               23,146,034
Total Return Bond ................          617,702           (80,077)                 537,625               42,004,035
Short Duration Government Bond ...        4,087,712          (337,388)               3,750,324              502,058,444

b. Dividends and Distributions

Dividends from net investment income of the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund are declared daily and paid monthly. All other Funds declare and pay at least annually.

Distributions of net short-term gains and long-term capital gains ("capital gains") earned by the Funds are distributed at least annually. Additional distributions of net investment income and short-term gains (together considered "ordinary income") and capital gains for each Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Ordinary income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent differences incurred during the period ended June 30, 2002, resulting from differences in book and tax accounting, that have been reclassified at the period ended June 30, 2002, among undistributed net investment income, undistributed capital gain/(loss) and paid-in capital were as follows:

                                           Undistributed
                                                Net
                                             Investment          Undistributed
                                      Income/(Accumulated Net       Capital               Paid-in
Fund                                      Investment Loss)        Gain/(Loss)             Capital
---------------------------------------------------------------------------------------------------
Growth ...........................          $(1,010,662)          $  (856,562)          $ 1,867,224
Mid Cap ..........................              991,650               908,077            (1,899,727)
Mid Cap Focus ....................               10,839                    --               (10,839)
Small Cap ........................              450,983               282,192              (733,175)
U.S. Focus .......................                7,921                    --                (7,921)
International Growth .............              409,625               226,752              (636,377)
Global Opportunities .............              398,947               132,264              (531,211)
Global Focus .....................              428,929               204,170              (633,099)
Global Long-Short ................              725,224               (58,356)             (666,868)
Global Tech, Telecom and Media ...              932,079               234,684            (1,166,763)
Emerging Markets .................              309,368               570,585              (879,953)
Emerging Markets Focus ...........             (138,225)           (3,774,514)            3,912,739
Total Return Bond ................               19,907               (19,526)                 (381)
Short Duration Government Bond ...            1,369,641            (1,385,186)               15,545
Government Money Market ..........              147,990              (147,990)                   --

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(distributions in excess of net investment income/accumulated net investment loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

The tax character of dividends and distributions paid during the year ended June 30, 2002, were as follows:

                                          Ordinary      Ordinary      Long-term     Long-term
                                           Income        Income      Capital-Gain  Capital Gain
Fund                                      Dollars*     per Share*      Dollars      per Share
-----------------------------------------------------------------------------------------------
Growth ...........................               --          --      $24,102,113      $1.45
Mid Cap ..........................               --          --       12,922,625       1.24
Mid CapFocus .....................      $     5,356      $0.030               --         --
Small Cap ........................               --          --          595,967       0.09
Emerging Markets Focus ...........           70,452       0.100               --         --
Total Return Bond ................        3,094,817       0.890           12,202       0.00#
Short Duration Government Bond ...       21,585,277       0.610          227,368       0.01
Government Money Market ..........       14,312,527       0.021           14,742         --

* Includes distributions from net investment income and net short-term gains. # Amount represents less than $0.01 per share.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                      Ordinary        Long-term
                                                       Income       Capital-Gain
Fund                                                  Dollars          Dollars
--------------------------------------------------------------------------------

Emerging Markets Focus ...................            $ 4,161            --
Short Duration Government Bond ...........             79,466            --
Government Money Market ..................             80,787            --

c. Capital Loss Carryforwards

At June 30, 2002, the following Funds had available for federal income-tax purposes unused capital losses as follows:

Fund                                Expiring in 2006    Expiring in 2007    Expiring in 2008    Expiring in 2009    Expiring in 2010
------------------------------------------------------------------------------------------------------------------------------------
Growth ...........................              --                  --                  --                  --        $ 32,228,264
Mid Cap Focus ....................              --                  --                  --                  --             931,621
Small Cap ........................              --                  --                  --                  --          12,430,476
U.S. Focus .......................              --                  --                  --         $   326,473             889,954
International Growth .............              --                  --                  --           1,293,393          26,117,098
Global Opportunities .............              --                  --                  --           4,805,912          23,781,226
Global Focus .....................              --                  --                  --             805,392          36,625,527
Global Long-Short ................              --                  --                  --                  --           7,268,670
Global Tech, Telecom and Media ...              --                  --                  --          32,641,195         145,715,707
Emerging Markets .................     $69,583,381        $199,540,290         $22,330,736                  --          39,666,741
Emerging Markets Focus ...........       1,397,847             381,957             564,613           2,638,251           1,755,484
Government Money Market ..........              --                  --                  --                  --              11,325

The following Funds utilized capital loss carryforward during the year:

Fund                                                                    Amount
--------------------------------------------------------------------------------

Mid Cap ...........................................................   $1,629,820
Total Return Bond .................................................       50,682

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ending June 30, 2003. The following Funds elected to defer losses occurring between November 1, 2001, and June 30, 2002, under these rules as follows:

Fund                                                   Capital          Currency
--------------------------------------------------------------------------------

Growth ......................................        $25,315,402              --
Mid Cap .....................................          5,837,065              --
Mid Cap Focus ...............................            101,731              --
Small Cap ...................................          5,437,869              --
U.S. Focus ..................................            213,718              --
International Growth ........................          5,114,834        $139,486
Global Opportunities ........................          4,591,002          71,606
Global Focus ................................          4,043,178          70,305
Global Long-Short ...........................          4,424,360         128,513
Global Tech, Telecom and Media ..............         31,632,300         109,411
Emerging Markets ............................         10,303,149         349,640
Emerging Markets Focus ......................                 --         129,756
Total Return Bond ...........................            341,414              --
Short Duration Government Bond ..............            973,181              --

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

8. REORGANIZATION:

On June 24, 2002, the Montgomery Emerging Markets Focus Fund ("Acquiring Fund") acquired the assets and liabilities of the Montgomery Emerging Asia Fund ("Acquired Fund") through a merger pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. The following is a summary of shares outstanding, net assets, net asset value per share, accumulated net realized losses and unrealized appreciation immediately before and after the reorganization:

                                                   Before Reorganization                                     After Reorganization
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Permanent differences
                                               Emerging         Emerging Markets      from book and tax        Emerging Markets
Fund                                          Asia Fund            Focus Fund             accounting*             Focus Fund
---------------------------------------------------------------------------------------------------------------------------------
Shares ............................         $  1,343,594          $   852,222                                    $ 1,613,087
Net assets ........................           11,123,641           12,459,512                                     23,583,153
Net asset value ...................                 8.28                14.62                                          14.62
Unrealized appreciation ...........              411,587            1,586,935                                      1,998,522
Accumulated net realized losses ...          (12,659,424)          (2,239,621)            $12,659,424             (2,239,621)

* Reclassification to paid in capital relating to realized losses not available for offset against future gains.

-------------------------------
INDEPENDENT ACCOUNTANTS' REPORT
-------------------------------

To the Board of Trustees and Shareholders of The Montgomery Funds and The Montgomery Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments and schedule of short sales, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Growth Fund; Montgomery Mid Cap Fund; Montgomery Mid Cap Focus Fund; Montgomery Small Cap Fund; Montgomery U.S. Focus Fund; Montgomery International Growth Fund; Montgomery Global Opportunities Fund; Montgomery Global Focus Fund; Montgomery Global Long-Short Fund; Montgomery Global Tech, Telecom and Media Fund (formerly Montgomery Global Communications Fund); Montgomery Emerging Markets Fund, Montgomery Emerging Markets Focus Fund, Montgomery Total Return Bond Fund; Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund (portfolios of The Montgomery Funds and The Montgomery Funds II, collectively, the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods presented between July 1, 1998, and June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, CA
August 16, 2002

                                            ------------------------------------
                                            INFORMATION ON TRUSTEES AND OFFICERS
                                            ------------------------------------

                                   for the Montgomery Funds I and II (Unaudited)

Trustees
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Number
                                                                                                 of
                                                                                             Portfolios
                                               Length of Time                                 in Fund
                               Position Held     Served/Term       Principal Occupation       Complex        Other Directorships
Name, Address and Year Born      with Fund        of Office        During Past 5 Years        Overseen         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth             Disinterested   July 9, 1990,   Managing director of              20      The Montgomery Funds III;
One Embarcadero, Suite 2101    Trustee         to present/     Korn/Ferry International                  Montgomery Partners
San Francisco, CA 94111                        Indefinite      since 1999. Principal of                  Absolute Return Fund LLC
Born 1941                                                      Pearson, Caldwell &
                                                               Farnsworth, Inc., an
                                                               executive search consulting
                                                               firm, from 1991 to 1999.

Andrew Cox                     Disinterested   July 9, 1990,   Independent investment            20      The Montgomery Funds III;
101 California Street          Trustee         to present/     consultant. President,                    Montgomery Partners
San Francisco, CA 94111                        Indefinite      Denver International                      Absolute Return Fund LLC;
Born 1944                                                      School, from 1998 to 2000,                Herbert Enhanced Portfolio
                                                               and member of the Board                   Trust
                                                               from 1997 to 2000. Adjunct
                                                               professor, University of
                                                               Denver, Department of
                                                               Finance, from 1994 to 1998.

Cecilia H. Herbert             Disinterested   November        Chair of the Investment           20      The Montgomery Funds III;
101 California Street          Trustee         12, 1992,       Committee of the                          Montgomery Partners
San Francisco, CA 94111                        to present/     Archdiocese of San                        Absolute Return Fund LLC
Born 1949                                      Indefinite      Francisco Finance Council.
                                                               Member of the Boards of The
                                                               Thacher School, Catholic
                                                               Charities Catholic Youth
                                                               Organization of San
                                                               Francisco, and the Women's
                                                               Board of California Pacific
                                                               Medical Center.

R. Stephen Doyle               Disinterested   July 9, 1990,   Chairman of the Board of          20      The Montgomery Funds III;
101 California Street          Trustee         to present/     Trustees of the Trusts                    Montgomery Partners
San Francisco, CA 94111                        Indefinite      since 1990. Chairman                      Absolute Return Fund LLC;
Born 1939                                                      emeritus of the Manager                   Main Management, LLC
                                                               since 2001. Chairman of the
                                                               Manager from 1990 to 2001.
                                                               Chief executive officer of
                                                               the Manager from 1990 to
                                                               1999. Founder of the
                                                               Manager.

F. Scott Tuck                  Interested      January         Chair and chief executive         19      The Montgomery Funds III;
101 California Street          Trustee         1, 2002,        officer of the Manager.                   Director of the Manager
San Francisco, CA 94111                        to present/     Managing director of
Born 1957                                      Indefinite      Chancellor LGT Asset
                                                               Management from 1990 to
                                                               1998.

Affiliated Officers
------------------------------------------------------------------------------------------------------------------------------------

George A. Rio                  President and   June 30,        Senior vice president of          20      None
60 State Street, Suite 1300    treasurer       1998,           BISYS Fund Services.
Boston, MA 02109                               to present      Executive vice president of
Born 1955                                                      Funds Distributor, Inc.
                                                               from 1998 to 2001. Senior
                                                               vice president of Putnam
                                                               Investments from 1995 to
                                                               1998.

Karen Jacoppo-Wood             Vice president  September       Counsel of BISYS Fund             20      None
60 State Street, Suite 1300    and assistant   10, 1997,       Services. Vice president
Boston, MA 02109               secretary       to present      and senior associate
Born 1966                                                      general counsel of Funds
                                                               Distributor, Inc., from
                                                               1996 to 2001.

Christopher J. Kelley          Vice president  September       Vice president and senior         20      None
60 State Street, Suite 1300    and assistant   10, 1997,       counsel of BISYS Fund
Boston, MA 02109               secretary       to present      Services. Senior vice
Born 1964                                                      president and deputy
                                                               general counsel of Funds
                                                               Distributor, Inc., from
                                                               1996 to 2001.

Mary A. Nelson                 Vice president  September       Senior vice president of          20      None
60 State Street, Suite 1300    and assistant   10, 1997,       BISYS Fund Services. Senior
Boston, MA 02109               treasurer       to present      vice president of Funds
Born 1964                                                      Distributor, Inc., from 2000
                                                               to 2001. Vice president of
                                                               Funds Distributor, Inc.
                                                               from 1994 to 2000.

Stacey Bufton                  Vice president  May 31, 2001,   Vice president of BISYS           20      None
60 State Street, Suite 1300    and assistant   to present      Fund Services since June
Boston, MA 02109               treasurer                       1999. Manager at First Data
Born 1969                                                      Investor Services Group
                                                               from 1997 to 1999.

-------------------------
TAX AND PROXY INFORMATION
-------------------------

(Unaudited)

In accordance with the Internal Revenue Code, the following Funds are designating the following amounts as long-term capital-gain dividends:

Growth .........................................................     $24,102,113
Mid Cap ........................................................      12,922,625
Small Cap ......................................................         595,967
Total Return Bond ..............................................          11,929
Short Duration Government Bond .................................         227,290
Government Money Market ........................................          14,742

The following Funds may elect under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2002, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States of America were as follows:

                                                      Foreign            Foreign
Fund                                                  Income              Taxes
--------------------------------------------------------------------------------
International Growth .....................          $  668,134          $ 72,267
Global Opportunities .....................             233,267            22,231
Emerging Markets .........................           2,655,002           173,652
Emerging Markets Focus ...................             218,250             7,369

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and Internal Revenue Service
(tax) purposes.

The following is a summary of the votes regarding the reorganization. These votes were taken at the April 30, 2002, Board meeting:

         Shares in Favor        Shares Against          Shares Abstaining
--------------------------------------------------------------------------------
           763,554.220            123,351.944               19,373.907


The accompanying notes are an integral part of these financial statements.    86

                     This page is left intentionally blank.

                     This page is left intentionally blank.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863].

Funds Distributor, Inc. 08/02

    [LOGO]
Invest wisely.

GUIDED BY DEEP GLOBAL PERSPECTIVE, Montgomery is distinguished as an innovative investment management firm. Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies. By empowering investors with access to our experience and insight, we help you Invest wisely.(R)

                                                                             234